FIDELITY(REGISTERED TRADEMARK)
CAPITAL APPRECIATION
FUND

ANNUAL REPORT
OCTOBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  26  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  31  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          32

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CAPITAL APPRECIATION     36.98%       135.33%       263.65%

S&P 500 (registered trademark)    25.67%       217.79%       415.36%

Capital Appreciation Funds        36.56%       144.10%       286.27%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 278 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of the report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CAPITAL APPRECIATION     36.98%       18.67%        13.78%

S&P 500                           25.67%       26.02%        17.82%

Capital Appreciation Funds        36.56%       17.66%        12.91%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Capital Appreciation        S&P 500
             00307                       SP001
  1989/10/31      10000.00                    10000.00
  1989/11/30      10202.20                    10204.00
  1989/12/31      10445.93                    10448.90
  1990/01/31       9968.55                     9747.78
  1990/02/28      10100.46                     9873.52
  1990/03/31      10175.83                    10135.17
  1990/04/30       9817.79                     9881.79
  1990/05/31      10339.15                    10845.27
  1990/06/30      10244.93                    10771.52
  1990/07/31      10050.20                    10737.05
  1990/08/31       9001.21                     9766.42
  1990/09/30       8341.67                     9290.79
  1990/10/31       8071.57                     9250.84
  1990/11/30       8492.42                     9848.45
  1990/12/31       8807.31                    10123.22
  1991/01/31       9176.41                    10564.59
  1991/02/28       9889.14                    11319.96
  1991/03/31      10124.59                    11593.90
  1991/04/30      10162.78                    11621.73
  1991/05/31      10296.41                    12123.79
  1991/06/30       9990.96                    11568.52
  1991/07/31      10372.78                    12107.61
  1991/08/31      10366.41                    12394.56
  1991/09/30      10048.23                    12187.57
  1991/10/31       9850.96                    12350.89
  1991/11/30       9265.50                    11853.15
  1991/12/31       9687.52                    13209.15
  1992/01/31      10252.76                    12963.46
  1992/02/29      10676.69                    13131.98
  1992/03/31      10653.13                    12875.91
  1992/04/30      10959.30                    13254.46
  1992/05/31      11092.76                    13319.41
  1992/06/30      11084.91                    13120.95
  1992/07/31      11139.87                    13657.59
  1992/08/31      10692.39                    13377.61
  1992/09/30      10708.09                    13535.47
  1992/10/31      10770.89                    13582.84
  1992/11/30      10888.65                    14046.02
  1992/12/31      11273.24                    14218.78
  1993/01/31      11588.93                    14338.22
  1993/02/28      11838.20                    14533.22
  1993/03/31      12504.67                    14839.87
  1993/04/30      13104.49                    14480.75
  1993/05/31      13454.39                    14868.83
  1993/06/30      13496.05                    14911.95
  1993/07/31      13787.63                    14852.30
  1993/08/31      13970.91                    15415.20
  1993/09/30      13646.00                    15296.51
  1993/10/31      14445.77                    15613.15
  1993/11/30      14395.78                    15464.82
  1993/12/31      15040.09                    15651.94
  1994/01/31      15857.87                    16184.11
  1994/02/28      15516.67                    15745.52
  1994/03/31      14871.28                    15059.02
  1994/04/30      14962.18                    15251.77
  1994/05/31      15080.35                    15501.90
  1994/06/30      14580.40                    15122.10
  1994/07/31      14898.55                    15618.11
  1994/08/31      15489.40                    16258.45
  1994/09/30      15543.94                    15860.12
  1994/10/31      15453.04                    16216.97
  1994/11/30      15553.03                    15626.35
  1994/12/31      15419.11                    15858.09
  1995/01/31      15882.39                    16269.29
  1995/02/28      16174.46                    16903.30
  1995/03/31      16174.46                    17402.12
  1995/04/30      16627.66                    17914.61
  1995/05/31      16708.23                    18630.66
  1995/06/30      17090.94                    19063.45
  1995/07/31      17906.71                    19695.59
  1995/08/31      18440.49                    19745.03
  1995/09/30      18662.06                    20578.27
  1995/10/31      17836.21                    20504.81
  1995/11/30      18118.21                    21404.97
  1995/12/31      18312.93                    21817.23
  1996/01/31      19153.28                    22559.89
  1996/02/29      19076.88                    22769.02
  1996/03/31      19120.54                    22988.28
  1996/04/30      19437.03                    23327.13
  1996/05/31      19982.71                    23928.73
  1996/06/30      19382.46                    24019.90
  1996/07/31      18291.11                    22958.70
  1996/08/31      18902.27                    23442.90
  1996/09/30      19917.22                    24762.27
  1996/10/31      19939.05                    25445.21
  1996/11/30      21041.32                    27368.62
  1996/12/31      21081.82                    26826.44
  1997/01/31      22025.96                    28502.56
  1997/02/28      21727.19                    28726.02
  1997/03/31      20902.56                    27545.67
  1997/04/30      21344.75                    29190.15
  1997/05/31      23268.88                    30967.24
  1997/06/30      24559.61                    32354.57
  1997/07/31      26471.79                    34929.03
  1997/08/31      26005.70                    32972.30
  1997/09/30      27607.15                    34778.20
  1997/10/31      25886.19                    33616.60
  1997/11/30      26029.60                    35172.72
  1997/12/31      26672.07                    35776.63
  1998/01/31      26176.61                    36172.32
  1998/02/28      28392.40                    38781.07
  1998/03/31      29452.13                    40767.05
  1998/04/30      30154.03                    41177.16
  1998/05/31      28997.96                    40469.33
  1998/06/30      29672.33                    42113.19
  1998/07/31      29479.65                    41664.69
  1998/08/31      23300.21                    35640.81
  1998/09/30      24993.02                    37923.96
  1998/10/31      26548.20                    41008.69
  1998/11/30      27883.18                    43494.23
  1998/12/31      31192.58                    46000.37
  1999/01/31      33623.54                    47924.10
  1999/02/28      31828.59                    46434.62
  1999/03/31      33086.47                    48292.47
  1999/04/30      35531.56                    50162.84
  1999/05/31      34683.55                    48978.49
  1999/06/30      36619.83                    51696.80
  1999/07/31      35913.16                    50082.83
  1999/08/31      35884.89                    49834.92
  1999/09/30      35036.89                    48468.94
  1999/10/29      36365.43                    51536.05
IMATRL PRASUN   SHR__CHT 19991031 19991119 140141 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $36,365 - a 263.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,536 - a 415.36% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTICAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTICAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF OCTOBER 31, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTICAP CORE FUNDS ARE 23.12%, 148.63%, 299.18%, AND 23.12%, 19.79%, 14.57%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTICAP SUPERGROUP AVERAGE ARE 24.64%, 146.34%, 301.60%, AND 24.64%, 19.46%,
14.60%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite some bumps in the road
along the way, the U.S. equity
market produced another period
of solid returns. For the 12 months
ending October 31, 1999, the Dow
Jones Industrial Average returned
26.84%. The Standard & Poor's
500 Index - a measure of
large-cap performance - returned
25.67% during the 12-month
period, while the Russell 2000
Index - a barometer of small-cap
stocks - mustered a return of
14.87%. Several factors played
roles in determining the market's
path, including Federal Reserve
Board monetary policy, shifting
investor sentiment and volatility in
certain pockets of the market. Early
in the period, the Fed tried to
stabilize the impact of shaky global
markets on the U.S. by lowering
interest rates. Investors applauded
the gesture as the Dow hit the
10,000 level for the first time in
late March. Late in the second
quarter, however, concerns over
an overheating U.S. economy and
global market recoveries triggered
inflation fears and washed away
some of the market's gains. In
June and again in August, the Fed
raised rates and the market sold
off throughout the third quarter as
investors anticipated additional
increases. The technology sector
had its shares of ups and downs
during the period. In the end,
though, tech stocks were the clear
market leaders as the NASDAQ
Index reeled off a healthy 67.98%
return.

(photograph of Harry Lange)

An interview with Harry Lange, Portfolio Manager of Fidelity Capital Appreciation Fund

Q. HOW DID THE FUND PERFORM, HARRY?

A. The fund had a solid year. For the 12 months that ended October 31, 1999, the fund returned 36.98%. That topped the Standard & Poor's 500 Index, which returned 25.67% during the same period. The capital appreciation funds average, as tracked by Lipper Inc., returned
36.56%.

Q. WHAT FACTORS HELPED THE FUND BEAT BOTH THE INDEX AND ITS PEER
GROUP?

A. A blend of timely strategies, good stock picking and some nice developments internationally helped the most. My investing approach alternated between defensive and aggressive during the period, and my timing with each worked out well. I went aggressive during the first few months of the period - when small- and mid-cap stocks were beaten down - by adding to the fund's positions in inexpensive, high-growth Internet and semiconductor stocks. This benefited the fund, as Internet-related names such as America Online and semiconductor holdings such as KLA-Tencor and Teradyne were positive contributors. I then turned a bit more defensive at the beginning of 1999, as I funnelled some of the fund's assets into energy services stocks. Oil prices had tumbled to around $10 per barrel, and investor sentiment was largely negative. I felt prices would snap back and added to the fund's positions in stocks such as Halliburton and Noble Drilling. Fortunately, oil prices rose significantly and the fund benefited.

Q. FOUR OF THE FUND'S TOP 20 POSITIONS AT THE END OF THE PERIOD WERE JAPANESE STOCKS. CAN YOU DISCUSS THESE HOLDINGS?

A. Sure. Two of them are involved in the securities industry and two are involved in venture capital projects. As the Japanese market began to rebound (SEE CALLOUT BOX ON PAGE 8), Japanese brokerage houses began to see pick-ups in business volume. Thus, the fund's positions in Daiwa Securities and Nomura Securities panned out well. The other two - Softbank and Jafco - are both active in the venture capital arena and performed very well during the period.

Q. TOGETHER, THE FUND HAD JUST OVER 41% OF ITS ASSETS LOCKED INTO THE TECHNOLOGY AND THE MEDIA AND LEISURE SECTORS AT THE END OF THE PERIOD. WHAT STRATEGIES DID YOU FOLLOW?

A. In terms of technology, my initial attraction centered around semiconductor stocks. During the second half of the period, however, I began to emphasize companies involved in the personal computer business, such as Dell. Despite signs that PC stocks could suffer from Y2K concerns, I found the earnings and revenue growth outlook for the group to be in good shape. Within the media and leisure group, the fund's continued play on Spanish-language broadcasters provided a good performance boost. The Hispanic population in the U.S. is growing faster than the general population, and I felt several broadcasters - namely the Hispanic Broadcasting Corp. and Univision - were in line to see their advertising revenues increase. Viacom - the fund's largest single position at the end of October - merged with CBS during the period, and I'm optimistic that the two entities will thrive. Cable television stock Comcast also fared well.

Q. WHICH STOCKS DIDN'T PERFORM AS WELL AS YOU HAD HOPED?

A. Two major disappointments were Waste Management and Stewart Enterprises. These companies shared similar story lines, as both encountered difficulties integrating acquired companies into their existing frameworks. Waste Management - a leading trash collection company - stumbled in the process of its merger with USA Waste, while Stewart - a funeral services company - had trouble assimilating several smaller businesses. The fund no longer owned stakes in these companies at the end of the period.

Q. WHAT'S YOUR OUTLOOK?

A. While many people feel stocks are overvalued, I would argue that accelerated earnings growth for many U.S. companies justifies some of those prices. If this type of environment continues, I may look for additional opportunities within the technology and telecommunications areas. Specifically, I'd like to keep finding ways to play the growth in cellular and data communications.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
primarily in common stocks

FUND NUMBER: 307

TRADING SYMBOL: FDCAX

START DATE: November 26,
1986

SIZE: as of October 31, 1999,
more than $2.9 billion

MANAGER: Harry Lange, since
1996; manager, various
Fidelity Select portfolios,
1992-1996; research
director, Fidelity Investments
Far East, 1988-1992;
joined Fidelity in 1987

HARRY LANGE DISCUSSES THE
REVERSAL OF FORTUNE IN JAPAN:

"After enduring years of a
sputtering economy and
corresponding flat capital
markets, Japan staged a nice
turnaround during the period.
Many factors played a role in
Japan's resurgence.

"I travel to Japan two or three
times a year and in the course of
talking with companies and
people there, I sensed a positive
attitude change. Japanese
companies are following in the
footsteps of their U.S.
counterparts as they pare back on
unprofitable businesses and look
to consolidate. And Japanese
investors are starting to buy
mutual funds for the first time.
Having companies such as Fidelity
selling mutual funds in Japan has
breathed new life into Japanese
brokers and restored confidence
among investors. Cable TV
network CNBC, in fact, is now
broadcasting around-the-clock
coverage of the Japanese markets.

"The Japanese government also
played a key role by allowing
for more of a free-enterprise
market system.

"At the close of the period, the
fund had approximately 11% of
its assets in Japanese stocks."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Viacom, Inc. Class B (non-vtg.)   4.4                     4.2

General Electric Co.              3.7                     0.0

Jafco Co. Ltd.                    3.0                     1.4

Time Warner, Inc.                 2.7                     2.8

Electronic Data Systems Corp.     2.6                     3.9

Comcast Corp. Class A (special)   2.1                     1.7

Playboy Enterprises, Inc.         2.0                     2.2
Class B

Daiwa Securities Co. Ltd.         1.8                     0.0

Pegasus Systems, Inc.             1.7                     1.4

Newmont Mining Corp.              1.7                     1.4

                                  25.7                    19.0

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

TECHNOLOGY                        23.7                    23.3

MEDIA & LEISURE                   18.0                    15.7

FINANCE                           10.5                    12.3

ENERGY                            7.7                     7.6

CONSTRUCTION & REAL ESTATE        6.1                     11.6



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF OCTOBER 31, 1999 *                                       AS OF APRIL 30, 1999 **

Stocks and Investment                                          Stocks and Investment
Companies                       93.6%                          Companies                           96.4%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 6.4%                          Net Other Assets                     3.6%

* FOREIGN INVESTMENTS           15.2%                          ** FOREIGN INVESTMENTS               8.7%

Row: 1, Col: 1, Value: 93.59999999999999                       Row: 1, Col: 1, Value: 96.40000000000001
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.4                                     Row: 1, Col: 8, Value: 3.6





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 93.6%

                                 SHARES                     VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 1.8%

CHEMICALS & PLASTICS - 0.2%

Foamex International, Inc. (a)    100,000                   $ 775

Praxair, Inc.                     100,000                    4,675

                                                             5,450

IRON & STEEL - 0.3%

Bunka Shutter Co. Ltd.            1,143,000                  2,492

Chubu Steel Plate Co. Ltd.        60,000                     91

Nippon Steel Corp.                400,000                    1,018

Tadano Ltd.                       100,000                    307

Tubos de Acero de Mexico SA       400,000                    4,375
sponsored ADR

                                                             8,283

METALS & MINING - 1.0%

Alcoa, Inc.                       400,000                    24,300

Furukawa Electric Co. Ltd.        500,000                    3,649

                                                             27,949

PACKAGING & CONTAINERS - 0.2%

Owens-Illinois, Inc. (a)          253,100                    6,059

PAPER & FOREST PRODUCTS - 0.1%

Mercer International, Inc.        909,800                    4,265
(SBI) (c)

TOTAL BASIC INDUSTRIES                                       52,006

CONSTRUCTION & REAL ESTATE -
6.1%

BUILDING MATERIALS - 0.9%

Fortune Brands, Inc.              200,000                    7,088

Masco Corp.                       628,200                    19,160

                                                             26,248

CONSTRUCTION - 1.0%

Beazer Homes USA, Inc. (a)        200,000                    3,825

D.R. Horton, Inc.                 200,000                    2,363

Engle Homes, Inc.                 250,000                    2,531

George Wimpey PLC                 1,000,000                  1,957

Higashi Nihon House Co. Ltd.      50,000                     269

Lennar Corp.                      1,080,418                  17,759

Okumura Corp.                     300,000                    1,080

                                                             29,784

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

ENGINEERING - 0.0%

Stolt Comex Seaway SA (a)         54,600                    $ 584

Stolt Comex Seaway SA             27,300                     263
sponsored ADR Class A (a)

                                                             847

REAL ESTATE - 0.3%

Boardwalk Equities, Inc. (a)      81,600                     665

Excel Legacy Corp. (a)            750,800                    3,144

LNR Property Corp.                90,268                     1,749

Mitsubishi Estate Co. Ltd.        200,000                    2,007

                                                             7,565

REAL ESTATE INVESTMENT TRUSTS
- 3.9%

Alexandria Real Estate            390,300                    11,221
Equities, Inc.

AMB Property Corp.                100,000                    1,988

Apartment Investment &            420,100                    15,806
Management Co. Class A

Avalonbay Communities, Inc.       26,000                     840

Crescent Real Estate Equities     315,200                    5,260
Co.

Duke-Weeks Realty Corp.           484,552                    9,509

Equity Office Properties Trust    725,000                    16,041

Equity Residential Properties     391,200                    16,357
Trust (SBI)

First Washington Realty           100,000                    2,044
Trust, Inc.

Glenborough Realty Trust,         333,000                    4,350
Inc.

Home Properties of N.Y., Inc.     321,822                    8,589

LTC Properties, Inc.              875,800                    9,305

New Plan Excel Realty Trust       220,960                    3,825

Public Storage, Inc.              385,300                    9,295

                                                             114,430

TOTAL CONSTRUCTION & REAL                                    178,874
ESTATE

DURABLES - 1.1%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Wynn's International, Inc.        176,550                    2,748

CONSUMER DURABLES - 0.1%

CompX International, Inc.         100,000                    1,850
Class A (a)

HOME FURNISHINGS - 0.3%

Furniture Brands                  36,800                     713
International, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

HOME FURNISHINGS - CONTINUED

HON Industries, Inc.              108,700                   $ 2,133

Leggett & Platt, Inc.             300,000                    6,656

                                                             9,502

TEXTILES & APPAREL - 0.6%

Galey & Lord, Inc. (a)            378,500                    568

Kellwood Co.                      3,500                      62

Perry Ellis International,        380,000                    4,370
Inc. (a)(c)

Polymer Group, Inc. (a)           500,000                    9,781

Quaker Fabric Corp. (a)(c)        1,015,700                  3,682

                                                             18,463

TOTAL DURABLES                                               32,563

ENERGY - 7.7%

ENERGY SERVICES - 5.5%

ENSCO International, Inc.         1,661,000                  32,182

Halliburton Co.                   1,000,000                  37,688

McDermott International, Inc.     100,000                    1,813

Noble Drilling Corp. (a)          2,100,000                  46,594

Pool Energy Services Co. (a)      63,000                     1,374

R&B Falcon Corp. (a)              66,000                     821

Schlumberger Ltd.                 660,000                    39,971

                                                             160,443

OIL & GAS - 2.2%

Cabot Oil & Gas Corp. Class A     100,000                    1,613

Cooper Cameron Corp. (a)          150,000                    5,803

Newport Petroleum Corp. (a)(d)    310,000                    885

The Coastal Corp.                 479,200                    20,186

Titan Exploration, Inc. (a)       198,000                    829

Vastar Resources, Inc.            600,000                    35,438

                                                             64,754

TOTAL ENERGY                                                 225,197

FINANCE - 10.5%

BANKS - 0.6%

Bank of Tokyo-Mitsubishi Ltd.     200,000                    3,319

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Comerica, Inc.                    75,000                    $ 4,458

Fleet Boston Corp.                100,000                    4,363

Fuji International Finance        29                         931
Trust sponsored ADR (d)

National Bank of Canada           384,100                    4,672

                                                             17,743

CREDIT & OTHER FINANCE - 4.4%

Acom Co. Ltd.                     70,000                     7,664

American Express Co.              155,000                    23,870

Associates First Capital          131,042                    4,783
Corp. Class A

Concord EFS, Inc. (a)             150,000                    4,059

Household International, Inc.     32,700                     1,459

Jafco Co. Ltd.                    793,000                    89,105

                                                             130,940

INSURANCE - 0.9%

American International Group,     200,000                    20,588
Inc.

CIGNA Corp.                       50,000                     3,738

Fremont General Corp.             66,200                     571

LIMIT PLC                         307,000                    747

                                                             25,644

SAVINGS & LOANS - 0.7%

Charter One Financial, Inc.       41,233                     1,013

Washington Federal, Inc.          121,000                    2,760

Washington Mutual, Inc.           438,000                    15,741

                                                             19,514

SECURITIES INDUSTRY - 3.9%

Daiwa Securities Co. Ltd.         5,027,000                  53,734

Knight/Trimark Group, Inc.        100,000                    2,606
Class A (a)

Morgan Stanley Dean Witter &      100,000                    11,031
Co.

Nomura Securities Co. Ltd.        2,815,000                  46,527

                                                             113,898

TOTAL FINANCE                                                307,739

HEALTH - 5.6%

DRUGS & PHARMACEUTICALS - 3.8%

Allergan, Inc.                    100,000                    10,738

Biogen, Inc. (a)                  100,000                    7,413

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Chirex, Inc. (a)                  120,000                   $ 3,390

Eli Lilly & Co.                   150,000                    10,331

Genentech, Inc.                   150,000                    21,863

King Pharmaceuticals, Inc. (a)    200,000                    6,050

Medimmune, Inc. (a)               134,100                    15,019

Merck & Co., Inc.                 100,000                    7,956

Sankyo Co. Ltd.                   19,000                     542

SuperGen, Inc. (a)                400,000                    11,250

ViroPharma, Inc. (a)              40,100                     837

Warner-Lambert Co.                200,000                    15,963

                                                             111,352

MEDICAL EQUIPMENT & SUPPLIES
- 0.4%

Bard (C.R.), Inc.                 100,000                    5,394

Gehe AG                           50,000                     1,741

Medtronic, Inc.                   147,480                    5,106

Varian Medical Systems, Inc.      11,900                     251

                                                             12,492

MEDICAL FACILITIES MANAGEMENT
- 1.4%

HEALTHSOUTH Corp. (a)             6,500,000                  37,375

LTC Healthcare, Inc. (a)          87,580                     131

Wellpoint Health Networks,        50,000                     2,900
Inc. (a)

                                                             40,406

TOTAL HEALTH                                                 164,250

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.0%

ELECTRICAL EQUIPMENT - 4.0%

Energy Conversion Devices,        600,000                    5,663
Inc. (a)

Energy Conversion Devices,        400,000                    700
Inc. warrants 7/31/01 (a)

Ericsson (L.M.) Telefon AB        100,000                    4,275
sponsored ADR Class B

General Electric Co.              800,000                    108,450

                                                             119,088

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Hitachi Construction              826,000                    4,442
Machinery Co. Ltd.

PRI Automation, Inc. (a)          58,200                     2,335

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

THK Co. Ltd.                      650,200                   $ 21,293

Varian Semiconductor              11,900                     269
Equipment Associates, Inc.
(a)

                                                             28,339

TOTAL INDUSTRIAL MACHINERY &                                 147,427
EQUIPMENT

MEDIA & LEISURE - 18.0%

BROADCASTING - 9.8%

AMFM, Inc. (a)                    99,100                     6,937

Capital Radio PLC                 211,900                    3,481

CBS Corp. (a)                     896,079                    43,740

Clear Channel Communications,     100,000                    8,038
Inc. (a)

Comcast Corp. Class A             1,458,600                  61,444
(special)

Hispanic Broadcasting Corp.       134,500                    10,895
(a)

Infinity Broadcasting Corp.       700,000                    24,194
Class A

Radio One, Inc. (a)               1,600                      80

SBS Broadcasting SA (a)           41,000                     1,502

Time Warner, Inc.                 1,157,465                  80,661

Univision Communications,         500,000                    42,531
Inc. Class A (a)

USA Networks, Inc. (a)            100,000                    4,506

                                                             288,009

ENTERTAINMENT - 5.4%

King World Productions, Inc.      100,000                    3,875
(a)

Royal Carribean Cruises Ltd.      301,500                    15,998

Viacom, Inc.:

Class A (a)                       201,200                    9,167

Class B (non-vtg.) (a)            2,899,600                  129,742

                                                             158,782

LEISURE DURABLES & TOYS - 0.3%

Coachmen Industries, Inc.         635,200                    9,330

LODGING & GAMING - 0.0%

Interstate Hotels Corp. Class     63,165                     191
A (a)

PUBLISHING - 2.0%

Playboy Enterprises, Inc.:

Class A (a)                       25,000                     539

Class B (a)                       2,257,300                  57,843

                                                             58,382

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.5%

Big Buck Brew & Steakhouse,       522,500                   $ 1,078
Inc. (a)(c)

Starbucks Corp. (a)               500,000                    13,594

                                                             14,672

TOTAL MEDIA & LEISURE                                        529,366

NONDURABLES - 1.7%

BEVERAGES - 1.5%

Canandaigua Brands, Inc.          697,400                    42,193
Class A (a)

Celestial Seasonings, Inc. (a)    100,000                    1,713

                                                             43,906

FOODS - 0.0%

Corn Products International,      12,500                     407
Inc.

TOBACCO - 0.2%

Philip Morris Companies, Inc.     251,900                    6,345

TOTAL NONDURABLES                                            50,658

PRECIOUS METALS - 1.7%

Newmont Mining Corp.              2,200,000                  48,263

RETAIL & WHOLESALE - 2.4%

APPAREL STORES - 0.2%

Baker (J.), Inc.                  431,700                    2,401

Charming Shoppes, Inc. (a)        200,000                    994

TJX Companies, Inc.               129,554                    3,514

                                                             6,909

DRUG STORES - 0.5%

CVS Corp.                         200,000                    8,688

Walgreen Co.                      200,000                    5,038

                                                             13,726

GENERAL MERCHANDISE STORES -
0.4%

Cifra SA de CV Series V (a)       1,100,000                  1,730

Wal-Mart Stores, Inc.             200,000                    11,338

                                                             13,068

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 0.2%

Kroger Co. (a)                    56,000                    $ 1,166

Safeway, Inc. (a)                 130,000                    4,591

                                                             5,757

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.1%

Barbeques Galore Ltd.             235,000                    1,454
sponsored ADR (a)(c)

Best Buy Co., Inc. (a)            100,000                    5,556

Gadzooks, Inc. (a)                300,000                    2,400

Handleman Co. (a)                 100,000                    1,613

Oshmans Sporting Goods, Inc.      100,000                    213
(a)

Senshukai Co. Ltd.                1,018,000                  19,544

Takkt AG (a)                      50,000                     287

                                                             31,067

TOTAL RETAIL & WHOLESALE                                     70,527

SERVICES - 4.0%

ADVERTISING - 1.3%

DoubleClick, Inc. (a)             50,000                     7,000

Interpublic Group of              400,000                    16,250
Companies, Inc.

Omnicom Group, Inc.               160,000                    14,080

                                                             37,330

SERVICES - 2.7%

Block (H&R), Inc.                 150,000                    6,384

Caremark Rx, Inc. (a)             6,016,300                  29,329

Crestline Capital Corp. (a)       125,950                    2,802

Gartner Group, Inc. Class B       13,020                     122
(a)

Modis Professional Services,      3,719,400                  41,611
Inc. (a)

                                                             80,248

TOTAL SERVICES                                               117,578

TECHNOLOGY - 23.7%

COMMUNICATIONS EQUIPMENT - 0.2%

Aiphone Co. Ltd.                  100,000                    1,681

Datacraft Asia Ltd.               300,000                    1,380

Filtronic PLC                     50,000                     927

                                                             3,988

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- 12.4%

4Front Technologies, Inc.         1,015,900                 $ 13,842
(a)(c)

Amazon.com, Inc. (a)              50,000                     3,531

America Online, Inc. (a)          190,000                    24,641

Catalyst International, Inc.      500,100                    4,501
(a)(c)

Citrix Systems, Inc. (a)          200,000                    12,825

Electronic Data Systems Corp.     1,319,100                  77,167

Exodus Communications, Inc.       300,000                    25,800
(a)

i2 Technologies, Inc. (a)         44,500                     3,513

IMS Health, Inc.                  100,000                    2,900

Internap Network Services         200,000                    18,475
Corp.

MERANT PLC sponsored ADR (a)      55,000                     1,066

Microsoft Corp. (a)               520,400                    48,170

Midway Games, Inc. (a)            323,387                    6,448

NCR Corp. (a)                     148                        5

Pegasus Systems, Inc. (a)(c)      1,186,500                  50,723

Peregrine Systems, Inc. (a)       300,000                    13,163

PSINet, Inc. (a)                  50,000                     1,800

Sabre Group Holdings, Inc.        789,100                    35,066
Class A (a)

SAP AG (Systeme Anwendungen       135,000                    4,936
Produkte) sponsored ADR

Sportsline USA, Inc. (a)          194,800                    7,001

Talk City, Inc.                   600                        4

Yahoo!, Inc. (a)                  50,000                     8,953

                                                             364,530

COMPUTERS & OFFICE EQUIPMENT
- 2.4%

Dell Computer Corp. (a)           600,000                    24,075

Gadzoox Networks, Inc.            1,100                      52

Inacom Corp. (a)                  174,300                    839

Quantum Corp.:

(DLT & Storage Systems) (a)       100,000                    1,544

(Hard Disk Drive) (a)             50,000                     306

Seagate Technology, Inc. (a)      200,000                    5,888

Softbank Corp.                    92,600                     38,507

                                                             71,211

ELECTRONIC INSTRUMENTS - 2.8%

KLA-Tencor Corp. (a)              453,300                    35,896

Teradyne, Inc. (a)                500,000                    19,250

Thermo Electron Corp. (a)         100,000                    1,350

Thermoquest Corp. (a)             200,000                    2,100

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

Tokyo Seimitsu Co. Ltd.           200,000                   $ 24,413

Varian, Inc. (a)                  11,900                     225

                                                             83,234

ELECTRONICS - 5.9%

Analog Devices, Inc. (a)          100,000                    5,313

Brocade Communications            50,000                     13,450
Systems, Inc.

C.P. Clare Corp. (a)              60,000                     319

Integrated Silicon Solution       574,700                    4,023
(a)

Intel Corp.                       520,000                    40,268

Micron Technology, Inc. (a)       550,000                    39,222

Motorola, Inc.                    200,000                    19,488

National Semiconductor Corp.      400,000                    11,975
(a)

Nichicon Corp.                    500,000                    10,852

Semtech Corp. (a)                 180,000                    6,896

Solectron Corp. (a)               149,200                    11,227

Texas Instruments, Inc.           100,000                    8,975

                                                             172,008

TOTAL TECHNOLOGY                                             694,971

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.5%

Deutsche Lufthansa AG:

(Reg.) (d)                        100,000                    2,110

(Reg.)                            100,000                    2,110

Preview Travel, Inc. (a)          300,000                    9,150

                                                             13,370

RAILROADS - 0.5%

Burlington Northern Santa Fe      500,000                    15,938
Corp.

SHIPPING - 0.0%

Peninsular & Oriental Steam       102,378                    1,451
Navigation Co.

TRUCKING & FREIGHT - 0.3%

Air Express International         280,000                    7,455
Corp.

TOTAL TRANSPORTATION                                         38,214

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - 3.0%

CELLULAR - 0.2%

Cable & Wireless                  500,000                   $ 5,246
Communications PLC (a)

ELECTRIC UTILITY - 1.2%

Entergy Corp.                     206,900                    6,194

Illinova Corp.                    100,800                    3,207

Niagara Mohawk Holdings, Inc.     1,360,500                  21,598
(a)

PG&E Corp.                        213,600                    4,899

                                                             35,898

GAS - 0.1%

Dynegy, Inc.                      200,000                    4,575

TELEPHONE SERVICES - 1.5%

Advanced Communications           1,341,400                  8,048
Group, Inc. (a)(c)

AT&T Corp.                        141,450                    6,613

France Telecom SA                 8,300                      804

Telefonos de Mexico SA            300,000                    25,650
sponsored ADR representing
Class L shares

U.S. WEST, Inc.                   39,599                     2,418

                                                             43,533

TOTAL UTILITIES                                              89,252

TOTAL COMMON STOCKS                                          2,746,885
(Cost $1,979,350)

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%



BASIC INDUSTRIES - 0.0%

METALS & MINING - 0.0%

Freeport-McMoRan Copper &         9,100                      116
Gold, Inc. depositary shares
representing 0.025 silver
denomination pfd.  (Cost
$155)

INVESTMENT COMPANIES - 0.0%



Taiwan Fund, Inc.  (Cost          100,000                    1,788
$2,625)

CASH EQUIVALENTS - 6.5%

                                 SHARES                     VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     30,030,025                $ 30,030
5.26% (b)

Taxable Central Cash Fund,        160,085,544                160,086
5.21% (b)

TOTAL CASH EQUIVALENTS                          190,116
(Cost $190,116)

TOTAL INVESTMENT PORTFOLIO -                                 2,938,905
100.1%
(Cost $2,172,246)

NET OTHER ASSETS - (0.1)%                                    (3,219)

NET ASSETS - 100%                                          $ 2,935,686


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,926,000 or 0.1% of net assets.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America         84.8%

Japan                            11.3

Netherlands Antilles              1.4

Mexico                            1.1

Others individually less than     1.4
1%

                                100.0%

INCOME TAX INFORMATION

At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $2,178,867,000. Net unrealized appreciation aggregated $760,038,000, of which $897,466,000 related to appreciated investment securities and $137,428,000 related to depreciated investment securities.

The fund hereby designates approximately $66,000,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                  OCTOBER 31, 1999

ASSETS

Investment in securities, at            $ 2,938,905
value (cost $2,172,246) -
See accompanying schedule

Receivable for investments               29,415
sold

Receivable for fund shares               4,847
sold

Dividends receivable                     1,082

Interest receivable                      594

Other receivables                        84

 TOTAL ASSETS                            2,974,927

LIABILITIES

Payable for investments        $ 4,938
purchased

Payable for fund shares         2,960
redeemed

Accrued management fee          976

Other payables and accrued      337
expenses

Collateral on securities        30,030
loaned, at value

 TOTAL LIABILITIES                       39,241

NET ASSETS                              $ 2,935,686

Net Assets consist of:

Paid in capital                         $ 1,953,701

Undistributed net investment             9,989
income

Accumulated undistributed net            205,335
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              766,661
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 114,112                 $ 2,935,686
shares outstanding

NET ASSET VALUE, offering                $25.73
price and redemption price
per share ($2,935,686
(divided by) 114,112 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS    YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                          $ 27,190
Dividends (including $221
received from affiliated
issuers)

Interest                                    5,105

Security lending                            783

 TOTAL INCOME                               33,078

EXPENSES

Management fee Basic fee         $ 15,932

 Performance adjustment           (4,220)

Transfer agent fees               5,518

Accounting and security           850
lending fees

Non-interested trustees'          14
compensation

Custodian fees and expenses       122

Registration fees                 74

Audit                             54

Legal                             11

 Total expenses before            18,355
reductions

 Expense reductions               (538)     17,817

NET INVESTMENT INCOME                       15,261

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            213,405
(including realized gain
(loss) of   $(20,424) on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (70)      213,335

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            580,280

 Assets and liabilities in        (24)      580,256
foreign currencies

NET GAIN (LOSS)                             793,591

NET INCREASE (DECREASE) IN                 $ 808,852
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 15,261                     $ 10,875
income

 Net realized gain (loss)         213,335                      68,172

 Change in net unrealized         580,256                      (35,000)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       808,852                      44,047
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (11,605)                     (7,541)
From net investment income

 From net realized gain           (52,122)                     (268,678)

 TOTAL DISTRIBUTIONS              (63,727)                     (276,219)

Share transactions Net            874,558                      1,197,319
proceeds from sales of shares

 Reinvestment of distributions    61,232                       268,785

 Cost of shares redeemed          (1,037,228)                  (991,353)

 NET INCREASE (DECREASE) IN       (101,438)                    474,751
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       643,687                      242,579
IN NET ASSETS

NET ASSETS

 Beginning of period              2,291,999                    2,049,420

 End of period (including        $ 2,935,686                  $ 2,291,999
undistributed net investment
income of $9,989 and
$10,189, respectively)

OTHER INFORMATION
Shares

 Sold                             36,795                       59,402

 Issued in reinvestment of        2,998                        13,905
distributions

 Redeemed                         (44,497)                     (49,123)

 Net increase (decrease)          (4,704)                      24,184


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,         1999     1998       1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value,  beginning     $ 19.29  $ 21.66    $ 18.27  $ 17.71  $ 17.00
of period

Income from  Investment
Operations

Net investment income            .13 C    .09 C, D   .08 C    .15      .36

Net realized and  unrealized     6.86     .47        4.97     1.81     1.98
gain (loss)

Total from investment            6.99     .56        5.05     1.96     2.34
operations

Less Distributions

 From net investment  income     (.10)    (.08)      (.12)    (.40)    (.17)

From net realized gain           (.45)    (2.85)     (1.54)   (1.00)   (1.46)

Total distributions              (.55)    (2.93)     (1.66)   (1.40)   (1.63)

Net asset value,  end of        $ 25.73  $ 19.29    $ 21.66  $ 18.27  $ 17.71
period

TOTAL RETURN A, B                36.98%   2.56%      29.83%   11.79%   15.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period       $ 2,936  $ 2,292    $ 2,049  $ 1,590  $ 1,660
(in millions)

Ratio of expenses to  average    .67%     .70%       .69%     .87%     1.09%
net assets

Ratio of expenses to  average    .65% E   .67% E     .66% E   .80% E   1.06% E
net assets  after expense
reductions

Ratio of net investment          .56%     .46%       .43%     1.24%    2.31%
income to average  net assets

Portfolio turnover rate          78%      121%       176%     205%     87%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,044,791,000 and $2,271,153,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets after the performance adjustment.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Prior to October 12, 1990, FDC received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $255,000.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $210,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

5. SECURITY LENDING - CONTINUED

At period end, the value of the securities loaned amounted to $29,064,000. The fund received cash collateral of $30,030,000 which was invested in the Central Cash Collateral Fund.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $491,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $44,000, respectively, under these arrangements.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS AFFILIATE      PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

4Front Technologies, Inc.           $ -                $ -             $ -                  $ 13,842

Advanced Communications              -                  -               -                    8,048
Group, Inc.

Barbeques Galore Ltd.                -                  -               -                    1,454
sponsored ADR

Big Buck Brew & Steakhouse,          -                  -               -                    1,078
Inc.

Catalyst International, Inc.         -                  428             -                    4,501

Coachmen Industries, Inc.            393                1,834           176                  -

Gadzooks, Inc.                       -                  1,117           -                    -

HMT Technology Corp.                 3,222              16,035          -                    -

Perry Ellis International,           487                744             -                    4,370
Inc.

Mercer International, Inc.           -                  -               45                   4,265
(SBI)

Pegasus Systems, Inc.                23,270             -               -                    50,723

Quaker Fabric Corp.                  -                  8,878           -                    3,682

TOTALS                              $ 27,372           $ 29,036        $ 221                $ 91,963


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of
Fidelity Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay on December 6, 1999, to shareholders of record at the opening of business on December 3, 1999, a distribution of $1.49 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.57 per share from net investment income.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Harry W. Lange, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

CAF-ANN-1299  88215
1.538293.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
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Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDLEITY_LOGOS)(registered trademark)

Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
DISCIPLINED EQUITY
FUND

ANNUAL REPORT
OCTOBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  23  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          28

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY DISCIPLINED EQUITY       27.69%       166.86%       403.56%

S&P 500 (registered trademark)    25.67%       217.79%       415.36%

Growth Funds Average              29.14%       164.44%       330.83%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,099 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY DISCIPLINED EQUITY       27.69%       21.69%        17.55%

S&P 500                           25.67%       26.02%        17.82%

Growth Funds Average              29.14%       20.94%        15.30%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Disciplined Equity          S&P 500
             00315                       SP001
  1989/10/31      10000.00                    10000.00
  1989/11/30      10143.40                    10204.00
  1989/12/31      10403.10                    10448.90
  1990/01/31       9679.80                     9747.78
  1990/02/28       9910.64                     9873.52
  1990/03/31      10310.76                    10135.17
  1990/04/30      10018.37                     9881.79
  1990/05/31      10941.72                    10845.27
  1990/06/30      11057.14                    10771.52
  1990/07/31      11018.66                    10737.05
  1990/08/31       9949.11                     9766.42
  1990/09/30       9379.71                     9290.79
  1990/10/31       9248.91                     9250.84
  1990/11/30       9987.59                     9848.45
  1990/12/31      10322.03                    10123.22
  1991/01/31      10928.28                    10564.59
  1991/02/28      11802.23                    11319.96
  1991/03/31      12085.67                    11593.90
  1991/04/30      12195.90                    11621.73
  1991/05/31      12668.31                    12123.79
  1991/06/30      12006.94                    11568.52
  1991/07/31      12605.32                    12107.61
  1991/08/31      12904.51                    12394.56
  1991/09/30      12857.27                    12187.57
  1991/10/31      13180.08                    12350.89
  1991/11/30      12684.05                    11853.15
  1991/12/31      14040.34                    13209.15
  1992/01/31      14327.41                    12963.46
  1992/02/29      14675.38                    13131.98
  1992/03/31      14492.70                    12875.91
  1992/04/30      14675.38                    13254.46
  1992/05/31      14701.48                    13319.41
  1992/06/30      14553.59                    13120.95
  1992/07/31      15249.52                    13657.59
  1992/08/31      14884.16                    13377.61
  1992/09/30      14979.85                    13535.47
  1992/10/31      15023.34                    13582.84
  1992/11/30      15562.69                    14046.02
  1992/12/31      15897.34                    14218.78
  1993/01/31      16204.67                    14338.22
  1993/02/28      16102.23                    14533.22
  1993/03/31      16595.82                    14839.87
  1993/04/30      16046.35                    14480.75
  1993/05/31      16539.94                    14868.83
  1993/06/30      16837.96                    14911.95
  1993/07/31      16754.14                    14852.30
  1993/08/31      17517.81                    15415.20
  1993/09/30      18067.28                    15296.51
  1993/10/31      18141.78                    15613.15
  1993/11/30      17583.00                    15464.82
  1993/12/31      18112.77                    15651.94
  1994/01/31      18999.48                    16184.11
  1994/02/28      18770.33                    15745.52
  1994/03/31      17833.80                    15059.02
  1994/04/30      18361.84                    15251.77
  1994/05/31      18252.25                    15501.90
  1994/06/30      17734.17                    15122.10
  1994/07/31      18172.54                    15618.11
  1994/08/31      19099.11                    16258.45
  1994/09/30      18551.14                    15860.12
  1994/10/31      18869.96                    16216.97
  1994/11/30      18302.06                    15626.35
  1994/12/31      18657.41                    15858.09
  1995/01/31      18366.21                    16269.29
  1995/02/28      19271.00                    16903.30
  1995/03/31      19749.40                    17402.12
  1995/04/30      20258.99                    17914.61
  1995/05/31      20882.99                    18630.66
  1995/06/30      21818.98                    19063.45
  1995/07/31      23139.76                    19695.59
  1995/08/31      23222.96                    19745.03
  1995/09/30      24169.35                    20578.27
  1995/10/31      23961.35                    20504.81
  1995/11/30      24314.95                    21404.97
  1995/12/31      24070.05                    21817.23
  1996/01/31      24489.88                    22559.89
  1996/02/29      24758.10                    22769.02
  1996/03/31      24874.72                    22988.28
  1996/04/30      25376.18                    23327.13
  1996/05/31      26040.90                    23928.73
  1996/06/30      25667.72                    24019.90
  1996/07/31      24233.32                    22958.70
  1996/08/31      24723.11                    23442.90
  1996/09/30      25900.96                    24762.27
  1996/10/31      26670.64                    25445.21
  1996/11/30      28175.02                    27368.62
  1996/12/31      27707.64                    26826.44
  1997/01/31      29304.22                    28502.56
  1997/02/28      29040.22                    28726.02
  1997/03/31      28047.07                    27545.67
  1997/04/30      29077.93                    29190.15
  1997/05/31      30938.52                    30967.24
  1997/06/30      32321.39                    32354.57
  1997/07/31      35426.55                    34929.03
  1997/08/31      33729.40                    32972.30
  1997/09/30      36105.41                    34778.20
  1997/10/31      34848.26                    33616.60
  1997/11/30      36080.27                    35172.72
  1997/12/31      36936.90                    35776.63
  1998/01/31      36965.47                    36172.32
  1998/02/28      39865.00                    38781.07
  1998/03/31      41978.94                    40767.05
  1998/04/30      42721.68                    41177.16
  1998/05/31      41693.28                    40469.33
  1998/06/30      42778.82                    42113.19
  1998/07/31      41750.41                    41664.69
  1998/08/31      35451.43                    35640.81
  1998/09/30      37179.72                    37923.96
  1998/10/31      39436.50                    41008.69
  1998/11/30      41450.46                    43494.23
  1998/12/31      44999.23                    46000.37
  1999/01/31      47193.94                    47924.10
  1999/02/28      45567.10                    46434.62
  1999/03/31      47209.29                    48292.47
  1999/04/30      47746.46                    50162.84
  1999/05/31      46840.95                    48978.49
  1999/06/30      49757.00                    51696.80
  1999/07/31      49081.70                    50082.83
  1999/08/31      49097.05                    49834.92
  1999/09/30      47961.33                    48468.94
  1999/10/29      50355.55                    51536.05
IMATRL PRASUN   SHR__CHT 19991031 19991109 151933 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Disciplined Equity Fund on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $50,356 - a 403.56% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,536 - a 415.36% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF OCTOBER 31, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP CORE FUNDS ARE 23.12%, 148.63%, 299.18%, AND 23.12%, 19.79%, 14.57%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE ARE 24.64%, 146.34%, 301.60%, AND 24.64%, 19.46%,
14.60%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite some bumps in the road
along the way, the U.S. equity
market produced another period
of solid returns. For the 12 months
ending October 31, 1999, the Dow
Jones Industrial Average returned
26.84%. The Standard & Poor's
500 Index - a measure of
large-cap performance - returned
25.67% during the 12-month
period, while the Russell 2000
Index - a barometer of small-cap
stocks - mustered a return of
14.87%. Several factors played
roles in determining the market's
path, including Federal Reserve
Board monetary policy, shifting
investor sentiment and volatility in
certain pockets of the market. Early
in the period, the Fed tried to
stabilize the impact of shaky global
markets on the U.S. by lowering
interest rates. Investors applauded
the gesture as the Dow hit the
10,000 level for the first time in
late March. Late in the second
quarter, however, concerns over
an overheating U.S. economy and
global market recoveries triggered
inflation fears and washed away
some of the market's gains. In
June and again in August, the Fed
raised rates and the market sold
off throughout the third quarter as
investors anticipated additional
increases. The technology sector
had its shares of ups and downs
during the period. In the end,
though, tech stocks were the clear
market leaders as the NASDAQ
Index reeled off a healthy 67.98%
return.

(photograph of Bradford Lewis)

An interview with Bradford Lewis, Portfolio Manager of Fidelity
Disciplined Equity Fund

Q. HOW DID THE FUND PERFORM, BRAD?

A. For the 12 months that ended October 31, 1999, the fund returned 27.69%. During the same time period, the Standard & Poor's 500 Index returned 25.67% and the growth funds average tracked by Lipper Inc. returned 29.14%.

Q. WHY DID THE FUND OUTPERFORM THE S&P 500, BUT LAG THE LIPPER PEER GROUP DURING THE PERIOD?

A. Decent stock selection and an emphasis on larger-capitalization stocks with superior earnings power helped the fund to outpace the S&P 500 index. However, the fund slightly trailed the Lipper growth funds average because of that group's much heavier weighting in technology stocks, which performed very well for most of the year.

Q. WHICH INDIVIDUAL HOLDINGS PERFORMED WELL?

A. General Electric was a major contributor as the company continued to enjoy accelerating revenue growth and increasing profit margins. GE also was able to contain the growth of its outstanding shares, which helped its stock price during the period. Another winner was Microsoft, whose financial numbers continued to dazzle Wall Street. For its first quarter ended in September, Microsoft reported revenue growth of more than 28%, its pretax margins inched up to a record 61.6%, and the company had more than $18 billion in cash on its balance sheet with no debt. Also contributing to performance was Lexmark International, a manufacturer of desktop printers. The company reported outstanding earnings growth during the period and its stock benefited from rising earnings estimates. In addition, Wal-Mart had another great year with sales growth of more than 15% and earnings growth of more than 22%. Lucent Technologies also easily outperformed the market - thanks to accelerating revenue and earnings growth.

Q. WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

A. Despite rising revenues and earnings over the past three quarters, Philip Morris' stock price was buried by a tidal wave of negative market sentiment. The company's respectable financials drowned amidst continued tobacco litigation. Another detractor was Schering-Plough. The company delivered strong revenue and earnings growth, but was dragged down by a renewed attack on the profit margins of pharmaceutical companies. The biggest culprit was a proposal for Medicare to embrace drug distribution for the elderly, which would quickly create price ceilings on many drugs. Finally, H.J. Heinz performed poorly because of flat earnings growth and a sizable write-off in its April quarter. The fund sold its position in Heinz by the end of the period.

Q. WHY DID TECHNOLOGY STOCKS DO SO WELL?

A. Technology stocks enjoyed better-than-average earnings growth as we witnessed a recovery in Asia after that market's collapse in 1998. In addition, nearly any technology company that could be remotely tied to the Internet saw its stock price appreciate.

Q. IN THE REPORT TO SHAREHOLDERS SIX MONTHS AGO, YOU DISCUSSED THE HIGH VALUATION OF INTERNET STOCKS. HAVE YOUR VIEWS ON THIS GROUP
CHANGED?

A. Internet stocks were exceptionally volatile during the period. As a group, they modestly underperformed the S&P 500 since I discussed them in the shareholder report six months ago. The fund has accumulated several Internet stocks that I believe have respectable financials, but I continue to be amazed at the staggering quarterly bottom-line losses posted by most companies in this sector. I continue to believe that the market will eventually lose patience with the decelerating sales growth and virtually non-existent cash flow of many of these companies.

Q. WHY DID THE FUND REDUCE ITS FINANCIAL AND HEALTH CARE HOLDINGS?

A. Both of these sectors had a tough year and their weightings fell in the fund, as well as in the S&P 500. Interest rates on Treasury bills and 30-year bonds rose substantially this fiscal year - an unfavorable trend for most financial stocks. Meanwhile, health care stocks suffered because of an assault on health maintenance organizations
(HMOs) and the aforementioned troubles of the pharmaceutical companies.

Q. WHAT'S YOUR OUTLOOK?

A. My econometric models are moderately positive on the market. The rise in interest rates is decelerating, the broad market is still well below its highs, insiders are buying and I believe there are many opportunities among medium-sized companies with favorable price-to-earnings ratios and growth rates. On top of that, we are entering the strongest months of both the annual seasonal cycle and the four-year election cycle.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in a diversified portfolio
of common stocks that the
manager determines, using
quantitative and fundamental
research, to be undervalued
compared to others in their
industries

FUND NUMBER: 315

TRADING SYMBOL: FDEQX

START DATE: December 28,
1988

SIZE: as of October 31, 1999,
more than $3.3 billion

MANAGER: Bradford Lewis,
since inception; manager,
Fidelity Stock Selector, since
1990; Fidelity Small Cap
Selector, since 1993;
joined Fidelity in 1985

BRAD LEWIS ON MANAGING A
PORTFOLIO AGAINST ITS INDEX:

"Since the performance of this
fund is measured against the S&P
500, it is extremely critical for me
to keep track of the evolving
characteristics of that index.
Generally speaking, a fund
manager needs to pay particular
attention to the market
capitalization of his or her
portfolio versus its benchmark
index. Over the past few years,
funds being compared to the S&P
500 that lacked positions in the
biggest 50 names in the index
were destined to take a 10-count
in the third round due to the
dominance of mega-cap stocks.
Unfortunately, many of these
mega-cap names are not exactly
cheap. Therefore, when deciding
which stocks to buy, the portfolio
manager needs to reconcile the
trade-off between the percent of
the fund allocated to mega-cap
stocks and individual stock
valuations.

 "Industry weighting consideration
is also critical. A portfolio with no
current holdings in technology  is
making an enormous index bet
given that technology currently
represents about 23% of the S&P
500. Imagine this possible scenario:
technology stocks continue their
run and return 50% over the next
year versus a flat return for the
remaining industries. A portfolio
void of technology names would
be 10 percentage points behind
the market strictly due to this one
negative industry bet. That is a
huge deficit to overcome with
stock selection. For that reason,
portfolio sector weightings should
not stray too far from those of the
benchmark."

INVESTMENT CHANGES



TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

General Electric Co.            3.9                      3.4

SBC Communications, Inc.        2.6                      0.0

Wal-Mart Stores, Inc.           2.5                      2.1

Fannie Mae                      2.5                      3.2

Texas Instruments, Inc.         2.4                      0.0

Procter & Gamble Co.            2.4                      0.0

Atlantic Richfield Co.          2.1                      0.0

Motorola, Inc.                  2.0                      1.0

Applied Materials, Inc.         2.0                      0.0

Cisco Systems, Inc.               2.0                      0.9

                                 24.4                     10.6

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

TECHNOLOGY                      25.5                     17.0

FINANCE                         13.0                     16.5

UTILITIES                       9.7                      10.2

HEALTH                          8.8                      10.8

NONDURABLES                     8.1                      5.9



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF OCTOBER 31, 1999 *                                       AS OF APRIL 30, 1999 **

Stocks                          97.5%                          Stocks                             94.9%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 2.5%                          Net Other Assets                    5.1%

* FOREIGN INVESTMENTS            0.9%                          ** FOREIGN INVESTMENTS              2.2%

Row: 1, Col: 1, Value: 97.5                                    Row: 1, Col: 1, Value: 94.90000000000001
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.5                                     Row: 1, Col: 8, Value: 5.1





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 97.5%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.7%

AEROSPACE & DEFENSE - 1.5%

Advanced Aerodynamics &           150,000                  $ 375
Structures, Inc. Class A (a)

United Technologies Corp.         818,900                   49,543

                                                            49,918

SHIP BUILDING & REPAIR - 0.2%

General Dynamics Corp.            100,000                   5,544

TOTAL AEROSPACE & DEFENSE                                   55,462

BASIC INDUSTRIES - 2.8%

CHEMICALS & PLASTICS - 0.8%

Ashland, Inc.                     40,800                    1,346

Avery Dennison Corp.              132,000                   8,250

Dow Chemical Co.                  55,400                    6,551

Praxair, Inc.                     227,000                   10,612

                                                            26,759

PAPER & FOREST PRODUCTS - 2.0%

Champion International Corp.      149,000                   8,614

International Paper Co.           748,700                   39,400

Weyerhaeuser Co.                  313,000                   18,682

                                                            66,696

TOTAL BASIC INDUSTRIES                                      93,455

CONSTRUCTION & REAL ESTATE -
0.3%

BUILDING MATERIALS - 0.3%

Masco Corp.                       368,000                   11,224

USG Corp.                         10,000                    496

                                                            11,720

DURABLES - 1.3%

AUTOS, TIRES, & ACCESSORIES -
0.7%

Delphi Automotive Systems         880,000                   14,465
Corp.

Ford Motor Co.                    93,200                    5,114

TRW, Inc.                         105,000                   4,502

                                                            24,081

CONSUMER ELECTRONICS - 0.3%

Whirlpool Corp.                   137,000                   9,547

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.3%

NIKE, Inc. Class B                158,900                  $ 8,968

TOTAL DURABLES                                              42,596

ENERGY - 6.8%

OIL & GAS - 6.8%

Amerada Hess Corp.                150,000                   8,606

Atlantic Richfield Co.            759,000                   70,729

Chevron Corp.                     536,000                   48,944

Kerr-McGee Corp.                  200,000                   10,750

Mobil Corp.                       421,600                   40,684

Texaco, Inc.                      650,000                   39,894

The Coastal Corp.                 45,100                    1,900

Vastar Resources, Inc.            80,000                    4,725

                                                            226,232

FINANCE - 13.0%

BANKS - 3.6%

AmSouth Bancorp.                  334,575                   8,615

Chase Manhattan Corp.             666,000                   58,192

Comerica, Inc.                    50,500                    3,002

SouthTrust Corp.                  117,000                   4,680

UnionBanCal Corp.                 112,000                   4,865

Wells Fargo & Co.                 800,000                   38,300

                                                            117,654

CREDIT & OTHER FINANCE - 2.3%

American Express Co.              150,000                   23,100

Citigroup, Inc.                   540,000                   29,228

Concord EFS, Inc. (a)             250,000                   6,766

Providian Financial Corp.         160,100                   17,451

                                                            76,545

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        1,179,000                 83,414

INSURANCE - 2.9%

AFLAC, Inc.                       274,000                   14,008

Ambac Financial Group, Inc.       72,400                    4,326

American International Group,     279,996                   28,822
Inc.

Annuity & Life Re Holdings        2,800                     66
Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

CIGNA Corp.                       312,000                  $ 23,322

Marsh & McLennan Companies,       215,000                   16,998
Inc.

MGIC Investment Corp.             162,000                   9,680

                                                            97,222

SAVINGS & LOANS - 0.2%

Golden West Financial Corp.       61,000                    6,817

SECURITIES INDUSTRY - 1.5%

AXA Financial, Inc.               621,700                   19,933

Lehman Brothers Holdings,         391,000                   28,812
Inc.

Merrill Lynch & Co., Inc.         30,000                    2,355

                                                            51,100

TOTAL FINANCE                                               432,752

HEALTH - 8.8%

DRUGS & PHARMACEUTICALS - 5.4%

Allergan, Inc.                    58,200                    6,249

Amgen, Inc. (a)                   683,000                   54,469

Biogen, Inc. (a)                  415,000                   30,762

Chiron Corp. (a)                  234,000                   6,684

Pfizer, Inc.                      1,432,000                 56,564

Schering-Plough Corp.             543,400                   26,898

                                                            181,626

MEDICAL EQUIPMENT & SUPPLIES
- 2.2%

Abbott Laboratories               527,000                   21,278

Johnson & Johnson                 358,000                   37,501

VISX, Inc. (a)                    213,000                   13,326

                                                            72,105

MEDICAL FACILITIES MANAGEMENT
- 1.2%

Columbia/HCA Healthcare Corp.     572,900                   13,821

United HealthCare Corp.           500,000                   25,844

                                                            39,665

TOTAL HEALTH                                                293,396

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.2%

ELECTRICAL EQUIPMENT - 3.9%

General Electric Co.              946,000                  $ 128,237

Plug Power, Inc.                  1,800                     29

                                                            128,266

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

Illinois Tool Works, Inc.         179,000                   13,112

Ingersoll-Rand Co.                218,200                   11,401

Tyco International Ltd.           1,336,000                 53,357

                                                            77,870

TOTAL INDUSTRIAL MACHINERY &                                206,136
EQUIPMENT

MEDIA & LEISURE - 5.3%

BROADCASTING - 0.6%

Spanish Broadcasting System,      3,500                     93
Inc. Class A

Time Warner, Inc.                 219,000                   15,262

Univision Communications,         75,100                    6,388
Inc. Class A (a)

                                                            21,743

ENTERTAINMENT - 1.2%

Carnival Corp.                    551,000                   24,520

Royal Carribean Cruises Ltd.      275,000                   14,592

                                                            39,112

PUBLISHING - 1.9%

Gannet Co., Inc.                  322,000                   24,834

McGraw-Hill Companies, Inc.       398,800                   23,778

Times Mirror Co. Class A          52,000                    3,751

Tribune Co.                       173,000                   10,380

                                                            62,743

RESTAURANTS - 1.6%

McDonald's Corp.                  1,292,000                 53,295

TOTAL MEDIA & LEISURE                                       176,893

NONDURABLES - 8.1%

BEVERAGES - 1.2%

Anheuser-Busch Companies,         545,500                   39,174
Inc.

FOODS - 4.0%

Bestfoods                         279,000                   16,391

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

FOODS - CONTINUED

ConAgra, Inc.                     555,000                  $ 14,465

General Mills, Inc.               200,000                   17,438

Quaker Oats Co.                   799,000                   55,930

Ralston Purina Co.                330,500                   10,390

Sara Lee Corp.                    376,000                   10,176

Sysco Corp.                       187,000                   7,188

                                                            131,978

HOUSEHOLD PRODUCTS - 2.4%

Procter & Gamble Co.              765,000                   80,229

TOBACCO - 0.5%

Philip Morris Companies, Inc.     649,100                   16,349

TOTAL NONDURABLES                                           267,730

PRECIOUS METALS - 0.2%

Barrick Gold Corp.                400,000                   7,352

RETAIL & WHOLESALE - 6.1%

APPAREL STORES - 0.4%

Ross Stores, Inc.                 242,900                   5,010

TJX Companies, Inc.               321,100                   8,710

                                                            13,720

GENERAL MERCHANDISE STORES -
4.0%

Dayton Hudson Corp.               652,000                   42,136

Federated Department Stores,      151,700                   6,476
Inc. (a)

Wal-Mart Stores, Inc.             1,500,000                 85,031

                                                            133,643

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.7%

Best Buy Co., Inc. (a)            456,200                   25,348

Home Depot, Inc.                  217,100                   16,391

Intimate Brands, Inc. Class A     57,225                    2,346

Lowe's Companies, Inc.            154,300                   8,487

Toys 'R' Us, Inc. (a)             132,800                   1,876

                                                            54,448

TOTAL RETAIL & WHOLESALE                                    201,811

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

SERVICES - 0.5%

LEASING & RENTAL - 0.1%

Hertz Corp. Class A               87,500                   $ 3,795

PRINTING - 0.4%

Creo Products, Inc. (a)           4,100                     106

Valassis Communications, Inc.     259,500                   11,159
(a)

                                                            11,265

TOTAL SERVICES                                              15,060

TECHNOLOGY - 25.5%

COMMUNICATIONS EQUIPMENT - 5.8%

ADC Telecommunications, Inc.      513,000                   24,464
(a)

Cisco Systems, Inc. (a)           886,000                   65,564

Lucent Technologies, Inc.         835,600                   53,687

MCKCommunications, Inc. (a)       600                       14

Tellabs, Inc. (a)                 765,200                   48,399

                                                            192,128

COMPUTER SERVICES & SOFTWARE
- 4.2%

Aether Systems, Inc.              1,000                     70

Akamai Technologies, Inc.         1,200                     174

America Online, Inc. (a)          207,000                   26,845

BackWeb Technologies Ltd.         1,700                     36

BSQUARE Corp.                     1,500                     59

China.com Corp. Class A           300                       16

Computer Sciences Corp. (a)       328,000                   22,530

Data Return Corp.                 1,800                     27

Intertrust Technologies Corp.     1,500                     82

Microsoft Corp. (a)               707,200                   65,460

NaviSite, Inc.                    700                       33

Predictive Systems, Inc.          600                       26

RADWARE Ltd. (a)                  700                       36

Synopsys, Inc. (a)                95,000                    5,920

Unisys Corp. (a)                  468,500                   11,361

VERITAS Software Corp. (a)        71,600                    7,724

ZapMe! Corp.                      3,500                     26

                                                            140,425

COMPUTERS & OFFICE EQUIPMENT
- 3.9%

Crossroads Systems, Inc.          1,000                     71

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

EMC Corp. (a)                     365,400                  $ 26,674

Hewlett-Packard Co.               396,000                   29,329

International Business            241,200                   23,728
Machines Corp.

Lexmark International Group,      414,000                   32,318
Inc. Class A (a)

Sun Microsystems, Inc. (a)        150,000                   15,872

Sycamore Networks, Inc.           1,000                     215

                                                            128,207

ELECTRONIC INSTRUMENTS - 2.3%

Applied Materials, Inc. (a)       735,000                   66,012

KLA-Tencor Corp. (a)              144,900                   11,474

                                                            77,486

ELECTRONICS - 9.3%

Altera Corp. (a)                  290,700                   14,135

Conexant Systems, Inc. (a)        78,800                    7,358

Intel Corp.                       516,400                   39,989

JNI Corp.                         800                       43

LSI Logic Corp. (a)               233,100                   12,398

Micron Technology, Inc. (a)       401,400                   28,625

Motorola, Inc.                    697,000                   67,914

National Semiconductor Corp.      67,500                    2,021
(a)

PMC-Sierra, Inc. (a)              89,500                    8,435

Solectron Corp. (a)               215,500                   16,216

Texas Instruments, Inc.           900,000                   80,775

Xilinx, Inc. (a)                  400,000                   31,450

                                                            309,359

TOTAL TECHNOLOGY                                            847,605

TRANSPORTATION - 1.2%

RAILROADS - 1.2%

Burlington Northern Santa Fe      622,000                   19,826
Corp.

Union Pacific Corp.               352,000                   19,624

                                                            39,450

UTILITIES - 9.7%

CELLULAR - 2.0%

ALLTEL Corp.                      167,000                   13,903

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Nextel Communications, Inc.       150,000                  $ 12,928
Class A (a)

QUALCOMM, Inc. (a)                176,000                   39,204

Triton PCS Holdings, Inc.         2,100                     74
Class A

                                                            66,109

ELECTRIC UTILITY - 3.6%

AES Corp. (a)                     216,000                   12,191

DTE Energy Co.                    623,000                   20,676

Energy East Corp.                 466,000                   11,708

FirstEnergy Corp.                 95,000                    2,476

FPL Group, Inc.                   442,000                   22,238

GPU, Inc.                         345,200                   11,715

PP&L Resources, Inc.              226,000                   6,116

Public Service Enterprise         838,000                   33,153
Group, Inc.

                                                            120,273

GAS - 1.1%

El Paso Energy Corp.              142,000                   5,822

Enron Corp.                       748,000                   29,873

                                                            35,695

TELEPHONE SERVICES - 3.0%

Allied Riser Communications       5,500                     100
Corp.

BellSouth Corp.                   300,000                   13,500

SBC Communications, Inc.          1,696,324                 86,407

                                                            100,007

TOTAL UTILITIES                                             322,084

TOTAL COMMON STOCKS                                         3,239,734
(Cost $2,616,890)

CASH EQUIVALENTS - 4.0%

                                 SHARES                    VALUE (NOTE 1)  (000S)

Taxable Central Cash Fund,        131,012,173              $ 131,012
5.21% (b) (Cost $131,012)

TOTAL INVESTMENT PORTFOLIO -                                3,370,746
101.5%
(Cost $2,747,902)

NET OTHER ASSETS - (1.5)%                                    (48,529)

NET ASSETS - 100%                                          $ 3,322,217



LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At October 31, 1999, the aggregate cost
of investment securities for income tax purposes was $2,753,738,000. Net unrealized appreciation aggregated $617,008,000, of which $663,632,000 related to appreciated investment securities and $46,624,000 related to depreciated investment securities.

The fund hereby designates approxi-
mately $203,440,000 as a capital
gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                     OCTOBER 31, 1999

ASSETS

Investment in securities, at               $ 3,370,746
value (cost $2,747,902) -
See accompanying schedule

Receivable for investments                  306,973
sold

Receivable for fund shares                  2,114
sold

Dividends receivable                        2,836

Interest receivable                         347

Other receivables                           452

 TOTAL ASSETS                               3,683,468

LIABILITIES

Payable for investments         $ 356,568
purchased

Payable for fund shares          3,174
redeemed

Accrued management fee           1,027

Other payables and accrued       482
expenses

 TOTAL LIABILITIES                          361,251

NET ASSETS                                 $ 3,322,217

Net Assets consist of:

Paid in capital                            $ 2,136,731

Undistributed net investment                23,340
income

Accumulated undistributed net               539,302
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 622,844
(depreciation) on investments

NET ASSETS, for 101,256                    $ 3,322,217
shares outstanding

NET ASSET VALUE, offering                   $32.81
price and redemption price
per share ($3,322,217
(divided by) 101,256 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                        $ 38,673
Dividends

Interest                                  6,528

 TOTAL INCOME                             45,201

EXPENSES

Management fee Basic fee       $ 18,461

 Performance adjustment         (5,161)

Transfer agent fees             6,190

Accounting fees and expenses    880

Non-interested trustees'        12
compensation

Custodian fees and expenses     60

Registration fees               49

Audit                           52

Legal                           19

 Total expenses before          20,562
reductions

 Expense reductions             (783)     19,779

NET INVESTMENT INCOME                     25,422

REALIZED AND UNREALIZED GAIN              539,184
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                  188,380
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                           727,564

NET INCREASE (DECREASE) IN               $ 752,986
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 25,422                     $ 31,427
income

 Net realized gain (loss)         539,184                      275,380

 Change in net unrealized         188,380                      11,152
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       752,986                      317,959
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (22,198)                     (21,463)
From net investment income

 From net realized gain           (183,652)                    (283,354)

 TOTAL DISTRIBUTIONS              (205,850)                    (304,817)

Share transactions Net            599,096                      1,204,102
proceeds from sales of shares

 Reinvestment of distributions    198,151                      297,889

 Cost of shares redeemed          (823,238)                    (1,072,145)

 NET INCREASE (DECREASE) IN       (25,991)                     429,846
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       521,145                      442,988
IN NET ASSETS

NET ASSETS

 Beginning of period              2,801,072                    2,358,084

 End of period (including        $ 3,322,217                  $ 2,801,072
undistributed net investment
income of $23,340 and
$29,680, respectively)

OTHER INFORMATION
Shares

 Sold                             19,580                       43,592

 Issued in reinvestment of        7,237                        11,427
distributions

 Redeemed                         (27,001)                     (38,633)

 Net increase (decrease)          (184)                        16,386


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 27.61  $ 27.72  $ 22.87  $ 23.04  $ 18.94
of period

Income from Investment
Operations

Net investment income             .25 B    .31 B    .32 B    .26      .30

Net realized and unrealized       6.99     3.13     6.25     2.10     4.57
gain (loss)

Total from investment             7.24     3.44     6.57     2.36     4.87
operations

Less Distributions

 From net investment income       (.22)    (.25)    (.23)    (.30)    (.25)

From net realized gain            (1.82)   (3.30)   (1.49)   (2.23)   (.52)

Total distributions               (2.04)   (3.55)   (1.72)   (2.53)   (.77)

Net asset value, end of period   $ 32.81  $ 27.61  $ 27.72  $ 22.87  $ 23.04

TOTAL RETURN A                    27.69%   13.17%   30.66%   11.31%   26.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,322  $ 2,801  $ 2,358  $ 2,146  $ 2,088
(in millions)

Ratio of expenses to average      .65%     .67%     .69%     .81%     .96%
net assets

Ratio of expenses to average      .62% C   .64% C   .64% C   .75% C   .93% C
net assets after expense
reductions

Ratio of net investment           .80%     1.10%    1.28%    1.22%    1.81%
income to average net assets

Portfolio turnover rate           113%     125%     127%     297%     221%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,433,219,000 and $3,657,731,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .42% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $223,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $724,000 under this arrangement.

In addition, through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $59,000 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of
Fidelity Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Disciplined Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Disciplined Equity Fund voted to pay on December 6, 1999, to shareholders of record at the opening of business on December 3, 1999, a distribution of $4.90 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.27 per share from net investment income.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

*INDEPENDENT TRUSTEES

FDE-ANN-1299  88216
1.538372.102

CUSTODIAN
State Street Bank and Trust
North Quincy, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund (registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark)  Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)

Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
STOCK SELECTOR

ANNUAL REPORT
OCTOBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  23  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          28

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY STOCK SELECTOR           29.15%       158.05%       473.08%

S&P 500 (registered trademark)    25.67%       217.79%       454.70%

Growth Funds Average              29.14%       164.44%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 28, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index(registered trademark) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,159 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY STOCK SELECTOR           29.15%       20.88%        21.19%

S&P 500                           25.67%       26.02%        20.76%

Growth Funds Average              29.14%       20.94%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             Stock Selector              S&P 500
             00320                       SP001
  1990/09/28      10000.00                    10000.00
  1990/10/31       9800.00                     9957.00
  1990/11/30      10660.00                    10600.22
  1990/12/31      11150.69                    10895.97
  1991/01/31      12313.89                    11371.03
  1991/02/28      13376.82                    12184.06
  1991/03/31      13948.39                    12478.92
  1991/04/30      14179.02                    12508.87
  1991/05/31      14800.74                    13049.25
  1991/06/30      13988.50                    12451.59
  1991/07/31      14640.29                    13031.84
  1991/08/31      14921.07                    13340.69
  1991/09/30      14870.93                    13117.90
  1991/10/31      15231.92                    13293.68
  1991/11/30      14670.38                    12757.95
  1991/12/31      16273.85                    14217.46
  1992/01/31      16763.21                    13953.01
  1992/02/29      17408.75                    14134.40
  1992/03/31      17065.16                    13858.78
  1992/04/30      16940.21                    14266.23
  1992/05/31      17002.68                    14336.13
  1992/06/30      16721.56                    14122.52
  1992/07/31      17398.34                    14700.13
  1992/08/31      16940.21                    14398.78
  1992/09/30      17127.63                    14568.69
  1992/10/31      17460.81                    14619.68
  1992/11/30      18210.47                    15118.21
  1992/12/31      18783.92                    15304.16
  1993/01/31      19306.58                    15432.72
  1993/02/28      19263.92                    15642.60
  1993/03/31      19957.25                    15972.66
  1993/04/30      19338.58                    15586.12
  1993/05/31      19882.58                    16003.83
  1993/06/30      20277.25                    16050.24
  1993/07/31      20234.58                    15986.04
  1993/08/31      21119.91                    16591.91
  1993/09/30      21706.57                    16464.15
  1993/10/31      21493.24                    16804.96
  1993/11/30      20767.91                    16645.32
  1993/12/31      21408.36                    16846.72
  1994/01/31      22447.38                    17419.51
  1994/02/28      22344.62                    16947.44
  1994/03/31      21339.85                    16208.54
  1994/04/30      21945.00                    16416.00
  1994/05/31      21750.89                    16685.23
  1994/06/30      21088.66                    16276.44
  1994/07/31      21408.36                    16810.31
  1994/08/31      22607.23                    17499.53
  1994/09/30      21785.15                    17070.79
  1994/10/31      22207.60                    17454.88
  1994/11/30      21134.33                    16819.18
  1994/12/31      21574.27                    17068.60
  1995/01/31      20851.51                    17511.19
  1995/02/28      22176.56                    18193.60
  1995/03/31      22995.69                    18730.50
  1995/04/30      23814.81                    19282.11
  1995/05/31      24212.33                    20052.82
  1995/06/30      26091.49                    20518.64
  1995/07/31      28091.12                    21199.04
  1995/08/31      28295.90                    21252.25
  1995/09/30      29645.04                    22149.10
  1995/10/31      29211.39                    22070.02
  1995/11/30      30006.42                    23038.90
  1995/12/31      29442.18                    23482.63
  1996/01/31      29813.69                    24281.98
  1996/02/29      30211.73                    24507.07
  1996/03/31      30463.83                    24743.07
  1996/04/30      31472.21                    25107.79
  1996/05/31      31949.87                    25755.32
  1996/06/30      31445.68                    25853.44
  1996/07/31      30092.32                    24711.24
  1996/08/31      30662.85                    25232.40
  1996/09/30      32321.38                    26652.48
  1996/10/31      33157.28                    27387.55
  1996/11/30      35174.05                    29457.78
  1996/12/31      34481.90                    28874.22
  1997/01/31      36303.59                    30678.28
  1997/02/28      35942.14                    30918.80
  1997/03/31      34684.31                    29648.35
  1997/04/30      35985.52                    31418.35
  1997/05/31      38067.44                    33331.10
  1997/06/30      39961.42                    34824.33
  1997/07/31      43344.55                    37595.31
  1997/08/31      41363.82                    35489.22
  1997/09/30      44313.22                    37432.96
  1997/10/31      42505.99                    36182.70
  1997/11/30      43648.16                    37857.60
  1997/12/31      44439.65                    38507.61
  1998/01/31      44308.61                    38933.51
  1998/02/28      47453.62                    41741.39
  1998/03/31      50418.45                    43878.97
  1998/04/30      51073.66                    44320.39
  1998/05/31      49517.53                    43558.52
  1998/06/30      50631.39                    45327.87
  1998/07/31      49026.13                    44845.13
  1998/08/31      40704.95                    38361.42
  1998/09/30      42572.30                    40818.85
  1998/10/31      44374.13                    44139.06
  1998/11/30      46978.59                    46814.33
  1998/12/31      50954.05                    49511.77
  1999/01/31      53527.49                    51582.35
  1999/02/28      51202.52                    49979.17
  1999/03/31      53190.28                    51978.84
  1999/04/30      55160.29                    53991.98
  1999/05/31      53633.97                    52717.23
  1999/06/30      57183.54                    55643.03
  1999/07/31      57201.29                    53905.86
  1999/08/31      56846.33                    53639.02
  1999/09/30      55178.03                    52168.78
  1999/10/29      57307.78                    55470.02
IMATRL PRASUN   SHR__CHT 19991031 19991112 110946 R00000000000112

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Stock Selector on September 28, 1990, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $57,308 - a 473.08% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,470 - a 454.70% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF OCTOBER 31, 1999, ONE YEAR, AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI CAP CORE FUNDS AVERAGE ARE 23.12% AND 148.63%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS ARE 23.12% AND 19.79%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE MULTI CAP SUPERGROUP AVERAGE ARE, 24.64% AND 146.34%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS ARE 24.64% AND 19.46%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite some bumps in the road
along the way, the U.S. equity
market produced another period
of solid returns. For the 12 months
ending October 31, 1999, the Dow
Jones Industrial Average returned
26.84%. The Standard & Poor's
500 Index - a measure of
large-cap performance - returned
25.67% during the 12-month
period, while the Russell 2000
Index - a barometer of small-cap
stocks - mustered a return of
14.87%. Several factors played
roles in determining the market's
path, including Federal Reserve
Board monetary policy, shifting
investor sentiment and volatility in
certain pockets of the market. Early
in the period, the Fed tried to
stabilize the impact of shaky global
markets on the U.S. by lowering
interest rates. Investors applauded
the gesture as the Dow hit the
10,000 level for the first time in
late March. Late in the second
quarter, however, concerns over
an overheating U.S. economy and
global market recoveries triggered
inflation fears and washed away
some of the market's gains. In
June and again in August, the Fed
raised rates and the market sold
off throughout the third quarter as
investors anticipated additional
increases. The technology sector
had its shares of ups and downs
during the period. In the end,
though, tech stocks were the clear
market leaders as the NASDAQ
Index reeled off a healthy 67.98%
return.

(photograph of Bradford Lewis)

An interview with Bradford Lewis, Portfolio Manager of Fidelity Stock Selector Fund

Q. HOW DID THE FUND PERFORM, BRAD?

A. For the 12 months that ended October 31, 1999, the fund returned 29.15%. During the same time period, the Standard & Poor's 500 Index returned 25.67% and the growth funds average tracked by Lipper Inc. returned 29.14%.

Q. WHAT HELPED THE FUND OUTPERFORM THE BENCHMARK AND KEEP PACE WITH ITS PEER GROUP DURING THE PERIOD?

A. Decent stock selection and an emphasis on larger-capitalization stocks with superior earnings power helped the fund to generate strong returns over the past year.

Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?

A. Apple Computer made the biggest contribution to the fund with a return of 112%. It really helped that Apple was one of the fund's top-five holdings. The company enjoyed rising earnings estimates during the period and investors seemed enthused by its new product announcements. Best Buy, another top-five holding in the fund, was also a big winner. This electronics retailer enjoyed accelerating revenue and earnings growth, along with rising earnings estimates. In addition, Microsoft's financial numbers continued to dazzle Wall Street. For its first fiscal quarter ended in September, the company's revenue growth remained above 28%, its pretax margins inched up to a record 61.6% and the company had more than $18 billion of cash on the balance sheet with no debt.

Q. THE FUND'S TECHNOLOGY HOLDINGS, ALONG WITH ITS RETAIL AND WHOLESALE STOCKS, SEEMED TO PROVIDE A WINNING COMBINATION. CAN YOU EXPLAIN WHY?

A. Stock selection in the retail and technology sectors accounted for a great deal of the fund's excellent performance. The fund's retail stocks were up more than 50%, versus only 28.6% for the S&P 500's retail stocks. Also, an overweighted position in the retail sector versus the S&P 500 helped the fund to outpace that benchmark during the period. On top of that, the fund's technology stocks returned about 82%, versus 65.7% for the technology stocks in the S&P 500. Regrettably, the fund was modestly underweighted in technology stocks relative to the S&P 500 during the year. It is also worth noting that the virtual absence of nondurables in the fund helped performance during the period. Nondurables represented about 8% of the S&P 500, but were down over 5% during the past year. This sector accounted for only 0.7% of the fund at the end of the period, and these holdings were off only 2.4% during the past year.

Q. WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

A. One of the fund's underperformers was Schering-Plough. The company delivered strong revenue and earnings growth, but was dragged down by a renewed attack on the profit margins of pharmaceutical companies. The biggest culprit was a proposal for Medicare to embrace drug distribution for the elderly, which would quickly create price ceilings on many drugs. Another stock that was hurt from guilt by association was Freddie Mac. The company posted excellent revenue and earnings growth over the past 12 months, while positioning itself to be relatively immune to fluctuating interest rates. However, Freddie Mac's stock was beaten up with most of the other financial stocks in this environment of rising interest rates. Finally, Maytag modestly hurt the fund's performance. The company suffered from slowing sales and earnings growth over the past year, which caused Wall Street analysts to slash the company's earnings-per-share estimates for next year. The fund sold its positions in Schering-Plough and Maytag by the end of the period.

Q. WHAT'S YOUR OUTLOOK, BRAD?

A. My econometric models - which form the basis of my stock-picking strategy - are moderately positive on the market. The rise in interest rates is decelerating, the broad market is still well below its highs, insiders are buying and I believe there are many opportunities among medium-sized companies with favorable price-to-earnings ratios and growth rates. On top of that, we are entering the strongest months of both the annual seasonal cycle and the four-year election cycle.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in a diversified
portfolio of common stocks
that the manager determines,
using quantitative and
fundamental research, to be
undervalued compared to
others in their industries

FUND NUMBER: 320

TRADING SYMBOL: FDSSX

START DATE: September 28,
1990

SIZE: as of October 31, 1999,
more than $1.6 billion

MANAGER: Bradford Lewis,
since inception; manager,
Fidelity Disciplined Equity,
since 1988; Fidelity Small
Cap Selector, since 1993;
joined Fidelity in 1985

BRAD LEWIS ON MANAGING A
PORTFOLIO AGAINST ITS INDEX:

"Since the performance of this
fund is measured against the S&P
500, it is extremely critical for me
to keep track of the evolving
characteristics of that index.
Generally speaking, a fund
manager needs to pay particular
attention to the market
capitalization of his or her portfolio
versus its benchmark index. Over
the past few years, funds being
compared to the S&P 500 that
lacked positions in the biggest 50
names in the index were destined to
take a 10-count in the third round
due to the dominance of mega-cap
stocks. Unfortunately, many of these
mega-cap names are not exactly
cheap. Therefore, when deciding
which stocks to buy, the portfolio
manager needs to reconcile the
trade-off between the percent of the
fund allocated to mega-cap stocks
and individual stock valuations.

"Industry weighting consideration
is also critical. A portfolio with no
current holdings in technology  is
making an enormous index bet
given that technology currently
represents about 23% of the S&P 500.
Imagine this possible scenario:
Technology stocks continue their
run and return 50% over the next
year versus a flat return for the
remaining industries. A portfolio
void of technology names would be
10 percentage points behind the
market strictly due to this one
negative industry bet. That is a huge
deficit to overcome with stock
selection."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Dayton Hudson Corp.             3.3                      3.3

NIKE, Inc. Class B              3.1                      0.0

Best Buy Co., Inc.              3.1                      2.8

Apple Computer, Inc.            2.9                      2.3

Xilinx, Inc.                    2.8                      0.0

Atlantic Richfield Co.          2.8                      0.0

Tyco International Ltd.         2.5                      2.0

Lexmark International Group,    2.2                      1.7
Inc. Class A

SBC Communications, Inc.        2.2                      0.8

Bristol-Myers Squibb Co.          2.1                      1.3

                                 27.0                     14.2

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      26.3                     17.9

RETAIL & WHOLESALE              14.4                     13.7

FINANCE                         11.0                     13.1

HEALTH                          9.0                      10.7

INDUSTRIAL MACHINERY &          6.8                      5.7
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF OCTOBER 31, 1999 *                                       AS OF APRIL 30, 1999 **

Stocks and Investment                                          Stocks and Investment
Companies                       99.3%                          Companies                          93.8%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 0.7%                          Net Other Assets                    6.2%

* FOREIGN INVESTMENTS            3.7%                          ** FOREIGN INVESTMENTS              5.1%

Row: 1, Col: 1, Value: 99.3                                    Row: 1, Col: 1, Value: 93.8
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.7000000000000001                      Row: 1, Col: 8, Value: 6.2





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 97.3%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 3.0%

AEROSPACE & DEFENSE - 2.5%

Advanced Aerodynamics &           150,000                   $ 375
Structures, Inc. Class A (a)

Boeing Co.                        450,000                    20,728

United Technologies Corp.         348,000                    21,054

                                                             42,157

SHIP BUILDING & REPAIR - 0.5%

General Dynamics Corp.            150,000                    8,316

TOTAL AEROSPACE & DEFENSE                                    50,473

BASIC INDUSTRIES - 3.0%

METALS & MINING - 1.7%

Alcoa, Inc.                       396,000                    24,057

Commscope, Inc. (a)               100,000                    3,988

                                                             28,045

PAPER & FOREST PRODUCTS - 1.3%

Champion International Corp.      116,000                    6,706

Pentair, Inc.                     54,700                     2,058

Pope & Talbot, Inc.               27,600                     400

Weyerhaeuser Co.                  200,000                    11,938

                                                             21,102

TOTAL BASIC INDUSTRIES                                       49,147

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.2%

Masco Corp.                       17,000                     519

USG Corp.                         58,400                     2,894

                                                             3,413

DURABLES - 5.2%

AUTOS, TIRES, & ACCESSORIES -
1.0%

Danaher Corp.                     70,000                     3,382

Ford Motor Co.                    125,500                    6,887

Navistar International Corp.      88,800                     3,702
(a)

Toyota Motor Corp.                100,000                    3,467

                                                             17,438

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

CONSUMER ELECTRONICS - 0.2%

Black & Decker Corp.              83,000                    $ 3,569

TEXTILES & APPAREL - 4.0%

Brown Shoe Co., Inc.              80,000                     1,425

McNaughton Apparel Group,         15,000                     119
Inc. (a)

NIKE, Inc. Class B                900,000                    50,794

Shaw Industries, Inc.             871,000                    13,446

                                                             65,784

TOTAL DURABLES                                               86,791

ENERGY - 6.0%

OIL & GAS - 6.0%

Apache Corp.                      75,000                     2,925

Atlantic Richfield Co.            500,000                    46,594

Chevron Corp.                     100,000                    9,131

Shell Transport & Trading Co.     300,000                    2,294
PLC (Reg.)

The Coastal Corp.                 318,000                    13,396

Union Pacific Resources           1,663,900                  24,127
Group, Inc.

Vintage Petroleum, Inc.           100,000                    1,088

                                                             99,555

FINANCE - 11.0%

BANKS - 2.2%

Chase Manhattan Corp.             377,900                    33,019

Unicredito Italiano Spa           300,000                    1,407

UnionBanCal Corp.                 42,222                     1,834

                                                             36,260

CREDIT & OTHER FINANCE - 2.1%

American Express Co.              100,000                    15,400

Citigroup, Inc.                   360,000                    19,485

                                                             34,885

FEDERAL SPONSORED CREDIT - 2.0%

Fannie Mae                        268,700                    19,011

Freddie Mac                       270,300                    14,613

                                                             33,624

INSURANCE - 1.7%

AFLAC, Inc.                       270,200                    13,814

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Ambac Financial Group, Inc.       104,000                   $ 6,214

Annuity & Life Re Holdings        1,900                      45
Ltd.

MGIC Investment Corp.             92,000                     5,497

Nationwide Financial              60,000                     2,273
Services, Inc. Class A

                                                             27,843

SAVINGS & LOANS - 1.6%

Dime Bancorp, Inc.                156,300                    2,794

Golden West Financial Corp.       212,800                    23,780

                                                             26,574

SECURITIES INDUSTRY - 1.4%

Merrill Lynch & Co., Inc.         100,000                    7,850

Morgan Stanley Dean Witter &      96,100                     10,601
Co.

PaineWebber Group, Inc.           100,000                    4,075

                                                             22,526

TOTAL FINANCE                                                181,712

HEALTH - 9.0%

DRUGS & PHARMACEUTICALS - 5.9%

Allergan, Inc.                    180,000                    19,328

Amgen, Inc. (a)                   406,000                    32,379

Bristol-Myers Squibb Co.          443,600                    34,074

Novartis AG (Reg.)                2,000                      2,998

Pfizer, Inc.                      150,000                    5,925

Takeda Chemical Industries        50,000                     2,876
Ltd.

                                                             97,580

MEDICAL EQUIPMENT & SUPPLIES
- 2.2%

Johnson & Johnson                 292,600                    30,650

VISX, Inc. (a)                    78,800                     4,930

                                                             35,580

MEDICAL FACILITIES MANAGEMENT
- 0.9%

Columbia/HCA Healthcare Corp.     286,900                    6,921

Trigon Healthcare, Inc. (a)       300,000                    8,513

                                                             15,434

TOTAL HEALTH                                                 148,594

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HOLDING COMPANIES - 0.1%

PartnerRe Ltd.                    30,000                    $ 936

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.8%

ELECTRICAL EQUIPMENT - 1.6%

General Electric Co.              89,000                     12,065

General Instrument Corp. (a)      168,200                    9,051

Plug Power, Inc.                  900                        14

Scientific-Atlanta, Inc.          112,000                    6,412

                                                             27,542

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.2%

Dover Corp.                       102,000                    4,341

Illinois Tool Works, Inc.         117,000                    8,570

Ingersoll-Rand Co.                616,100                    32,191

Tyco International Ltd.           1,018,000                  40,656

                                                             85,758

TOTAL INDUSTRIAL MACHINERY &                                 113,300
EQUIPMENT

MEDIA & LEISURE - 2.1%

BROADCASTING - 0.0%

Spanish Broadcasting System,      2,000                      53
Inc. Class A

ENTERTAINMENT - 0.4%

MGM Grand, Inc. (a)               33,000                     1,683

Royal Carribean Cruises Ltd.      83,000                     4,404

                                                             6,087

PUBLISHING - 1.0%

McGraw-Hill Companies, Inc.       174,400                    10,399

Tribune Co.                       96,600                     5,796

                                                             16,195

RESTAURANTS - 0.7%

Darden Restaurants, Inc.          375,000                    7,148

Jack in the Box, Inc. (a)         206,600                    4,971

                                                             12,119

TOTAL MEDIA & LEISURE                                        34,454

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

NONDURABLES - 0.7%

BEVERAGES - 0.7%

Anheuser-Busch Companies,         68,200                    $ 4,898
Inc.

Canandaigua Brands, Inc.          29,400                     1,779
Class A (a)

Coors (Adolph) Co. Class B        77,200                     4,285

                                                             10,962

PRECIOUS METALS - 0.6%

Barrick Gold Corp.                500,000                    9,190

RETAIL & WHOLESALE - 14.4%

APPAREL STORES - 3.0%

Gap, Inc.                         249,800                    9,274

Ross Stores, Inc.                 500,000                    10,313

TJX Companies, Inc.               1,101,100                  29,867

                                                             49,454

GENERAL MERCHANDISE STORES -
6.1%

Costco Wholesale Corp. (a)        248,000                    19,918

Dayton Hudson Corp.               833,800                    53,877

Wal-Mart Stores, Inc.             478,600                    27,131

                                                             100,926

RETAIL & WHOLESALE,
MISCELLANEOUS - 5.3%

Best Buy Co., Inc. (a)            901,500                    50,090

Home Depot, Inc.                  136,500                    10,306

Lowe's Companies, Inc.            418,000                    22,990

Toys 'R' Us, Inc. (a)             140,200                    1,980

Zale Corp. (a)                    49,200                     2,060

                                                             87,426

TOTAL RETAIL & WHOLESALE                                     237,806

SERVICES - 1.5%

ADVERTISING - 0.2%

WPP Group PLC                     400,000                    4,345

PRINTING - 1.1%

Creo Products, Inc. (a)           2,100                      54

Valassis Communications, Inc.     413,850                    17,796
(a)

                                                             17,850

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

SERVICES - 0.2%

ACNielsen Corp. (a)               129,900                   $ 2,858

TOTAL SERVICES                                               25,053

TECHNOLOGY - 26.3%

COMMUNICATIONS EQUIPMENT - 2.5%

Cisco Systems, Inc. (a)           200,000                    14,800

Lucent Technologies, Inc.         424,500                    27,274

MCKCommunications, Inc. (a)       300                        7

                                                             42,081

COMPUTER SERVICES & SOFTWARE
- 4.6%

Aether Systems, Inc.              500                        35

Akamai Technologies, Inc.         600                        87

America Online, Inc. (a)          160,000                    20,750

BackWeb Technologies Ltd.         900                        19

BSQUARE Corp.                     1,000                      40

China.com Corp. Class A           200                        11

Data Return Corp.                 900                        14

First Data Corp.                  219,000                    10,006

Intertrust Technologies Corp.     800                        44

Lycos, Inc. (a)                   70,600                     3,777

Microsoft Corp. (a)               337,700                    31,258

NaviSite, Inc.                    300                        14

Predictive Systems, Inc.          300                        13

RADWARE Ltd. (a)                  400                        21

Sterling Software, Inc. (a)       247,600                    5,432

VERITAS Software Corp. (a)        49,200                     5,307

ZapMe! Corp.                      1,500                      11

                                                             76,839

COMPUTERS & OFFICE EQUIPMENT
- 8.4%

Adaptec, Inc. (a)                 100,000                    4,500

Apple Computer, Inc. (a)          593,200                    47,530

Crossroads Systems, Inc.          500                        36

EMC Corp. (a)                     300,000                    21,900

Hewlett-Packard Co.               260,200                    19,271

International Business            82,600                     8,126
Machines Corp.

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Lexmark International Group,      471,800                   $ 36,830
Inc. Class A (a)

Sycamore Networks, Inc.           500                        108

                                                             138,301

ELECTRONIC INSTRUMENTS - 1.7%

Applied Materials, Inc. (a)       202,000                    18,142

KLA-Tencor Corp. (a)              126,000                    9,978

                                                             28,120

ELECTRONICS - 9.1%

Conexant Systems, Inc. (a)        68,000                     6,350

JNI Corp.                         400                        21

LSI Logic Corp. (a)               156,900                    8,345

Micron Technology, Inc. (a)       260,000                    18,541

Motorola, Inc.                    300,000                    29,231

PMC-Sierra, Inc. (a)              45,400                     4,279

Solectron Corp. (a)               193,000                    14,523

Texas Instruments, Inc.           243,000                    21,809

Xilinx, Inc. (a)                  600,000                    47,175

                                                             150,274

TOTAL TECHNOLOGY                                             435,615

TRANSPORTATION - 0.9%

RAILROADS - 0.1%

Union Pacific Corp.               31,000                     1,728

TRUCKING & FREIGHT - 0.8%

USFreightways Corp.               280,000                    12,688

TOTAL TRANSPORTATION                                         14,416

UTILITIES - 6.5%

CELLULAR - 2.0%

QUALCOMM, Inc. (a)                150,000                    33,413

Triton PCS Holdings, Inc.         1,100                      39
Class A

                                                             33,452

ELECTRIC UTILITY - 2.3%

Energy East Corp.                 720,200                    18,095

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Public Service Enterprise         100,000                   $ 3,956
Group, Inc.

Reliant Energy, Inc.              588,200                    16,028

                                                             38,079

TELEPHONE SERVICES - 2.2%

Allied Riser Communications       2,500                      45
Corp.

SBC Communications, Inc.          702,768                    35,797

Telecom Italia Mobile Spa         150,000                    942

                                                             36,784

TOTAL UTILITIES                                              108,315

TOTAL COMMON STOCKS                                          1,609,732
(Cost $1,242,281)

INVESTMENT COMPANIES - 2.0%



Asia Tigers Fund, Inc.            275,000                    2,372

Brazil Fund, Inc.                 70,000                     936

Central European Equity Fund,     100,000                    1,250
Inc.

Chile Fund, Inc.                  97,000                     976

Emerging Markets                  354,568                    3,058
Infrastructure Fund, Inc.

Emerging Markets                  250,000                    2,688
Telecommunication Fund, Inc.

Five Arrows Chile Investment      990,000                    2,020
Trust Ltd.

France Growth Fund, Inc.          440,000                    6,133

Italy Fund, Inc. (The)            173,900                    2,435

Kemper Global Growth Fund of      145,747                    3,027
Spain Class A

Mexico Fund, Inc. (The)           90,000                     1,288

Morgan Stanley Asia-Pacific       100,000                    969
Fund, Inc.

Morgan Stanley Emerging           155,000                    1,734
Markets Fund, Inc. (a)

New Germany Fund, Inc. (The)      169,800                    2,048

Portugal Fund, Inc.               75,000                     923

Singapore Fund, Inc.              64,000                     572

Southern Africa Fund, Inc.        20,901                     244

TOTAL INVESTMENT COMPANIES                                   32,673
(Cost $36,633)

CASH EQUIVALENTS - 12.9%

                                 SHARES                     VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     12,000,000                $ 12,000
5.26% (b)

Taxable Central Cash Fund,        200,897,481                200,897
5.21% (b)

TOTAL CASH EQUIVALENTS                                       212,897
(Cost $212,897)

TOTAL INVESTMENT PORTFOLIO -                                 1,855,302
112.2%
(Cost $1,491,811)

NET OTHER ASSETS - (12.2)%                                   (201,187)

NET ASSETS - 100%                                           $ 1,654,115


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At October 31, 1999, the aggregate cost
of investment securities for income tax purposes was $1,491,815,000. Net unrealized appreciation aggregated $363,487,000, of which $385,885,000 related to appreciated investment securities and $22,398,000 related to depreciated investment securities.

The fund hereby designates approximately $135,504,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                    OCTOBER 31, 1999

ASSETS

Investment in securities, at              $ 1,855,302
value (cost $1,491,811) -
See accompanying schedule

Receivable for investments                 101,306
sold

Receivable for fund shares                 726
sold

Dividends receivable                       1,153

Interest receivable                        425

Other receivables                          240

 TOTAL ASSETS                              1,959,152

LIABILITIES

Payable for investments        $ 287,932
purchased

Payable for fund shares         4,353
redeemed

Accrued management fee          484

Other payables and accrued      268
expenses

Collateral on securities        12,000
loaned, at value

 TOTAL LIABILITIES                         305,037

NET ASSETS                                $ 1,654,115

Net Assets consist of:

Paid in capital                           $ 1,045,853

Undistributed net investment               6,875
income

Accumulated undistributed net              237,896
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                363,491
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 51,234 shares             $ 1,654,115
outstanding

NET ASSET VALUE, offering                  $32.29
price and redemption price
per share ($1,654,115
(divided by) 51,234 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS    YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                          $ 16,417
Dividends

Interest                                    4,681

Security lending                            2

 TOTAL INCOME                               21,100

EXPENSES

Management fee Basic fee         $ 9,776

 Performance adjustment           (3,488)

Transfer agent fees               3,368

Accounting and security           559
lending fees

Non-interested trustees'          6
compensation

Custodian fees and expenses       39

Registration fees                 56

Audit                             43

Legal                             10

 Total expenses before            10,369
reductions

 Expense reductions               (463)     9,906

NET INVESTMENT INCOME                       11,194

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            239,297

 Foreign currency transactions    (2)       239,295

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            178,975

 Assets and liabilities in        (4)       178,971
foreign currencies

NET GAIN (LOSS)                             418,266

NET INCREASE (DECREASE) IN                 $ 429,460
NET ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 11,194                     $ 20,681
income

 Net realized gain (loss)         239,295                      187,093

 Change in net unrealized         178,971                      (113,170)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       429,460                      94,604
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (17,339)                     (20,513)
From net investment income

 From net realized gain           (111,551)                    (206,346)

 TOTAL DISTRIBUTIONS              (128,890)                    (226,859)

Share transactions Net            271,759                      496,522
proceeds from sales of shares

 Reinvestment of distributions    122,322                      219,424

 Cost of shares redeemed          (650,854)                    (800,401)

 NET INCREASE (DECREASE) IN       (256,773)                    (84,455)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       43,797                       (216,710)
IN NET ASSETS

NET ASSETS

 Beginning of period              1,610,318                    1,827,028

 End of period (including        $ 1,654,115                  $ 1,610,318
undistributed net investment
income of $6,875 and
$18,591, respectively)

OTHER INFORMATION
Shares

 Sold                             8,955                        17,116

 Issued in reinvestment of        4,580                        7,994
distributions

 Redeemed                         (21,746)                     (27,813)

 Net increase (decrease)          (8,211)                      (2,703)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 27.09  $ 29.40  $ 24.99  $ 24.25  $ 19.45
of period

Income from Investment
Operations

Net investment income             .20 B    .32 B    .33 B    .24      .19

Net realized and unrealized       7.23     1.02     6.23     2.78     5.57
gain (loss)

Total from investment             7.43     1.34     6.56     3.02     5.76
operations

Less Distributions

 From net investment income       (.30)    (.33)    (.23)    (.20)    (.15)

From net realized gain            (1.93)   (3.32)   (1.92)   (2.08)   (.81)

Total distributions               (2.23)   (3.65)   (2.15)   (2.28)   (.96)

Net asset value, end of period   $ 32.29  $ 27.09  $ 29.40  $ 24.99  $ 24.25

TOTAL RETURN A                    29.15%   4.40%    28.20%   13.51%   31.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,654  $ 1,610  $ 1,827  $ 1,586  $ 1,135
(in millions)

Ratio of expenses to average      .62%     .68%     .74%     .89%     1.03%
net assets

Ratio of expenses to average      .59% C   .64% C   .69% C   .84% C   1.00% C
net assets after expense
reductions

Ratio of net investment           .67%     1.10%    1.24%    1.07%    .99%
income to average net assets

Portfolio turnover rate           106%     122%     117%     247%     220%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,699,708,000 and $2,040,563,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .38% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $125,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $12,019,000. The fund received cash collateral of $12,000,000 which was invested in the Central Cash Collateral Fund.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $442,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $20,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of
Fidelity Stock Selector:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector (a fund of Fidelity Capital Trust) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Stock Selector voted to pay on December 6, 1999, to shareholders of record at the opening of business on December 3, 1999, a distribution of $3.84 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.12 per share from net investment income.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford F. Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

*INDEPENDENT TRUSTEES

FSS-ANN-1299  88219
1.538295.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
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Contrafund (registered trademark)
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Disciplined Equity Fund
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Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark)  Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
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FIDELITY(REGISTERED TRADEMARK)
SMALL CAP SELECTOR

ANNUAL REPORT
OCTOBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy, and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   24  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  28  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  33  The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS   34

Third party marks appearing herein are the property of their respective owners.

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trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SMALL CAP SELECTOR     3.48%          13.49%       66.56%        79.91%

Russell 2000 (registered        -0.25%         14.87%       80.74%        102.69%
trademark)

Small Cap Funds Average         7.91%          25.10%       97.72%        n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 28, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 803 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SMALL CAP SELECTOR       13.49%       10.74%        9.70%

Russell 2000                      14.87%       12.56%        11.65%

Small Cap Funds Average           25.10%       14.11%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             Small Cap Selector          Russell 2000
             00336                       RS002
  1993/06/28      10000.00                    10000.00
  1993/06/30      10000.00                    10089.85
  1993/07/31      10070.00                    10229.16
  1993/08/31      10440.00                    10671.07
  1993/09/30      10660.00                    10972.21
  1993/10/31      10740.00                    11254.62
  1993/11/30      10440.00                    10884.20
  1993/12/31      10881.65                    11256.33
  1994/01/31      11153.19                    11609.25
  1994/02/28      11243.70                    11567.27
  1994/03/31      10499.49                    10956.54
  1994/04/30      10670.46                    11021.67
  1994/05/31      10388.86                    10897.91
  1994/06/30       9875.95                    10527.85
  1994/07/31       9956.41                    10700.82
  1994/08/31      10660.40                    11297.10
  1994/09/30      10600.06                    11259.27
  1994/10/31      10801.20                    11214.84
  1994/11/30      10288.29                    10761.90
  1994/12/31      10519.89                    11051.05
  1995/01/31      10127.28                    10911.62
  1995/02/28      10479.62                    11365.53
  1995/03/31      10761.49                    11561.27
  1995/04/30      11003.10                    11818.34
  1995/05/31      11214.50                    12021.54
  1995/06/30      12458.89                    12645.17
  1995/07/31      13744.25                    13373.56
  1995/08/31      13936.55                    13650.22
  1995/09/30      14290.79                    13893.99
  1995/10/31      13551.96                    13272.62
  1995/11/30      13734.13                    13830.26
  1995/12/31      13321.13                    14195.16
  1996/01/31      13095.35                    14179.95
  1996/02/29      13407.14                    14621.86
  1996/03/31      13654.43                    14919.50
  1996/04/30      14933.86                    15717.27
  1996/05/31      15439.18                    16336.65
  1996/06/30      14567.99                    15665.81
  1996/07/31      13496.32                    14297.50
  1996/08/31      14132.62                    15127.62
  1996/09/30      14735.44                    15718.79
  1996/10/31      14288.91                    15476.54
  1996/11/30      14880.56                    16114.23
  1996/12/31      15137.31                    16536.55
  1997/01/31      15204.29                    16867.03
  1997/02/28      14992.19                    16458.06
  1997/03/31      14434.03                    15681.47
  1997/04/30      14579.15                    15725.18
  1997/05/31      15862.92                    17474.60
  1997/06/30      16939.24                    18223.48
  1997/07/31      18067.76                    19071.46
  1997/08/31      18193.15                    19507.84
  1997/09/30      19424.27                    20935.70
  1997/10/31      18945.50                    20016.02
  1997/11/30      18865.71                    19886.56
  1997/12/31      19262.60                    20234.63
  1998/01/31      19057.04                    19915.30
  1998/02/28      20629.00                    21387.89
  1998/03/31      21547.99                    22269.98
  1998/04/30      21898.66                    22393.21
  1998/05/31      20677.37                    21187.18
  1998/06/30      20717.48                    21231.75
  1998/07/31      19108.35                    19512.96
  1998/08/31      15072.97                    15723.94
  1998/09/30      15638.68                    16954.46
  1998/10/31      15852.39                    17645.92
  1998/11/30      16719.81                    18570.43
  1998/12/31      17838.65                    19719.61
  1999/01/31      17574.66                    19981.66
  1999/02/28      16229.53                    18363.25
  1999/03/31      16342.67                    18649.93
  1999/04/30      17386.09                    20321.11
  1999/05/31      17310.66                    20617.94
  1999/06/30      18331.75                    21550.27
  1999/07/31      18243.31                    20958.95
  1999/08/31      17561.08                    20183.28
  1999/09/30      17978.00                    20187.69
  1999/10/29      17990.64                    20269.45
IMATRL PRASUN   SHR__CHT 19991031 19991111 103949 R00000000000080

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Selector on June 28, 1993 when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $17,991 - a 79.91% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown $20,269 - a 102.69% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER SMALL CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER SMALL CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF OCTOBER 31, 1999, THE SIX MONTH, ONE YEAR, AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE SMALL CAP CORE FUNDS AVERAGE ARE 6.27%, 22.33%, AND 84.78%, RESPECTIVELY; THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS ARE 22.33% AND 12.78%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, AND FIVE YEAR CUMULATIVE TOTAL RETURNS FOR THE SMALL CAP SUPERGROUP AVERAGE ARE 7.30%, 23.89%, AND 91.04%, RESPECTIVELY. THE ONE YEAR AND FIVE YEAR AVERAGE ANNUAL TOTAL RETURNS ARE 23.89% AND 13.37%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A change in market leadership
painted the backdrop for the six
months that ended October 31,
1999, as growth stocks stole the
spotlight back from their value
and cyclical - or, economically
sensitive - counterparts that had
captured the hearts and minds of
investors for much of April.
Technology shares led a narrow
charge, seemingly resilient to the
interest-rate concerns that tempered
the returns of the broader market.
The technology-rich NASDAQ
closed out the period posting a
record high, capping off a strong
six-month showing, up 16.82%. In
comparison, the Standard & Poor's
500 Index - a broad measure of
U.S. stock market performance -
could muster only 2.74% during this
time frame. The Federal Reserve
Board, determined to keep inflation
in check, acted promptly and
forcefully, levying two quarter-point
interest-rate cuts in the summer to
rein in signs of runaway growth in
the economy. Anticipation of and
reaction to these moves kept most
blue-chip stocks in check, fueling
the stock market's frequent mood
swings during the period. The Dow
Jones Industrial Average - an
index of 30 blue-chip stocks -
traversed hilly terrain over the
course of the period, from its
adventure north of the 11,000
border in May, to its return trip
to 10,000 in October. For all its
efforts, though, the Dow managed
just a 0.22% return for the
six-month period.

(photograph of Bradford Lewis)

An interview with Bradford Lewis, Portfolio Manager of Fidelity Small
Cap Selector

Q. THE FUND CHANGED ITS FISCAL YEAR END FROM APRIL 30 TO OCTOBER 31. HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS, BRAD?

A. For the six months that ended October 31, 1999, the fund returned 3.48%, versus -0.25% for the Russell 2000 and 7.91% for the small cap funds average as tracked by Lipper Inc.

Q. WHY DID THE FUND OUTPERFORM THE RUSSELL 2000, BUT UNDERPERFORM THE LIPPER PEER GROUP DURING THE PERIOD?

A. The fund outperformed the Russell 2000 over the past six months mainly because technology stocks in the fund were up more than 56% during the period. Regrettably, however, the fund's technology weighting was slightly less than that of the Russell 2000 and was well below that of the Lipper peer group. Technology stocks in the Russell 2000 rose about 25%, while virtually every other industry group in the index was down during the period. The dispersions of industry returns within the small-cap sector were enormous and quite unusual.

Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?

A. VISX was a huge winner. This manufacturer and marketer of lasers for eye surgery enjoyed revenue and earnings growth of more than 100% over the past few quarters. Another contributor was Calpine, an energy company that was fueled by a string of electric power supply acquisitions. Calpine's sales rose about 248% in the third quarter. Also doing well last quarter was CTS Corporation, a supplier of electronic components. The company doubled its revenues during the period and its stock price reacted accordingly.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. WestPoint Stevens was a loser for the fund, and dramatically displayed the impact that an industry group can have on an individual stock. WestPoint reported decent earnings growth during the period, but was doomed by being a textile stock. The textile group has been melting down this year. Maybe the lesson here is that an Annapolis grad like me should never buy a company called WestPoint! Wet Seal also hurt performance as its clothing line for teenagers fell precipitously out of favor in the second quarter. Finally, Labor Ready was hammered by estimate cuts and a reduction in earnings-per-share growth. This provider of temporary workers faced a big squeeze on its profit margins.

Q. AT JUST UNDER 28%, TECHNOLOGY STOCKS CONTINUED TO REPRESENT A LARGE PART OF THE FUND. WHY?

A. I wish I could bronze the fund's technology stocks after witnessing their excellent performance over the past six months. After the fund suffered due to an underweighted position in Internet stocks during the prior period, I bought a smattering of fundamentally attractive but expensive Internet stocks. Fortunately these investments, such as Go2Net, Inc., enjoyed even more share-price appreciation over the period. By the end of October, the fund held a significant position in technology stocks because technology has been one of the few small-cap sectors that experienced significant earnings-per-share growth over the past few quarters.

Q. HOW DID THE FUND'S MEDIA AND LEISURE HOLDINGS PERFORM?

A. The fund did well due to strong stock selection within this sector. The fund's media and leisure stocks rose 5.7% versus a loss of 1.7% for similar stocks in the Russell 2000. One of the biggest contributors in this sector was CEC Entertainment, which owns the Chuck E. Cheese's restaurant franchise. The company reported solid revenue and earnings growth due to successful renovations to existing restaurants, new restaurant openings and the bankruptcy of its only real competitor, Discovery Zone.

Q. WHAT'S YOUR OUTLOOK?

A. My econometric models - which form the basis of my stock picking strategy - are moderately positive on the overall market. The rise in interest rates is decelerating, the broad market is still well below its highs, and I believe there are many opportunities among small-sized companies with favorable price-to-earnings ratios and growth rates. On top of that, we are entering the strongest months of both the annual seasonal cycle and the four-year election cycle.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: capital appreciation
by investing mainly in
equity securities of
companies with small
market capitalizations,
chosen in part by using
computer-aided quantitative
analysis

FUND NUMBER: 336

TRADING SYMBOL: FDSCX

START DATE: June 28, 1993

SIZE: as of October 31, 1999,
more than $555 million

MANAGER: Bradford Lewis,
since inception; manager,
Fidelity Stock Selector, since
1990; Fidelity Disciplined
Equity, since 1988; joined
Fidelity in 1985

BRAD LEWIS ON MANAGING A
PORTFOLIO AGAINST ITS INDEX:

"Since the performance of this fund
is measured against the Russell 2000,
it is extremely critical for me to
keep track of the evolving
characteristics of that index.
Generally speaking, a fund manager
needs to pay particular attention to
the market capitalization of his or
her portfolio versus its benchmark
index. For example, over the past few
years, funds being compared to the
S&P 500 that lacked positions in the
biggest 50 names in the index were
destined to take a 10-count in the
third round due to the dominance of
mega-cap stocks. Unfortunately,
many of these mega-cap names are
not exactly cheap. Therefore, when
deciding which stocks to buy, the
portfolio manager needs to reconcile
the trade-off between the percent of
the fund allocated to mega-cap
stocks and individual stock valuations.

"Industry weighting consideration
is also critical. A portfolio with no
current holdings in technology is
making an enormous index bet given
that technology currently represents
about 23% of the Russell 2000.
Imagine this possible scenario:
Technology stocks continue their
run and return 50% over the next
year versus a flat return for the
remaining industries. A portfolio
void of technology names would be
10 percentage points behind the
market strictly due to this one
negative industry bet. That is a huge
deficit to overcome with stock
selection."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Valassis Communications, Inc.   2.7                      2.2

Ross Stores, Inc.               2.7                      2.8

Jack in the Box, Inc.           1.9                      0.0

Cypress Semiconductor Corp.     1.9                      0.0

CTS Corp.                       1.8                      0.8

AnnTaylor Stores Corp.          1.8                      1.2

Calpine Corp.                   1.6                      0.5

Commscope, Inc.                 1.5                      0.8

Suiza Foods Corp.               1.5                      0.0

Integrated Device Technology,    1.3                      0.0
Inc.

                                18.7                      8.3

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      27.7                     12.2

RETAIL & WHOLESALE              10.2                     12.0

MEDIA & LEISURE                 9.5                      7.3

DURABLES                        6.9                      11.2

INDUSTRIAL MACHINERY &          6.1                      4.5
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF OCTOBER 31, 1999 *                                       AS OF APRIL 30, 1999 **

Stocks and Investment                                          Stocks and Investment
Companies                       97.8%                          Companies                          90.4%

Convertible  Securities          0.0%                          Convertible  Securities             0.1%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 2.2%                          Net Other Assets                    9.5%

* FOREIGN INVESTMENTS            2.0%                          ** FOREIGN INVESTMENTS              3.1%

Row: 1, Col: 1, Value: 97.8                                    Row: 1, Col: 1, Value: 90.40000000000001
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.1
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.2                                     Row: 1, Col: 8, Value: 9.5





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 96.0%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.0%

AEROSPACE & DEFENSE - 0.2%

Advanced Aerodynamics &           25,000                     $ 62,500
Structures, Inc. Class A (a)

Alliant Techsystems, Inc. (a)     20,000                      1,230,000

                                                              1,292,500

DEFENSE ELECTRONICS - 0.8%

Alpha Industries, Inc. (a)        80,000                      4,420,000

TOTAL AEROSPACE & DEFENSE                                     5,712,500

BASIC INDUSTRIES - 5.0%

CHEMICALS & PLASTICS - 1.3%

Airgas, Inc. (a)                  3,300                       31,350

Fuller (H.B.) Co.                 16,600                      908,850

Lubrizol Corp.                    78,000                      1,998,750

Spartech Corp.                    47,000                      1,345,375

W.R. Grace & Co. (a)              209,000                     3,121,938

                                                              7,406,263

IRON & STEEL - 0.6%

Material Sciences Corp. (a)       35,000                      435,313

Mueller Industries, Inc. (a)      76,700                      2,449,606

Quanex Corp.                      19,000                      412,063

                                                              3,296,982

METALS & MINING - 2.1%

Amcol International Corp.         19,000                      232,750

Belden, Inc.                      155,000                     2,848,125

Commscope, Inc. (a)               207,000                     8,254,125

Reliance Steel & Aluminum Co.     17,000                      357,000

                                                              11,692,000

PACKAGING & CONTAINERS - 0.8%

Ball Corp.                        274                         11,046

Gaylord Container Corp. Class     128,000                     720,000
A (a)

Tupperware Corp.                  178,000                     3,526,625

                                                              4,257,671

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 0.2%

Buckeye Technologies, Inc. (a)    20,000                     $ 302,500

Pope & Talbot, Inc.               50,000                      725,000

                                                              1,027,500

TOTAL BASIC INDUSTRIES                                        27,680,416

CONSTRUCTION & REAL ESTATE -
3.2%

BUILDING MATERIALS - 0.8%

Centex Construction Products,     61,100                      2,172,869
Inc.

Mobile Mini, Inc. (a)             23,000                      501,688

Nortek, Inc. (a)                  17,700                      542,063

United Dominion Industries        52,000                      1,130,665
Ltd.

                                                              4,347,285

CONSTRUCTION - 1.7%

Del Webb Corp.                    32,000                      706,000

Granite Construction, Inc.        92,000                      1,903,250

M.D.C. Holdings, Inc.             96,600                      1,509,375

M/I Schottenstein Homes, Inc.     35,000                      625,625

NVR, Inc. (a)                     15,000                      615,000

Pulte Corp.                       99,300                      1,998,413

Ryland Group, Inc.                92,000                      1,897,500

                                                              9,255,163

ENGINEERING - 0.5%

Quanta Services, Inc. (a)         90,000                      2,508,750

URS Corp. (a)                     34,000                      612,000

                                                              3,120,750

REAL ESTATE - 0.1%

Fairfield Communities, Inc.       42,400                      519,400
(a)

Trendwest Resorts, Inc. (a)       6,000                       133,500

                                                              652,900

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

Apex Mortgage Capital, Inc.       5,000                       60,313

Capital Automotive                40,000                      510,000

                                                              570,313

TOTAL CONSTRUCTION & REAL                                     17,946,411
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

DURABLES - 6.9%

AUTOS, TIRES, & ACCESSORIES -
1.8%

Arvin Industries, Inc.            58,000                     $ 1,653,000

Borg-Warner Automotive, Inc.      88,000                      3,476,000

EOTT Energy Partners LP           25,000                      382,813

Monaco Coach Corp. (a)            29,500                      693,250

Navistar International Corp.      95,000                      3,960,313
(a)

                                                              10,165,376

CONSUMER DURABLES - 0.1%

Dupont Photomasks, Inc. (a)       17,000                      841,500

CONSUMER ELECTRONICS - 0.5%

Fossil, Inc. (a)                  102,000                     2,817,750

HOME FURNISHINGS - 1.9%

Ethan Allen Interiors, Inc.       201,000                     7,148,063

Furniture Brands                  66,000                      1,278,750
International, Inc. (a)

Haverty Furniture Companies,      60,000                      825,000
Inc.

La-Z-Boy, Inc.                    59,000                      1,076,750

                                                              10,328,563

TEXTILES & APPAREL - 2.6%

BEBE Stores, Inc. (a)             63,000                      1,661,625

McNaughton Apparel Group,         15,000                      119,063
Inc. (a)

Pacific Sunwear of                237,000                     7,154,438
California, Inc. (a)

WestPoint Stevens, Inc. Class     288,000                     5,454,000
A

                                                              14,389,126

TOTAL DURABLES                                                38,542,315

ENERGY - 2.4%

ENERGY SERVICES - 0.2%

Patterson Energy, Inc. (a)        49,000                      627,813

UTI Energy Corp. (a)              34,000                      652,375

                                                              1,280,188

OIL & GAS - 2.2%

Chesapeake Energy Corp. (a)       300,000                     1,087,500

Comstock Resources, Inc. (a)      96,000                      378,000

Forest Oil Corp. (a)              116,000                     1,551,500

Howell Corp.                      20,000                      126,250

HS Resources, Inc. (a)            19,000                      296,875

Louis Dreyfus Natural Gas         43,000                      860,000
Corp. (a)

Meridian Resource Corp. (a)       245,000                     1,087,188

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Patina Oil & Gas Corp.            34,000                     $ 293,250

Pogo Producing Co.                111,200                     2,230,950

Remington Oil & Gas Corp. (a)     12,900                      62,888

Titan Exploration, Inc. (a)       54,000                      226,125

Tom Brown, Inc. (a)               36,000                      495,000

Vintage Petroleum, Inc.           294,500                     3,202,688

                                                              11,898,214

TOTAL ENERGY                                                  13,178,402

FINANCE - 6.0%

BANKS - 1.5%

BankAtlantic Bancorp, Inc.        81,000                      410,063
(non-vtg.) Class A

Citizens Banking Corp.            9,200                       255,300

City National Corp.               139,500                     5,405,625

Greater Bay Bancorp               12,000                      441,000

Oriental Financial Group,         2,200                       49,775
Inc.

Republic Bancorp, Inc.            31,540                      413,963

Silicon Valley Bancshares (a)     35,000                      1,141,875

                                                              8,117,601

CREDIT & OTHER FINANCE - 1.2%

AmeriCredit Corp. (a)             304,000                     5,282,000

Doral Financial Corp.             78,000                      999,375

Metris Companies, Inc.            7,800                       268,613

Triad Guaranty, Inc. (a)          200                         4,113

                                                              6,554,101

INSURANCE - 2.0%

Amerus Life Holdings, Inc.        43,000                      1,037,375

Annuity & Life Re Holdings        800                         18,800
Ltd.

Blanch E.W. Holdings, Inc.        39,000                      2,525,250

CNA Surety Corp.                  12,000                      138,000

Delphi Financial Group, Inc.      68,000                      2,176,000
Class A

FBL Financial Group, Inc.         25,000                      457,813
Class A

Gallagher (Arthur J.) & Co.       43,000                      2,225,250

Medical Assurance, Inc. (a)       19,635                      458,968

Penn Treaty American Corp. (a)    15,000                      270,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Radian Group, Inc.                9,300                      $ 491,156

UICI (a)                          49,000                      1,298,500

                                                              11,097,112

SAVINGS & LOANS - 0.7%

BankUnited Financial Corp.        10,800                      87,750
Class A (a)

California Federal Savings
Bank of Los Angeles:

contingent litigation             24,640                      36,960
recovery participation
interest rights (a)

secondary contingent              38,540                      33,723
litigation recovery
participation interest
rights 1/1/15 (a)

FirstFed Financial Corp. (a)      18,300                      292,800

Harbor Florida Bancshares,        100,000                     1,256,250
Inc.

OceanFirst Financial Corp.        18,500                      330,688

Richmond County Financial         10,000                      183,750
Corp.

Webster Financial Corp.           68,000                      1,946,500

                                                              4,168,421

SECURITIES INDUSTRY - 0.6%

Affiliated Managers Group,        62,000                      1,658,500
Inc. (a)

Hambrecht & Quist Group (a)       35,000                      1,728,125

                                                              3,386,625

TOTAL FINANCE                                                 33,323,860

HEALTH - 4.7%

DRUGS & PHARMACEUTICALS - 2.6%

Accredo Health, Inc.              32,000                      1,056,000

Alpharma, Inc. Class A            145,833                     5,131,499

Jones Pharma, Inc.                225,000                     6,975,000

Polymedica Industries, Inc.       39,000                      823,875
(a)

XOMA Ltd. (a)                     90,300                      225,750

                                                              14,212,124

MEDICAL EQUIPMENT & SUPPLIES
- 0.8%

Bindley Western Industries,       44,066                      553,579
Inc.

Datascope Corp. (a)               14,000                      504,000

Mentor Corp.                      39,000                      918,938

Priority Healthcare Corp. (a)     67,944                      1,363,127

Scott Technologies, Inc.          20,000                      380,000
Class A (a)

The Spectranetics Corp. (a)       35,000                      168,438

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Young Innovations, Inc. (a)       400                        $ 5,850

Zoll Medical Corp. (a)            20,000                      725,000

                                                              4,618,932

MEDICAL FACILITIES MANAGEMENT
- 1.3%

Coventry Health Care, Inc. (a)    133,000                     764,750

Hooper Holmes, Inc.               118,000                     3,171,250

Trigon Healthcare, Inc. (a)       112,000                     3,178,000

                                                              7,114,000

TOTAL HEALTH                                                  25,945,056

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.1%

ELECTRICAL EQUIPMENT - 2.6%

Anixter International, Inc.       19,800                      413,325
(a)

Cymer, Inc. (a)                   70,000                      2,585,625

Littelfuse, Inc. (a)              14,000                      311,500

Ortel Corp. (a)                   24,000                      795,000

Pinnacle Systems (a)              130,000                     3,607,500

Pittway Corp. Class A             10,000                      330,000

Plug Power, Inc.                  300                         4,800

Powerwave Technologies, Inc.      38,000                      2,472,375
(a)

Roper Industries, Inc.            11,000                      339,625

Sensormatic Electronics Corp.     253,000                     3,826,625
(a)

                                                              14,686,375

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.2%

Astec Industries, Inc. (a)        6,000                       140,625

Briggs & Stratton Corp.           111,000                     6,486,563

Donaldson Co., Inc.               82,200                      1,911,150

Exide Corp.                       100,000                     887,500

JLG Industries, Inc.              42,500                      544,531

Manitowoc Co., Inc.               111,200                     3,322,100

Mark IV Industries, Inc.          132,000                     2,541,000

Thomas Industries, Inc.           14,000                      250,250

Toro Co.                          45,000                      1,614,375

                                                              17,698,094

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.3%

Insituform Technologies, Inc.     46,000                     $ 1,101,125
Class A (a)

Waste Connections, Inc. (a)       34,000                      524,875

                                                              1,626,000

TOTAL INDUSTRIAL MACHINERY &                                  34,010,469
EQUIPMENT

MEDIA & LEISURE - 9.5%

BROADCASTING - 0.0%

Spanish Broadcasting System,      500                         13,313
Inc. Class A

ENTERTAINMENT - 1.1%

Bally Total Fitness Holding       155,000                     3,729,688
Corp. (a)

Hollywood Park, Inc. (a)          59,000                      1,021,438

Scientific Games Holdings         30,000                      521,250
Corp. (a)

Zomax, Inc. (a)                   39,900                      1,112,213

                                                              6,384,589

LEISURE DURABLES & TOYS - 1.8%

Arctic Cat, Inc.                  28,000                      266,000

JAKKS Pacific, Inc. (a)           36,000                      1,476,000

National R.V. Holdings, Inc.      113,000                     2,309,438
(a)

Steinway Musical Instruments,     20,000                      355,000
Inc. (a)

T-HQ, Inc. (a)                    106,500                     4,379,813

Winnebago Industries, Inc.        66,000                      1,146,750

                                                              9,933,001

LODGING & GAMING - 0.8%

Argosy Gaming Co. (a)             74,000                      915,750

Aztar Corp. (a)                   84,000                      813,750

Championship Auto Racing          27,000                      619,313
Teams, Inc. (a)

Choice Hotels International,      46,000                      690,000
Inc. (a)

WMS Industries, Inc. (a)          100,000                     1,356,250

                                                              4,395,063

PUBLISHING - 0.7%

Houghton Mifflin Co.              96,000                      4,068,000

RESTAURANTS - 5.1%

Applebee's International,         100,000                     2,881,250
Inc.

CEC Entertainment, Inc. (a)       225,000                     7,214,063

Cheesecake Factory, Inc. (a)      51,000                      1,561,875

Jack in the Box, Inc. (a)         447,600                     10,770,375

Morrison Management               29,000                      619,875
Specialists, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Rare Hospitality                  41,000                     $ 817,438
International, Inc. (a)

Ruby Tuesday, Inc.                86,000                      1,639,375

Ryan's Family Steak Houses,       198,000                     2,072,813
Inc. (a)

Shoney's, Inc. (a)                204,000                     293,250

Sonic Corp. (a)                   7,500                       210,000

                                                              28,080,314

TOTAL MEDIA & LEISURE                                         52,874,280

NONDURABLES - 3.4%

BEVERAGES - 0.6%

Canandaigua Brands, Inc.          55,800                      3,375,900
Class A (a)

FOODS - 2.2%

Aurora Foods, Inc. (a)            73,000                      939,875

Del Monte Foods Co.               400                         5,575

Earthgrains Co.                   95,700                      2,183,156

International Home Foods,         38,600                      738,225
Inc. (a)

International Multifoods          5,900                       124,638
Corp.

Suiza Foods Corp. (a)             224,000                     8,078,000

                                                              12,069,469

HOUSEHOLD PRODUCTS - 0.6%

Brady (W.H.) Co. Class A          36,000                      1,044,000

Church & Dwight Co., Inc.         77,000                      2,006,813

French Fragrances, Inc. (a)       49,000                      327,688

                                                              3,378,501

TOTAL NONDURABLES                                             18,823,870

RETAIL & WHOLESALE - 10.2%

APPAREL STORES - 6.7%

American Eagle Outfitters,        116,000                     4,966,250
Inc. (a)

AnnTaylor Stores Corp. (a)        233,000                     9,917,063

Braun's Fashions Corp. (a)        10,000                      166,250

Chicos Fas, Inc. (a)              25,000                      784,375

Dress Barn, Inc. (a)              41,000                      729,031

Factory 2-U Stores, Inc. (a)      50,000                      1,275,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

APPAREL STORES - CONTINUED

Ross Stores, Inc.                 716,000                    $ 14,767,500

Talbots, Inc.                     100,000                     4,706,250

                                                              37,311,719

GENERAL MERCHANDISE STORES -
1.1%

Cost Plus, Inc. (a)               74,150                      2,706,475

Shopko Stores, Inc. (a)           134,000                     3,358,375

                                                              6,064,850

GROCERY STORES - 0.1%

Fleming Companies, Inc.           34,600                      413,038

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.3%

Brookstone, Inc. (a)              19,000                      296,875

Coldwater Creek, Inc. (a)         30,000                      723,750

Musicland Stores Corp. (a)        160,000                     1,250,000

PC Connection, Inc. (a)           31,000                      643,250

Petco Animal Supplies, Inc.       124,500                     1,439,531
(a)

Rex Stores Corp. (a)              25,000                      715,625

SCP Pool Corp. (a)                25,000                      567,188

Spiegel, Inc. Class A (a)         200,000                     2,900,000

Zale Corp. (a)                    100,000                     4,187,500

                                                              12,723,719

TOTAL RETAIL & WHOLESALE                                      56,513,326

SERVICES - 5.7%

EDUCATIONAL SERVICES - 0.1%

Career Education Corp. (a)        11,000                      242,000

New Horizons Worldwide, Inc.      7,500                       103,125
(a)

                                                              345,125

LEASING & RENTAL - 0.6%

Dollar Thrifty Automotive         110,000                     1,856,250
Group, Inc. (a)

Rent-A-Center, Inc. (a)           80,000                      1,465,000

                                                              3,321,250

PRINTING - 2.9%

Creo Products, Inc. (a)           700                         18,074

Harland (John H.) Co.             80,000                      1,520,000

Valassis Communications, Inc.     343,500                     14,770,468
(a)

                                                              16,308,542

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SERVICES - CONTINUED

SERVICES - 2.1%

ABM Industries, Inc.              12,600                     $ 300,825

Capital Senior Living Corp.       114,100                     584,763
(a)

CDI Corp. (a)                     30,000                      795,000

FYI, Inc. (a)                     32,000                      1,056,000

Pre-Paid Legal Services, Inc.     135,000                     3,273,750
(a)

Profit Recovery Group             56,000                      2,306,500
International, Inc. (a)

Telespectrum Worldwide, Inc.      16,300                      67,238
(a)

True North Communications         81,000                      3,265,313

                                                              11,649,389

TOTAL SERVICES                                                31,624,306

TECHNOLOGY - 27.7%

COMMUNICATIONS EQUIPMENT - 2.2%

Advanced Fibre                    108,700                     2,377,813
Communications, Inc. (a)

Carrier Access Corp. (a)          82,500                      4,078,594

MCKCommunications, Inc. (a)       100                         2,250

Teltrend, Inc. (a)                12,000                      217,500

Xircom, Inc. (a)                  106,000                     5,346,375

                                                              12,022,532

COMPUTER SERVICES & SOFTWARE
- 7.5%

4Front Technologies, Inc. (a)     24,000                      327,000

Aether Systems, Inc.              200                         13,913

Akamai Technologies, Inc.         200                         29,038

American Management Systems,      57,600                      1,490,400
Inc. (a)

Ansys, Inc. (a)                   30,000                      271,875

Ardent Software, Inc. (a)         64,900                      1,431,856

BackWeb Technologies Ltd.         300                         6,319

Bell & Howell Co. (a)             50,000                      1,406,250

Black Box Corp. (a)               38,000                      1,928,500

BSQUARE Corp.                     500                         19,781

CACI International, Inc.          20,000                      428,750
Class A (a)

China.com Corp. Class A           100                         5,288

Data Return Corp.                 300                         4,519

Dendrite International, Inc.      120,000                     3,765,000
(a)

Go2Net, Inc. (a)                  77,300                      5,439,988

Informix Corp. (a)                195,100                     1,487,638

Intertrust Technologies Corp.     300                         16,350

Mercury Computer Systems,         33,000                      1,480,875
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

National Instrument Corp. (a)     20,500                     $ 616,281

NaviSite, Inc.                    100                         4,700

Peregrine Systems, Inc. (a)       80,000                      3,510,000

Polycom, Inc. (a)                 57,000                      2,850,000

Predictive Systems, Inc.          100                         4,350

Proxicom, Inc. (a)                10,000                      767,500

RADWARE Ltd. (a)                  100                         5,144

Remedy Corp. (a)                  40,000                      1,720,000

Sybase, Inc. (a)                  400,000                     5,400,000

Unify Corp. (a)                   40,000                      1,160,000

Verity, Inc. (a)                  84,000                      5,785,500

ZapMe! Corp.                      500                         3,750

                                                              41,380,565

COMPUTERS & OFFICE EQUIPMENT
- 2.1%

Advanced Digital Information      60,000                      2,235,000
Corp. (a)

Crossroads Systems, Inc.          200                         14,225

Cybex Corp. (a)                   14,000                      546,875

Performance Technologies,         23,000                      497,375
Inc. (a)

SanDisk Corp. (a)                 87,000                      5,274,375

ScanSource, Inc. (a)              9,000                       304,875

Sycamore Networks, Inc.           200                         43,000

Zebra Technologies Corp.          54,000                      2,936,250
Class A (a)

                                                              11,851,975

ELECTRONIC INSTRUMENTS - 2.3%

Aeroflex, Inc. (a)                120,000                     667,500

Anadigics, Inc. (a)               58,000                      2,233,000

Cognex Corp. (a)                  33,000                      987,938

Credence Systems Corp. (a)        70,000                      3,193,750

Electro Scientific                30,000                      1,620,000
Industries, Inc. (a)

Helix Technology, Inc.            73,500                      2,962,969

LTX Corp. (a)                     27,000                      426,938

Meade Instruments Corp. (a)       15,000                      382,500

Optical Coating Laboratories,     5,000                       534,375
Inc.

                                                              13,008,970

ELECTRONICS - 12.9%

Act Manufacturing, Inc. (a)       11,000                      293,563

Advanced Energy Industries,       24,000                      987,000
Inc. (a)

Alliance Semiconductor Corp.      54,000                      627,750
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Amkor Technology, Inc. (a)        120,000                    $ 2,422,500

Amphenol Corp. Class A (a)        10,000                      591,250

Applied Science & Technology,     30,000                      735,000
Inc. (a)

Burr-Brown Corp. (a)              53,000                      2,083,563

Cirrus Logic, Inc. (a)            206,000                     2,047,125

CTS Corp.                         178,000                     10,068,125

Cypress Semiconductor Corp.       414,000                     10,582,875
(a)

DII Group, Inc. (a)               71,900                      2,588,400

Electroglas, Inc. (a)             41,000                      1,131,344

Exar Corp. (a)                    8,000                       289,000

Hadco Corp. (a)                   48,000                      1,764,000

Integrated Device Technology,     358,000                     7,361,375
Inc. (a)

International Rectifier Corp.     104,300                     2,027,331
(a)

JNI Corp.                         100                         5,344

KEMET Corp. (a)                   61,000                      1,950,094

Lattice Semiconductor Corp.       123,000                     4,351,125
(a)

MEMC Electronic Materials,        30,000                      427,500
Inc. (a)

Micrel, Inc. (a)                  42,000                      2,283,750

PMC-Sierra, Inc. (a)              15,200                      1,432,600

Power Integrations, Inc. (a)      30,000                      3,058,125

Richardson Electronics Ltd.       10,000                      73,125

Semtech Corp. (a)                 41,000                      1,570,813

Transwitch Corp. (a)              125,000                     5,882,813

Triquint Semiconductor, Inc.      41,000                      3,280,000
(a)

Zoran Corp. (a)                   61,000                      1,761,375

                                                              71,676,865

PHOTOGRAPHIC EQUIPMENT - 0.7%

Imation Corp. (a)                 50,000                      1,534,375

In Focus Systems, Inc. (a)        120,000                     2,377,500

                                                              3,911,875

TOTAL TECHNOLOGY                                              153,852,782

TRANSPORTATION - 1.7%

AIR TRANSPORTATION - 0.5%

America West Holding Corp.        100,000                     2,068,750
Class B (a)

Mesaba Holdings, Inc. (a)         46,000                      529,000

                                                              2,597,750

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

SHIPPING - 0.2%

Alexander & Baldwin, Inc.         41,000                     $ 984,000

TRUCKING & FREIGHT - 1.0%

American Freightways Corp. (a)    50,000                      1,031,250

Arkansas Best Corp. (a)           34,000                      471,750

Carey International, Inc. (a)     10,100                      213,994

Eagle USA Airfreight, Inc. (a)    40,950                      1,208,025

Landstar System, Inc. (a)         40,000                      1,620,000

Roadway Express, Inc.             26,000                      542,750

USFreightways Corp.               17,000                      770,313

                                                              5,858,082

TOTAL TRANSPORTATION                                          9,439,832

UTILITIES - 2.5%

CELLULAR - 0.2%

Price Communications Corp.        67,000                      1,457,250

Triton PCS Holdings, Inc.         400                         14,100
Class A

                                                              1,471,350

ELECTRIC UTILITY - 1.6%

Calpine Corp. (a)                 152,000                     8,759,000

GAS - 0.7%

Equitable Resources, Inc.         62,000                      2,263,000

Southwest Gas Corp.               72,000                      1,674,000

                                                              3,937,000

TELEPHONE SERVICES - 0.0%

Allied Riser Communications       1,000                       18,063
Corp.

TOTAL UTILITIES                                               14,185,413

TOTAL COMMON STOCKS                                           533,653,238
(Cost $443,400,467)

INVESTMENT COMPANIES - 1.8%



Brazil Fund, Inc.                 15,000                      200,625

Central European Equity Fund,     50,000                      625,000
Inc.

Chile Fund, Inc.                  29,000                      291,813

Emerging Markets                  147,737                     1,274,232
Infrastructure Fund, Inc.

Emerging Markets                  40,000                      430,000
Telecommunication Fund, Inc.

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                      VALUE (NOTE 1)

Italy Fund, Inc. (The)            170,000                    $ 2,380,000

Kemper Global Growth Fund of      50,747                      1,054,023
Spain Class A

Mexico Fund, Inc. (The)           45,000                      644,063

Morgan Stanley Asia-Pacific       65,000                      629,688
Fund, Inc.

Morgan Stanley Emerging           46,000                      514,625
Markets Fund, Inc. (a)

New Germany Fund, Inc. (The)      66,000                      796,125

Portugal Fund, Inc.               50,000                      615,625

Singapore Fund, Inc.              19,000                      169,813

Southern Africa Fund, Inc.        17,213                      201,177

TOTAL INVESTMENT COMPANIES                                    9,826,809
(Cost $11,152,440)

CASH EQUIVALENTS - 8.7%



Central Cash Collateral Fund,     8,125,007                   8,125,007
5.26% (b)

Taxable Central Cash Fund,        40,334,918                  40,334,918
5.21% (b)

TOTAL CASH EQUIVALENTS                                        48,459,925
(Cost $48,459,925)

TOTAL INVESTMENT PORTFOLIO -                                  591,939,972
106.5%
(Cost $503,012,832)

NET OTHER ASSETS - (6.5)%                                     (36,008,943)

NET ASSETS - 100%                                           $ 555,931,029

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At October 31, 1999, the aggregate cost
of investment securities for income tax purposes was $503,134,937. Net unrealized appreciation aggregated $88,805,035, of which $111,165,948 related to appreciated investment securities and $22,360,913 related to depreciated investment securities.

At October 31, 1999, the fund had a capital loss carryforward of approximately $40,200,000 all of which will expire on October 31, 2006.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 591,939,972
value (cost $503,012,832) -
See accompanying schedule

Receivable for investments                    10,072,974
sold

Receivable for fund shares                    950,865
sold

Dividends receivable                          84,508

Interest receivable                           151,178

Redemption fees receivable                    358

Other receivables                             304,939

 TOTAL ASSETS                                 603,504,794

LIABILITIES

Payable to custodian bank       $ 21,787

Payable for investments          38,226,638
purchased

Payable for fund shares          857,494
redeemed

Accrued management fee           201,236

Other payables and accrued       141,603
expenses

Collateral on securities         8,125,007
loaned, at value

 TOTAL LIABILITIES                            47,573,765

NET ASSETS                                   $ 555,931,029

Net Assets consist of:

Paid in capital                              $ 506,542,769

Undistributed net investment                  480,924
income

Accumulated undistributed net                 (40,019,804)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   88,927,140
(depreciation) on investments

NET ASSETS, for 39,040,216                   $ 555,931,029
shares outstanding

NET ASSET VALUE, offering                     $14.24
price and redemption price
per share ($555,931,029
(divided by) 39,040,216
shares)

STATEMENT OF OPERATIONS

                                 SIX MONTHS ENDED OCTOBER 31,  YEAR ENDED APRIL 30, 1999
                                 1999

INVESTMENT INCOME                $ 1,396,516                   $ 5,556,311
Dividends

Interest                          1,476,071                     3,767,736

Security lending                  2,713                         -

 TOTAL INCOME                     2,875,300                     9,324,047

EXPENSES

Management fee Basic fee          1,837,664                     4,491,378

 Performance adjustment           (591,193)                     (770,621)

Transfer agent fees               963,022                       2,072,368

Accounting and security           164,993                       295,830
lending fees

Non-interested trustees'          999                           2,065
compensation

Custodian fees and expenses       15,389                        33,178

Registration fees                 32,451                        61,805

Audit                             11,849                        37,027

Legal                             7,860                         5,909

Reports to shareholders           80,211                        -

Miscellaneous                     361                           542

 Total expenses before            2,523,606                     6,229,481
reductions

 Expense reductions               (104,196)                     (258,820)

TOTAL EXPENSES AFTER              2,419,410                     5,970,661
REDUCTIONS

NET INVESTMENT INCOME             455,890                       3,353,386

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            56,445,088                    (75,489,580)

 Foreign currency transactions    (3)                           147

 Futures contracts                -                             (19,527,547)

Total net realized gain (loss)    56,445,085                    (95,016,980)

Change in net unrealized          (37,100,153)                  (94,922,460)
appreciation (depreciation)
on: Investment securities

 Futures contracts                -                             (882,943)

Total change in net               (37,100,153)                  (95,805,403)
unrealized appreciation
(depreciation)

NET GAIN (LOSS)                   19,344,932                    (190,822,383)

NET INCREASE (DECREASE) IN       $ 19,800,822                  $ (187,468,997)
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED OCTOBER 31,  YEAR ENDED  APRIL 30, 1999  YEAR ENDED APRIL 30, 1998
                                 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 455,890                     $ 3,353,386                 $ 4,550,040
income

 Net realized gain (loss)         56,445,085                    (95,016,980)                86,477,045

 Change in net unrealized         (37,100,153)                  (95,805,403)                167,147,569
appreciation  (depreciation)

 NET INCREASE (DECREASE) IN       19,800,822                    (187,468,997)               258,174,654
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,935,264)                   (1,778,107)                 (5,800,797)
From net investment income

 From net realized gain           -                             (30,938,619)                (53,690,763)

 TOTAL DISTRIBUTIONS              (2,935,264)                   (32,716,726)                (59,491,560)

Share transactions Net            64,140,263                    332,647,409                 606,422,745
proceeds from sales of shares

 Reinvestment of distributions    2,869,601                     32,481,558                  59,048,723

 Cost of shares redeemed          (119,146,239)                 (473,182,473)               (397,131,032)

 NET INCREASE (DECREASE) IN       (52,136,375)                  (108,053,506)               268,340,436
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   150,786                       718,292                     882,960

  TOTAL INCREASE (DECREASE)       (35,120,031)                  (327,520,937)               467,906,490
IN    NET ASSETS

NET ASSETS

 Beginning of period              591,051,060                   918,571,997                 450,665,507

 End of period (including        $ 555,931,029                 $ 591,051,060               $ 918,571,997
undistributed net investment
income of $480,924,
$3,718,168 and $2,114,416,
respectively)

OTHER INFORMATION
Shares

 Sold                             4,525,388                     24,088,575                  37,016,611

 Issued in reinvestment of        204,096                       1,980,592                   3,782,147
distributions

 Redeemed                         (8,438,204)                   (34,043,312)                (24,590,359)

 Net increase (decrease)          (3,708,720)                   (7,974,145)                 16,208,399


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,         1999 F      1999 G     1998 G     1997 G     1996 G     1995 G

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 13.83     $ 18.11    $ 13.06    $ 13.89    $ 10.93    $ 10.61
period

Income from Investment
Operations

Net investment income            .01 D       .07 D      .10 D      .06 D      .07        .05

Net realized and urealized       .47         (3.71)     6.20       (.39)      3.74       .28
gain (loss)

Total from investment            .48         (3.64)     6.30       (.33)      3.81       .33
operations

Less Distributions

 From net investment income      (.07)       (.04)      (.13)      (.01)      (.08)      (.01)

From net realized gain           -           (.61)      (1.14)     (.51)      (.77)      -

Total distributions              (.07)       (.65)      (1.27)     (.52)      (.85)      (.01)

Redemption fees added to paid    -           .01        .02        .02        -          -
in capital

Net asset value,  end of        $ 14.24     $ 13.83    $ 18.11    $ 13.06    $ 13.89    $ 10.93
period

TOTAL RETURN B, C                3.48%       (20.61)%   50.21%     (2.38)%    35.72%     3.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period       $ 555,931   $ 591,051  $ 918,572  $ 450,666  $ 554,573  $ 562,736
(000 omitted)

Ratio of expenses to average     .86% A      .89%       1.01%      .95%       1.01%      .97%
net assets

Ratio of expenses to average     .82% A, E   .85% E     .97% E     .90% E     .99% E     .90% E
net assets after expense
reductions

Ratio of net investment          .15% A      .48%       .63%       .41%       .39%       .40%
income to average  net assets

Portfolio turnover rate          173% A      96%        88%        176%       192%       182%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F SIX MONTHS ENDED OCTOBER 31
G YEAR ENDED APRIL 30

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Small Cap Selector (the fund) is a fund of Fidelity Capital Trust (the trust) (formerly a fund of Fidelity Commonwealth trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. On September 17, 1998, the Board of Trustees approved, and on July 14, 1999 the shareholders approved, a change in the fiscal year-end of the fund to October 31, 1999. Accordingly, the financial statements of the fund are presented for the six-month period ended. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $465,454,797 and $475,762,406, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the periods ended, October 31, 1999 and April 30, 1999, the management fee was equivalent to an annualized rate of .42% and an annual rate of .53%, respectively, of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the periods ended, October 31, 1999 and April 30, 1999, the transfer agent fees were equivalent to an annualized rate of .33% and an annual rate of .29%, respectively, of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $25,117 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $7,881,886. The fund received cash collateral of $8,125,007 which was invested in Central Cash Collateral Fund.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the periods ended, October 31, 1999 and April 30, 1999, the fund's expenses were reduced by $89,515 and $222,737, respectively, under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the periods ended, October 31, 1999 and April 30, 1999, the fund's custodian and transfer agent fees were reduced by $2,550 and $12,131, and $4,405 and $31,678, respectively, under these arrangements.

INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Small Cap Selector (formerly a fund of Fidelity Commonwealth Trust):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Small Cap Selector as of October 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the six months ended October 31, 1999 and for the year ended April 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended April 30, 1998, and the financial highlights for each of the years in the four-year period ended April 30, 1998 were audited by other auditors whose report, dated June 5, 1998, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Selector at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 3, 1999

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on September 15, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF               % OF
               VOTES CAST         VOTES CAST

RALPH F. COX
Affirmative    7,509,257,042.22   90.253

Withheld       810,974,411.70     9.747

TOTAL          8,320,231,453.92   100.000

PHYLLIS BURKE DAVIS
Affirmative    7,506,231,332.96   90.217

Withheld       814,000,120.96     9.783

TOTAL          8,320,231,453.92   100.000

ROBERT M. GATES
Affirmative    7,504,032,770.58   90.190

Withheld       816,198,683.34     9.810

TOTAL          8,320,231,453.92   100.000

EDWARD C. JOHNSON 3D
Affirmative    7,507,525,603.81   90.232

Withheld       812,705,850.11     9.768

TOTAL          8,320,231,453.92   100.000

E. BRADLEY JONES
Affirmative    7,499,372,595.84   90.134

Withheld       820,858,858.08     9.866

TOTAL          8,320,231,453.92   100.000

DONALD J. KIRK
Affirmative    7,511,636,484.25   90.282

Withheld       808,594,969.67     9.718

TOTAL          8,320,231,453.92   100.000

               # OF               % OF
               VOTES CAST         VOTES CAST

PETER S. LYNCH
Affirmative    7,511,302,034.68   90.278

Withheld       808,929,419.24     9.722

TOTAL          8,320,231,453.92   100.000

WILLIAM O. MCCOY
Affirmative    7,511,311,111.53   90.278

Withheld       808,920,342.39     9.722

TOTAL          8,320,231,453.92   100.000

GERALD C. MCDONOUGH
Affirmative    7,500,473,641.76   90.147

Withheld       819,757,812.16     9.853

TOTAL          8,320,231,453.92   100.000

MARVIN L. MANN
Affirmative    7,511,368,292.01   90.278

Withheld       808,863,161.91     9.722

TOTAL          8,320,231,453.92   100.000

ROBERT C. POZEN
Affirmative    7,508,639,836.16   90.246

Withheld       811,591,617.76     9.754

TOTAL          8,320,231,453.92   100.000

THOMAS R. WILLIAMS
Affirmative    7,501,155,831.96   90.156

Withheld       819,075,621.96     9.844

TOTAL          8,320,231,453.92   100.000

PROPOSAL 2

To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    244,011,094.28   78.724

Against        4,411,030.28     1.423

Abstain        61,537,170.36    19.853

TOTAL          309,959,294.92   100.000

PROPOSAL 3

To adopt an Amended and Restated Declaration of Trust.*

               # OF               % OF
               VOTES CAST         VOTES CAST

Affirmative    6,878,704,796.76   82.675

Against        319,740,789.58     3.843

Abstain        1,121,686,130.62   13.482

TOTAL          8,320,131,716.96   100.000

PROPOSAL 4

To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act, and modify the performance adjustment calculations.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    227,077,001.49   73.260

Against        12,089,657.66    3.901

Abstain        70,792,635.77    22.839

TOTAL          309,959,294.92   100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    228,608,261.54   73.754

Against        10,662,235.34    3.440

Abstain        70,688,798.04    22.806

TOTAL          309,959,294.92   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the 1940 Act.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    229,848,123.70   74.154

Against        9,098,306.41     2.936

Abstain        71,012,864.81    22.910

TOTAL          309,959,294.92   100.000

PROPOSAL 7

To approve a distribution and service plan pursuant to Rule 12b-1 for the fund that describes all material aspects of the proposed financing for the distribution of shares of the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    223,518,283.02   72.112

Against        14,303,243.98    4.615

Abstain        72,137,767.92    23.273

TOTAL          309,959,294.92   100.000

PROPOSAL 8

To approve an Agreement and Plan providing for the reorganization of the fund from a separate series of one Massachusetts business trust to another.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    228,815,889.95   73.821

Against        9,114,047.84     2.941

Abstain        72,029,357.13    23.238

TOTAL          309,959,294.92   100.000

PROPOSAL 9

To amend the fund's fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

               # OF             % OF
               VOTES CAST       VOTES CAST

Affirmative    223,925,797.73   72.244

Against        15,421,381.79    4.975

Abstain        70,612,115.40    22.781

TOTAL          309,959,294.92   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


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19740 IH 45 North
Spring, TX

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WISCONSIN

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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

SCS-ANN-1299  88257
1.703160.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
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FIDELITY(REGISTERED TRADEMARK)
TECHNOQUANT(REGISTERED TRADEMARK) GROWTH
FUND

ANNUAL REPORT
OCTOBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  23  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  28  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          29

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  LIFE OF FUND

FIDELITY TECHNOQUANT GROWTH       29.80%       64.55%

FIDELITY TECHNOQUANT GROWTH       25.91%       59.62%
(INCL. 3.00% SALES CHARGE)

S&P 500 (registered trademark)    25.67%       95.63%

Capital Appreciation Funds        36.56%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 278 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999  PAST 1 YEAR  LIFE OF FUND

FIDELITY TECHNOQUANT GROWTH     29.80%       18.28%

FIDELITY TECHNOQUANT GROWTH     25.91%       17.07%
(INCL. 3.00% SALES CHARGE)

S&P 500                         25.67%       25.38%

Capital Appreciation Funds      36.56%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             TechnoQuant Growth          S&P 500
             00333                       SP001
  1996/11/12       9700.00                    10000.00
  1996/11/30       9932.80                    10389.23
  1996/12/31      10020.10                    10183.42
  1997/01/31      10640.90                    10819.68
  1997/02/28       9923.10                    10904.51
  1997/03/31       9428.40                    10456.44
  1997/04/30       9554.50                    11080.69
  1997/05/31      10408.10                    11755.28
  1997/06/30      10922.20                    12281.92
  1997/07/31      12037.70                    13259.19
  1997/08/31      12095.90                    12516.41
  1997/09/30      12852.50                    13201.94
  1997/10/31      12241.40                    12760.99
  1997/11/30      11998.90                    13351.70
  1997/12/31      11816.38                    13580.95
  1998/01/31      11642.61                    13731.15
  1998/02/28      12593.23                    14721.44
  1998/03/31      13247.43                    15475.33
  1998/04/30      13196.32                    15631.01
  1998/05/31      12552.35                    15362.31
  1998/06/30      12726.12                    15986.33
  1998/07/31      12603.46                    15816.08
  1998/08/31      10957.75                    13529.39
  1998/09/30      11714.16                    14396.08
  1998/10/31      12296.80                    15567.06
  1998/11/30      12971.44                    16510.58
  1998/12/31      13948.31                    17461.92
  1999/01/31      15325.40                    18192.17
  1999/02/28      14188.25                    17626.76
  1999/03/31      15127.18                    18332.01
  1999/04/30      14928.96                    19042.01
  1999/05/31      14563.83                    18592.42
  1999/06/30      15450.59                    19624.30
  1999/07/31      15200.21                    19011.63
  1999/08/31      15210.64                    18917.53
  1999/09/30      14970.69                    18399.00
  1999/10/29      15961.79                    19563.28
IMATRL PRASUN   SHR__CHT 19991031 19991109 143444 R00000000000039

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity TechnoQuant Growth Fund on November 12, 1996, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $15,962 - a 59.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,563 - a 95.63% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF OCTOBER 31, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP CORE FUNDS IS 23.12%. THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP IS 24.64%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite some bumps in the road
along the way, the U.S. equity
market produced another period
of solid returns. For the 12 months
ending October 31, 1999, the Dow
Jones Industrial Average returned
26.84%. The Standard & Poor's
500 Index - a measure of
large-cap performance - returned
25.67% during the 12-month
period, while the Russell 2000
Index - a barometer of small-cap
stocks - mustered a return of
14.87%. Several factors played
roles in determining the market's
path, including Federal Reserve
Board monetary policy, shifting
investor sentiment and volatility in
certain pockets of the market. Early
in the period, the Fed tried to
stabilize the impact of shaky global
markets on the U.S. by lowering
interest rates. Investors applauded
the gesture as the Dow hit the
10,000 level for the first time in
late March. Late in the second
quarter, however, concerns over
an overheating U.S. economy and
global market recoveries triggered
inflation fears and washed away
some of the market's gains. In
June and again in August, the Fed
raised rates and the market sold
off throughout the third quarter as
investors anticipated additional
increases. The technology sector
had its shares of ups and downs
during the period. In the end,
though, tech stocks were the clear
market leaders as the NASDAQ
Index reeled off a healthy 67.98%
return.

(photograph of Tim Krochuk)

An interview with Tim Krochuk, Portfolio Manager of Fidelity
TechnoQuant Growth Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the 12 months that ended October 31, 1999, the fund returned 29.80%, while the Standard & Poor's 500 Index returned 25.67%. The capital appreciation funds average, as tracked by Lipper Inc., returned 36.56% for the same time period.

Q. WHY DID THE FUND OUTPERFORM THE S&P 500 YET TRAIL ITS PEER GROUP DURING THE PERIOD?

A. The fund outperformed the S&P 500 primarily because of the portfolio's higher exposure to large, momentum-driven market sectors such as technology and Internet services. Conversely, the fund lagged its peer group because a relatively smaller proportion of the portfolio's assets were invested in the same technology and Internet sectors. In other words, my quantitative models suggested a portfolio that was more concentrated than the broad market. At the same time, they suggested a more diversified portfolio than the peer group, in which many funds maintained or increased their large-cap growth bias during the period.

Q. WHAT DROVE YOUR QUANTITATIVE MODELS OVER THE PAST YEAR?

A. The most important factor was market breadth - the number of stocks and industries participating in the market's advance. Over the past 12 months, breadth took a roller-coaster ride, with as few as 30% and as many as 64% of the stocks in the S&P fueling the market's rise. Early in the period, only a few sectors - and only the largest stocks within those sectors - were participating in the market's gain. At that time, I added more technical measures - including market activity and company size - to my models in order to reduce the risks associated with being underrepresented in industry sectors experiencing positive momentum. Over the course of the next several months, my models increasingly gave more weight to these new factors. Although the fund remained well-diversified, with over 150 stocks at the end of October, my models allocated more assets to larger stocks within industries experiencing strong momentum, such as technology.

Q. WHICH HOLDINGS BENEFITED THE FUND'S PERFORMANCE?

A. The biggest contributors to performance reflected the fund's strategic shift towards a higher concentration in market-leading sectors. Five of the top-10 performers, for instance, were large-cap technology stocks. America Online, Texas Instruments, EMC Corp., Intel and Teradyne all performed well on the basis of attractive technical characteristics - including money inflows and trading volume - as well as strong market momentum and fundamentally attractive business prospects. The fund sold its position in EMC before the period ended. Biotechnology stocks such as Amgen and Biogen also generated strong returns. The biotech sector was attractive for a variety of reasons. Companies were relatively unaffected by changing interest rates, and most were not subjected to significant political or legal pressures. Also, the models' technical analysis suggested that the biotechnology group was beginning to break out of its four-year slump.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Fortunately, there weren't any large disappointments. However, during the spring, my models began predicting a more difficult environment for large, high price-to-earnings stocks, mostly in response to increasing manufacturing activity and potentially higher interest rates and inflation. The models suggested boosting the portfolio's allocation of defensive stocks that could stabilize the fund's returns in a weak, late-cycle market environment. Many of these stocks - including Philip Morris, Clorox and Heinz - failed to live up to the potential my models suggested over the short term.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I expect volatility to continue on two fronts - price and market breadth. We appear to be in a late-cycle market environment similar to those seen in 1994 and 1987. The question is whether the current environment will unfold like 1994 - with flat returns and significant volatility - or like 1987 - with a sharp correction. In either case, I believe an investor's best protection is to remain fully invested and to remain diversified.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative approach
that emphasizes technical
factors

FUND NUMBER: 333

TRADING SYMBOL: FTQGX

START DATE: November 12,
1996

SIZE: as of October 31, 1999,
more than $50 million

MANAGER: Tim Krochuk, since
inception; quantitative
analyst, 1994-1996; equity
research associate, 1992-
1994; joined Fidelity in
1992

TIM KROCHUK ON MARKET
UNCERTAINTY AND THE
YEAR 2000:

"The market environment of the past
18 months has convinced me that
volatility may be here to stay.
Between the Asian economic crisis
and recovery, a strong U.S.
economy, and Federal Reserve
Board posturing, investors have
become conditioned to the
uncertainty of market highs one
week followed by a sell-off the next.
As we look ahead, Year 2000 - or
Y2K - issues further complicate
the investment environment.
Uncertainty exists over how Y2K
may affect the markets over the next
several months.

"In uncertain environments,
investors are often advised to follow
long-term market trends. Over the
past 10 years, the S&P 500 was up
in 69% of the months, and in 58%
of the weeks. By keeping assets in
the stock market, investors
reduce the risk of picking the
`wrong' month or week to be
uninvested. Although market
volatility may be high, it's important
to stick with an investment plan
while this perceived risk factor
plays itself out. By remaining
invested with an appropriately
diversified portfolio, investors may
moderate the dangers and
participate in the opportunities
created by uncertainty
surrounding Y2K."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

General Electric Co.            4.3                      2.0

Microsoft Corp.                 4.2                      3.9

Wal-Mart Stores, Inc.           2.8                      1.2

Quaker Oats Co.                 2.7                      2.5

MCI WorldCom, Inc.              2.4                      2.6

Alcoa, Inc.                     2.2                      2.2

Cisco Systems, Inc.             2.0                      0.0

Citigroup, Inc.                 1.9                      1.7

Intel Corp.                     1.8                      2.0

Procter & Gamble Co.              1.8                      1.6

                                 26.1                     19.7

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

TECHNOLOGY                      29.4                     21.5

ENERGY                          9.7                      7.6

NONDURABLES                     9.6                      11.0

UTILITIES                       9.3                      9.0

INDUSTRIAL MACHINERY &          7.2                      5.1
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF OCTOBER 31, 1999 *                                       AS OF APRIL 30, 1999 **

Stocks                          95.7%                          Stocks                              92.8%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 4.3%                          Net Other Assets                     7.2%

* FOREIGN INVESTMENTS            2.8%                          ** FOREIGN INVESTMENTS               0.2%

Row: 1, Col: 1, Value: 95.7                                    Row: 1, Col: 1, Value: 92.8
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.3                                     Row: 1, Col: 8, Value: 7.2





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.7%

                                 SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.9%

Advanced Aerodynamics &           99,000               $ 247,500
Structures, Inc. Class A (a)

AlliedSignal, Inc.                3,400                 193,588

Boeing Co.                        200                   9,213

                                                        450,301

BASIC INDUSTRIES - 3.9%

CHEMICALS & PLASTICS - 0.8%

Dow Chemical Co.                  2,700                 319,275

Praxair, Inc.                     2,500                 116,875

                                                        436,150

METALS & MINING - 2.2%

Alcoa, Inc.                       18,000                1,093,500

PAPER & FOREST PRODUCTS - 0.9%

International Paper Co.           2,900                 152,613

Kimberly-Clark Corp.              4,100                 258,813

Willamette Industries, Inc.       1,000                 41,563

                                                        452,989

TOTAL BASIC INDUSTRIES                                  1,982,639

DURABLES - 1.2%

AUTOS, TIRES, & ACCESSORIES -
0.3%

AutoZone, Inc. (a)                5,800                 154,063

CONSUMER DURABLES - 0.4%

Minnesota Mining &                2,000                 190,125
Manufacturing Co.

TEXTILES & APPAREL - 0.5%

NIKE, Inc. Class B                4,400                 248,325

TOTAL DURABLES                                          592,513

ENERGY - 9.7%

ENERGY SERVICES - 3.0%

Baker Hughes, Inc.                6,600                 184,388

ENSCO International, Inc.         19,800                383,625

Halliburton Co.                   5,700                 214,819

Schlumberger Ltd.                 3,900                 236,194

Tidewater, Inc.                   17,000                510,000

                                                        1,529,026

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - 6.7%

Amerada Hess Corp.                8,000                $ 459,000

Anadarko Petroleum Corp.          2,300                 70,869

Anderson Exploration Ltd. (a)     200                   2,575

Apache Corp.                      11,000                429,000

Burlington Resources, Inc.        4,300                 149,963

EOG Resources, Inc.               4,300                 89,494

Gulf Canada Resources Ltd. (a)    200                   802

Kerr-McGee Corp.                  4,000                 215,000

Murphy Oil Corp.                  3,000                 168,188

Texaco, Inc.                      8,000                 491,000

The Coastal Corp.                 5,200                 219,050

Tom Brown, Inc. (a)               16,400                225,500

Union Pacific Resources           26,700                387,150
Group, Inc.

Unocal Corp.                      3,800                 131,100

USX-Marathon Group                11,200                326,200

                                                        3,364,891

TOTAL ENERGY                                            4,893,917

FINANCE - 7.0%

BANKS - 0.6%

Wells Fargo & Co.                 6,000                 287,250

CREDIT & OTHER FINANCE - 3.4%

American Express Co.              3,200                 492,800

Citigroup, Inc.                   18,000                974,250

MBNA Corp.                        4,600                 127,075

MicroFinancial, Inc.              8,000                 87,500

                                                        1,681,625

INSURANCE - 1.6%

American General Corp.            4,100                 304,169

CIGNA Corp.                       3,700                 276,575

Horace Mann Educators Corp.       4,700                 132,481

Travelers Property Casualty       3,100                 111,600
Corp. Class A

                                                        824,825

SAVINGS & LOANS - 0.5%

Golden West Financial Corp.       2,300                 257,025

SECURITIES INDUSTRY - 0.9%

Goldman Sachs Group, Inc.         1,000                 71,000

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Hambrecht & Quist Group (a)       5,700                $ 281,438

Legg Mason, Inc.                  3,200                 116,400

                                                        468,838

TOTAL FINANCE                                           3,519,563

HEALTH - 6.7%

DRUGS & PHARMACEUTICALS - 5.1%

Allergan, Inc.                    2,200                 236,225

Alpharma, Inc. Class A            7,400                 260,388

Amgen, Inc. (a)                   6,300                 502,425

Biogen, Inc. (a)                  9,000                 667,125

Bristol-Myers Squibb Co.          9,300                 714,356

Warner-Lambert Co.                2,600                 207,513

                                                        2,588,032

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Johnson & Johnson                 5,900                 618,025

VISX, Inc. (a)                    2,800                 175,175

                                                        793,200

TOTAL HEALTH                                            3,381,232

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.2%

ELECTRICAL EQUIPMENT - 6.1%

General Electric Co.              15,900                2,155,428

General Instrument Corp. (a)      15,200                817,950

Plug Power, Inc.                  100                   1,600

Scientific-Atlanta, Inc.          1,800                 103,050

                                                        3,078,028

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.1%

Caterpillar, Inc.                 1,700                 93,925

Illinois Tool Works, Inc.         3,300                 241,725

Ingersoll-Rand Co.                3,800                 198,550

Milacron, Inc.                    600                   9,863

                                                        544,063

TOTAL INDUSTRIAL MACHINERY &                            3,622,091
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

MEDIA & LEISURE - 5.2%

BROADCASTING - 2.7%

AMFM, Inc. (a)                    1,700                $ 119,000

Chris-Craft Industries, Inc.      7,931                 553,187

Clear Channel Communications,     1,300                 104,488
Inc. (a)

Spanish Broadcasting System,      500                   13,313
Inc. Class A

Time Warner, Inc.                 8,000                 557,500

                                                        1,347,488

ENTERTAINMENT - 0.5%

King World Productions, Inc.      6,700                 259,625
(a)

LODGING & GAMING - 0.7%

Harrah's Entertainment, Inc.      6,400                 185,200
(a)

Promus Hotel Corp. (a)            4,600                 157,550

                                                        342,750

PUBLISHING - 1.1%

Gannet Co., Inc.                  3,600                 277,650

Knight-Ridder, Inc.               4,700                 298,450

                                                        576,100

RESTAURANTS - 0.2%

McDonald's Corp.                  2,200                 90,750

TOTAL MEDIA & LEISURE                                   2,616,713

NONDURABLES - 9.6%

BEVERAGES - 1.5%

Canandaigua Brands, Inc.          800                   48,400
Class A (a)

Coors (Adolph) Co. Class B        12,900                715,950

                                                        764,350

FOODS - 4.6%

Corn Products International,      3,900                 126,994
Inc.

Dean Foods Co.                    6,000                 277,500

General Mills, Inc.               1,800                 156,938

H.J. Heinz Co.                    7,600                 362,900

Quaker Oats Co.                   19,700                1,379,000

                                                        2,303,332

HOUSEHOLD PRODUCTS - 2.7%

Clorox Co.                        7,800                 319,313

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - CONTINUED

Colgate-Palmolive Co.             2,500                $ 151,250

Procter & Gamble Co.              8,500                 891,438

                                                        1,362,001

TOBACCO - 0.8%

Philip Morris Companies, Inc.     12,200                307,288

UST, Inc.                         3,100                 85,831

                                                        393,119

TOTAL NONDURABLES                                       4,822,802

RETAIL & WHOLESALE - 4.3%

GENERAL MERCHANDISE STORES -
2.8%

Wal-Mart Stores, Inc.             25,300                1,434,194

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.5%

Best Buy Co., Inc. (a)            1,700                 94,456

E-Stamp Corp.                     100                   2,325

Home Depot, Inc.                  8,400                 634,200

                                                        730,981

TOTAL RETAIL & WHOLESALE                                2,165,175

SERVICES - 0.8%

ADVERTISING - 0.3%

Interpublic Group of              300                   12,188
Companies, Inc.

TMP Worldwide, Inc. (a)           1,700                 106,144

                                                        118,332

LEASING & RENTAL - 0.5%

Ryder System, Inc.                12,200                260,775

SERVICES - 0.0%

Jupiter Communications, Inc.      100                   3,438

Korn/Ferry International (a)      100                   2,225

Netcentives, Inc.                 100                   1,675

                                                        7,338

TOTAL SERVICES                                          386,445

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

TECHNOLOGY - 29.4%

COMMUNICATIONS EQUIPMENT - 5.1%

3Com Corp. (a)                    3,600                $ 104,400

Cisco Systems, Inc. (a)           13,652                1,010,248

Lucent Technologies, Inc.         11,200                719,600

Nokia AB sponsored ADR            6,100                 704,931

                                                        2,539,179

COMPUTER SERVICES & SOFTWARE
- 10.0%

Akamai Technologies, Inc.         100                   14,519

America Online, Inc. (a)          3,800                 492,813

BEA Systems, Inc. (a)             1,900                 86,688

BMC Software, Inc. (a)            1,500                 96,281

BroadVision, Inc. (a)             1,500                 109,500

CMGI, Inc. (a)                    2,100                 229,819

Compuware Corp. (a)               1,600                 44,500

Concord Communications, Inc.      2,300                 119,456
(a)

Cysive, Inc.                      100                   5,756

Data Return Corp.                 100                   1,506

eBay, Inc.                        1,000                 135,125

Electronic Arts, Inc. (a)         300                   24,244

Electronics for Imaging, Inc.     2,900                 116,906
(a)

Inktomi Corp. (a)                 2,000                 202,875

Interactive Pictures Corp.        5,800                 136,663

Intertrust Technologies Corp.     100                   5,450

Microsoft Corp. (a)               22,700                2,101,169

Open Market, Inc. (a)             11,200                198,800

Predictive Systems, Inc.          100                   4,350

RADWARE Ltd. (a)                  100                   5,144

Rational Software Corp. (a)       13,700                585,675

Scient Corp.                      200                   24,775

VERITAS Software Corp. (a)        2,800                 302,050

ZapMe! Corp.                      500                   3,750

                                                        5,047,814

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

MTI Technology Corp. (a)          2,100                 35,569

SmartDisk Corp.                   100                   5,481

                                                        41,050

ELECTRONIC INSTRUMENTS - 4.1%

KLA-Tencor Corp. (a)              9,600                 760,200

Kulicke & Soffa Industries,       18,800                553,425
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

MKS Instruments, Inc. (a)         5,000                $ 105,000

Teradyne, Inc. (a)                16,800                646,800

                                                        2,065,425

ELECTRONICS - 10.1%

Analog Devices, Inc. (a)          2,900                 154,063

AVX Corp.                         9,700                 388,000

Broadcom Corp. Class A (a)        1,200                 153,375

Brocade Communications            100                   26,900
Systems, Inc.

Celestica, Inc. (sub-vtg.) (a)    4,500                 247,673

Flextronics International         2,900                 205,900
Ltd. (a)

Intel Corp.                       11,600                898,275

JNI Corp.                         100                   5,344

Kent Electronics Corp. (a)        4,700                 91,356

Micron Technology, Inc. (a)       3,300                 235,331

Motorola, Inc.                    7,400                 721,038

Power Integrations, Inc. (a)      700                   71,356

Sanmina Corp. (a)                 5,100                 459,319

Texas Instruments, Inc.           8,400                 753,900

Vishay Intertechnology, Inc.      26,850                656,147
(a)

                                                        5,067,977

TOTAL TECHNOLOGY                                        14,761,445

TRANSPORTATION - 0.5%

TRUCKING & FREIGHT - 0.5%

USFreightways Corp.               5,700                 258,281

UTILITIES - 9.3%

CELLULAR - 0.4%

AirGate PCS, Inc.                 200                   10,000

QUALCOMM, Inc. (a)                800                   178,200

Triton PCS Holdings, Inc.         100                   3,525
Class A

                                                        191,725

ELECTRIC UTILITY - 3.2%

AES Corp. (a)                     1,900                 107,231

Allegheny Energy, Inc.            3,100                 98,619

Consolidated Edison, Inc.         5,600                 213,850

Dominion Resources, Inc.          5,800                 279,125

DTE Energy Co.                    3,000                 99,563

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Duke Energy Corp.                 2,500                $ 141,250

Entergy Corp.                     5,700                 170,644

FirstEnergy Corp.                 3,900                 101,644

FPL Group, Inc.                   7,400                 372,313

Texas Utilities Co.               1,300                 50,375

                                                        1,634,614

GAS - 1.0%

El Paso Energy Corp.              6,300                 258,300

Equitable Resources, Inc.         4,100                 149,650

Questar Corp.                     5,400                 97,200

                                                        505,150

TELEPHONE SERVICES - 4.7%

Allied Riser Communications       500                   9,031
Corp.

AT&T Corp.                        11,600                542,300

MCI WorldCom, Inc. (a)            13,900                1,192,794

SBC Communications, Inc.          11,800                601,063

                                                        2,345,188

TOTAL UTILITIES                                         4,676,677

TOTAL COMMON STOCKS                                     48,129,794
(Cost $38,496,217)

CASH EQUIVALENTS - 3.8%



Central Cash Collateral Fund,   143,079                 143,079
5.26% (b)

Taxable Central Cash Fund,      1,742,470               1,742,470
5.21% (b)

TOTAL CASH EQUIVALENTS                                  1,885,549
(Cost $1,885,549)

TOTAL INVESTMENT PORTFOLIO -                            50,015,343
99.5%
(Cost $40,381,766)

NET OTHER ASSETS - 0.5%                                 257,390

NET ASSETS - 100%                                     $ 50,272,733

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At October 31, 1999, the aggregate cost
of investment securities for income tax purposes was $40,486,214. Net unrealized appreciation aggregated $9,529,129, of which $10,500,673 related to appreciated investment securities and $971,544 related to depreciated investment securities.

The fund hereby designates approximately $994,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      OCTOBER 31, 1999

ASSETS

Investment in securities, at               $ 50,015,343
value (cost $40,381,766) -
See accompanying schedule

Cash                                        74,869

Receivable for investments                  716,302
sold

Receivable for fund shares                  31,863
sold

Dividends receivable                        21,607

Interest receivable                         14,938

Redemption fees receivable                  759

Other receivables                           23,555

 TOTAL ASSETS                               50,899,236

LIABILITIES

Payable for investments         $ 190,742
purchased

Payable for fund shares          242,386
redeemed

Accrued management fee           12,895

Other payables and accrued       37,401
expenses

Collateral on securities         143,079
loaned, at value

 TOTAL LIABILITIES                          626,503

NET ASSETS                                 $ 50,272,733

Net Assets consist of:

Paid in capital                            $ 32,710,901

Undistributed net investment                110,107
income

Accumulated undistributed net               7,818,148
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 9,633,577
(depreciation) on investments

NET ASSETS, for 3,284,981                  $ 50,272,733
shares outstanding

NET ASSET VALUE and                         $15.30
redemption price per share
($50,272,733 (divided by)
3,284,981 shares)

Maximum offering price per                  $15.77
share (100/97.00 of $15.30)

STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                            $ 438,023
Dividends

Interest                                      109,089

Security lending                              348

 TOTAL INCOME                                 547,460

EXPENSES

Management fee Basic fee         $ 294,928

 Performance adjustment           (127,031)

Transfer agent fees               166,877

Accounting and security           60,378
lending fees

Non-interested trustees'          156
compensation

Custodian fees and expenses       6,432

Registration fees                 21,786

Audit                             26,117

Legal                             358

Miscellaneous                     119

 Total expenses before            450,120
reductions

 Expense reductions               (12,865)    437,255

NET INVESTMENT INCOME                         110,205

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            7,901,399

 Foreign currency transactions    (99)        7,901,300

Change in net unrealized                      5,053,117
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               12,954,417

NET INCREASE (DECREASE) IN                   $ 13,064,622
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 110,205                    $ 234,788
income

 Net realized gain (loss)         7,901,300                    2,590,743

 Change in net unrealized         5,053,117                    (2,136,508)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       13,064,622                   689,023
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (76,650)                     -
From net investment income

 From net realized gain           (919,712)                    (4,205,729)

 TOTAL DISTRIBUTIONS              (996,362)                    (4,205,729)

Share transactions Net            9,062,326                    13,851,808
proceeds from sales of shares

 Reinvestment of distributions    966,965                      4,175,167

 Cost of shares redeemed          (19,839,456)                 (59,290,859)

 NET INCREASE (DECREASE) IN       (9,810,165)                  (41,263,884)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   12,082                       49,923

  TOTAL INCREASE (DECREASE)       2,270,177                    (44,730,667)
IN NET ASSETS

NET ASSETS

 Beginning of period              48,002,556                   92,733,223

 End of period (including        $ 50,272,733                 $ 48,002,556
undistributed net investment
income of $110,107 and
$236,418, respectively)

OTHER INFORMATION
Shares

 Sold                             635,560                      1,156,083

 Issued in reinvestment of        76,682                       368,181
distributions

 Redeemed                         (1,416,006)                  (4,884,415)

 Net increase (decrease)          (703,764)                    (3,360,151)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999      1998      1997 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.03   $ 12.62   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    .03       .04       (.04)

Net realized and unrealized       3.50      (.03) E   2.64
gain (loss)

Total from investment             3.53      .01       2.60
operations

Less Distributions

 From net investment income       (.02)     -         -

From net realized gain            (.24)     (.61)     -

Total distributions               (.26)     (.61)     -

Redemption fees added to paid     .00       .01       .02
in capital

Net asset value, end of period   $ 15.30   $ 12.03   $ 12.62

TOTAL RETURN B, C                 29.80%    .45%      26.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 50,273  $ 48,003  $ 92,733
(000 omitted)

Ratio of expenses to average      .89%      .91%      1.24% A
net assets

Ratio of expenses to average      .86% G    .88% G    1.24% A
net assets after  expense
reductions

Ratio of net investment           .22%      .35%      (.35)% A
income (loss) to average
net assets

Portfolio turnover rate           128%      334%      296% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN (LOSS) ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
F FOR THE PERIOD NOVEMBER 12, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity TechnoQuant Growth Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $61,287,265 and $73,547,408, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of
 .33% of average net assets after the performance adjustment.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $20,638 on sales of shares of the fund all of which was retained.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .33% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,833 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $145,304. The fund received cash collateral of $143,079 which was invested in the Central Cash Collateral Fund.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $12,278 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $587 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of
Fidelity TechnoQuant Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity TechnoQuant Growth Fund (a fund of Fidelity Capital Trust) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity TechnoQuant Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity TechnoQuant Growth Fund voted to pay on December 6, 1999, to shareholders of record at the opening of business on December 3, 1999, a distribution of $1.99 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.04 per share from net investment income.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Tim Krochuk, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

TQG-ANN-1299  88230
1.538682.102

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund (registered trademark) II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark)  Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2(FIDLEITY)LOGOS)(registered trademark)

Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
VALUE
FUND

ANNUAL REPORT
OCTOBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   20  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  24  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  29  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          30

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY VALUE                    9.24%        82.76%        243.25%

S&P 500 (registered trademark)    25.67%       217.79%       415.36%

Capital Appreciation Funds        36.56%       144.10%       286.27%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 278 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY VALUE                    9.24%        12.82%        13.13%

S&P 500                           25.67%       26.02%        17.82%

Capital Appreciation Funds        36.56%       17.66%        12.91%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Value                       S&P 500
             00039                       SP001
  1989/10/31      10000.00                    10000.00
  1989/11/30      10243.90                    10204.00
  1989/12/31      10313.81                    10448.90
  1990/01/31       9381.69                     9747.78
  1990/02/28       9435.05                     9873.52
  1990/03/31       9644.96                    10135.17
  1990/04/30       9563.13                     9881.79
  1990/05/31      10182.17                    10845.27
  1990/06/30       9872.65                    10771.52
  1990/07/31       9780.15                    10737.05
  1990/08/31       8922.74                     9766.42
  1990/09/30       8591.88                     9290.79
  1990/10/31       8399.76                     9250.84
  1990/11/30       8780.43                     9848.45
  1990/12/31       8991.38                    10123.22
  1991/01/31       9468.93                    10564.59
  1991/02/28      10039.75                    11319.96
  1991/03/31      10237.49                    11593.90
  1991/04/30      10371.80                    11621.73
  1991/05/31      10950.08                    12123.79
  1991/06/30      10442.68                    11568.52
  1991/07/31      10953.81                    12107.61
  1991/08/31      11218.70                    12394.56
  1991/09/30      11132.89                    12187.57
  1991/10/31      11263.47                    12350.89
  1991/11/30      10621.77                    11853.15
  1991/12/31      11346.73                    13209.15
  1992/01/31      11815.98                    12963.46
  1992/02/29      12277.54                    13131.98
  1992/03/31      12173.69                    12875.91
  1992/04/30      12516.02                    13254.46
  1992/05/31      12642.95                    13319.41
  1992/06/30      12477.55                    13120.95
  1992/07/31      12873.73                    13657.59
  1992/08/31      12573.71                    13377.61
  1992/09/30      12796.80                    13535.47
  1992/10/31      12850.65                    13582.84
  1992/11/30      13416.06                    14046.02
  1992/12/31      13746.60                    14218.78
  1993/01/31      14123.81                    14338.22
  1993/02/28      14197.69                    14533.22
  1993/03/31      14893.77                    14839.87
  1993/04/30      14975.44                    14480.75
  1993/05/31      15286.53                    14868.83
  1993/06/30      15286.53                    14911.95
  1993/07/31      15613.19                    14852.30
  1993/08/31      16157.61                    15415.20
  1993/09/30      16149.83                    15296.51
  1993/10/31      16635.92                    15613.15
  1993/11/30      16297.60                    15464.82
  1993/12/31      16899.68                    15651.94
  1994/01/31      17777.64                    16184.11
  1994/02/28      17618.01                    15745.52
  1994/03/31      16924.88                    15059.02
  1994/04/30      17315.55                    15251.77
  1994/05/31      17567.60                    15501.90
  1994/06/30      17550.80                    15122.10
  1994/07/31      18096.89                    15618.11
  1994/08/31      18739.61                    16258.45
  1994/09/30      18466.56                    15860.12
  1994/10/31      18781.62                    16216.97
  1994/11/30      17937.27                    15626.35
  1994/12/31      18188.91                    15858.09
  1995/01/31      17979.43                    16269.29
  1995/02/28      18518.72                    16903.30
  1995/03/31      19058.02                    17402.12
  1995/04/30      19490.34                    17914.61
  1995/05/31      19922.67                    18630.66
  1995/06/30      20154.43                    19063.45
  1995/07/31      20952.23                    19695.59
  1995/08/31      21188.45                    19745.03
  1995/09/30      21897.11                    20578.27
  1995/10/31      21446.95                    20504.81
  1995/11/30      22400.74                    21404.97
  1995/12/31      23123.90                    21817.23
  1996/01/31      23748.12                    22559.89
  1996/02/29      23827.31                    22769.02
  1996/03/31      24423.57                    22988.28
  1996/04/30      25066.42                    23327.13
  1996/05/31      25406.48                    23928.73
  1996/06/30      25187.54                    24019.90
  1996/07/31      23906.50                    22958.70
  1996/08/31      24782.26                    23442.90
  1996/09/30      25415.79                    24762.27
  1996/10/31      25616.10                    25445.21
  1996/11/30      27064.84                    27368.62
  1996/12/31      27020.61                    26826.44
  1997/01/31      27602.54                    28502.56
  1997/02/28      27885.65                    28726.02
  1997/03/31      27576.33                    27545.67
  1997/04/30      27780.79                    29190.15
  1997/05/31      29993.19                    30967.24
  1997/06/30      31345.79                    32354.57
  1997/07/31      33416.64                    34929.03
  1997/08/31      32714.13                    32972.30
  1997/09/30      34140.13                    34778.20
  1997/10/31      31843.85                    33616.60
  1997/11/30      32362.87                    35172.72
  1997/12/31      32715.94                    35776.63
  1998/01/31      32667.50                    36172.32
  1998/02/28      35185.98                    38781.07
  1998/03/31      36487.59                    40767.05
  1998/04/30      37038.51                    41177.16
  1998/05/31      36160.67                    40469.33
  1998/06/30      35730.84                    42113.19
  1998/07/31      33702.74                    41664.69
  1998/08/31      28181.47                    35640.81
  1998/09/30      28562.88                    37923.96
  1998/10/31      31420.37                    41008.69
  1998/11/30      32401.13                    43494.23
  1998/12/31      32775.91                    46000.37
  1999/01/31      32401.13                    47924.10
  1999/02/28      31693.99                    46434.62
  1999/03/31      32019.27                    48292.47
  1999/04/30      38072.38                    50162.84
  1999/05/31      38425.95                    48978.49
  1999/06/30      40215.02                    51696.80
  1999/07/31      38503.74                    50082.83
  1999/08/31      36997.53                    49834.92
  1999/09/30      35717.61                    48468.94
  1999/10/29      34324.55                    51536.05
IMATRL PRASUN   SHR__CHT 19991031 19991109 145245 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Value Fund on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $34,325 - a 243.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,536 - a 415.36% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. AS OF OCTOBER 31, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP VALUE FUNDS AVERAGE ARE 11.72%, 122.84%, 250.49%, AND 11.72%, 17.22%, 13.19%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite some bumps in the road
along the way, the U.S. equity
market produced another period
of solid returns. For the 12 months
ending October 31, 1999, the Dow
Jones Industrial Average returned
26.84%. The Standard & Poor's
500 Index - a measure of
large-cap performance - returned
25.67% during the 12-month
period, while the Russell 2000
Index - a barometer of small-cap
stocks - mustered a return of
14.87%. Several factors played
roles in determining the market's
path, including Federal Reserve
Board monetary policy, shifting
investor sentiment and volatility in
certain pockets of the market. Early
in the period, the Fed tried to
stabilize the impact of shaky global
markets on the U.S. by lowering
interest rates. Investors applauded
the gesture as the Dow hit the
10,000 level for the first time in
late March. Late in the second
quarter, however, concerns over
an overheating U.S. economy and
global market recoveries triggered
inflation fears and washed away
some of the market's gains. In
June and again in August, the Fed
raised rates and the market sold
off throughout the third quarter as
investors anticipated additional
increases. The technology sector
had its shares of ups and downs
during the period. In the end,
though, tech stocks were the clear
market leaders as the NASDAQ
Index reeled off a healthy 67.98%
return.

(photograph of Rich Fentin)

An interview with Rich Fentin, Portfolio Manager of Fidelity Value
Fund

Q. RICH, HOW DID THE FUND PERFORM OVER THE YEAR THAT ENDED OCTOBER 31,
1999?

A. For the period, Fidelity Value Fund had a total return of 9.24%. The Standard & Poor's 500 Index returned 25.67%, and the capital appreciation funds average tracked by Lipper Inc. returned 36.56% during the same 12 months.

Q. WHAT WERE THE MAIN FACTORS THAT DROVE THE FUND'S PERFORMANCE?

A. It's important to point out that there is a significant difference between the stocks that make up both the S&P 500 and Lipper's capital appreciation funds average on the one hand, and value stocks on the other. These days, it's hard to find many value stocks in the S&P 500 or in the Lipper group. That being said, value stocks had an up-and-down year. For the most part, the market continued to favor the high-growth stocks in the S&P 500, especially the high-valuation technology stocks that now make up about 23% of that index. The one exception was the second quarter of 1999, when value stocks inherited market leadership. An improved global economic backdrop caused investors to become more attracted to the economically sensitive companies that made up a large part of the value-stock universe. That trend reversed in the third quarter, due to higher interest rates, increases in raw material prices and rekindled investor interest in high-growth technology companies that were able to justify their expanding valuations by consistently beating earnings estimates. Interestingly, company fundamentals underlying value stocks actually improved over the past few months, although their share prices generally did not.

Q. WHERE DID YOU FIND INVESTMENT OPPORTUNITIES?

A. I continued to favor economically sensitive, or cyclical, stocks. Even though central banks, including the U.S. Federal Reserve, increased interest rates, the global economy was still responding to interest-rate cuts implemented around the world last year. Industrial production picked up, indicating improving prospects for commodity companies and those firms that serve them. I invested in commodities companies that would benefit from improvements in pricing. In addition, I was attracted to suppliers to commodity companies - such as specialty chemicals companies - whose prospects typically improve in response to increased sales volumes. Beyond that, I didn't play any other themes of note. The rest of the fund is made up of stocks I've chosen one at a time because they were cheap, with some offering other positive attributes for improvement, such as a new management team, a new product or consolidation within their industry.

Q. WHICH STOCKS HELPED PERFORMANCE?

A. Nalco Chemical was the best performer for the fund during the period, although this specialty chemical company should soon leave the portfolio because it was acquired. Another acquisition target, Browning-Ferris Industries, helped performance as it was snatched up by Allied Waste. Micron Technology and Alcoa performed well due to price increases in memory chips and aluminum, respectively. Retail stocks The Limited and Intimate Brands were linked as positive performers. Intimate Brands finally was recognized by investors following continued solid performance, and The Limited was helped because the company owns a significant stake in Intimate Brands. American Standard - a diversified manufacturer best known for its plumbing and air conditioning products - rose based on improved financial results. Browning-Ferris Industries, Micron Technology and Intimate Brands were no longer in the fund at the end of the period.

Q. WHICH STOCKS DISAPPOINTED?

A. On the downside, Waste Management tumbled due to concerns related to an accounting issue. R.R. Donnelley continued to post solid financial performance, but investors were concerned about this printer's ability to withstand competition from the Internet. Finally, Dole Foods encountered a number of difficulties related to both supply and demand, and its stock suffered.

Q. WHAT'S YOUR OUTLOOK?

A. It looks as if the global economic recovery is picking up steam. The overall stock marketplace is expensive, with record valuations driven by technology stocks. At the same time, the market has severely punished companies that haven't met expectations. As a result, the universe of value stocks has expanded. We can't tell when the market might rotate again to value stocks as it did in the second quarter. Regardless, I'll keep the fund poised to benefit when it does. Historically, value investing has proven to be a solid long-term strategy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation by investing
primarily in common stocks
of both domestic and foreign
issuers; the fund also invests
in companies that possess
valuable fixed assets or are
undervalued in the
marketplace

FUND NUMBER: 039

TRADING SYMBOL: FDVLX

START DATE: December 1, 1978

SIZE: as of October 31,
1999, more than $4.6
billion

MANAGER: Rich Fentin, since
1996; manager, Fidelity
Puritan Fund, 1987-1996;
Fidelity Value Fund, April
1992-December 1992;
Fidelity Growth Company
Fund, 1983-1987; joined
Fidelity in 1980

RICH FENTIN ON VALUE STOCKS:

"Although we haven't seen optimum
conditions for value stocks for some
time, there is no telling when the
market will shift its focus to value
stocks  for an extended period of
time. In the stock market of the late
1960s to the early 1980s, value
investing was a highly successful
strategy, as value-oriented stock
pickers were able to post reasonable
gains in an otherwise flat stock
market. Value stocks also tend to
become market leaders when we
are emerging from some kind of
economic or market trough.
Typically, that's because the stocks
are cheap, already at their lows at a
time when other stocks are
trending downward. It doesn't take
a lot of volume to move their prices
upward, and company
fundamentals improve quickly as
the economy starts to
re-accelerate.

"This is a backdrop we haven't seen
for some time, except for short
periods such as the second
quarter of 1999. At that time, the
rebound in global economic growth
helped spur value stocks to a
significant rally. Otherwise, growth
stocks have dominated the market in
the 1990s, driven by the
unprecedented expansion of the U.S.
economy. Nevertheless, there have
been some modest, temporary
slowdowns within certain segments
of the market. For example, in 1998,
oil and industrial production hit a lull.
In 1999, consumer industries have
lagged, while industrial production
has recovered dramatically from the
recession caused by global
economic slowdowns in 1997 and
1998."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Federated Department Stores,    3.4                      2.9
Inc.

Deluxe Corp.                    3.2                      2.8

Amerada Hess Corp.              3.1                      2.7

American Standard Companies,    3.0                      3.4
Inc.

Nucor Corp.                     2.8                      2.5

Consolidated Stores Corp.       2.8                      1.5

Donnelley (R.R.) & Sons Co.     2.5                      1.9

Nalco Chemical Co.              2.4                      4.2

Limited, Inc. (The)             2.4                      2.7

Hercules, Inc.                    2.1                      2.6

                                 27.7                     27.2

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

BASIC INDUSTRIES                19.6                     23.1

ENERGY                          12.1                     10.2

RETAIL & WHOLESALE              10.0                     7.3

CONSTRUCTION & REAL ESTATE      9.7                      9.6

SERVICES                        8.2                      5.7



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF OCTOBER 31, 1999 *                                       AS OF APRIL 30, 1999 **

Stocks                          89.6%                          Stocks                                 91.8%

Convertible  Securities          1.2%                          Convertible  Securities                 1.2%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 9.2%                          Net Other Assets                        7.0%

* FOREIGN INVESTMENTS            1.5%                          **   FOREIGN INVESTMENTS                1.8%

Row: 1, Col: 1, Value: 89.59999999999999                       Row: 1, Col: 1, Value: 91.8
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.2                                     Row: 1, Col: 4, Value: 1.2
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.199999999999999                       Row: 1, Col: 8, Value: 7.0





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 89.6%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 2.6%

AEROSPACE & DEFENSE - 2.5%

Boeing Co.                        20,000                   $ 921

GenCorp, Inc. (c)                 3,085,000                 35,092

Harsco Corp. (c)                  2,742,300                 80,726

                                                            116,739

SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding,        238,200                   7,235
Inc.

TOTAL AEROSPACE & DEFENSE                                   123,974

BASIC INDUSTRIES - 19.1%

CHEMICALS & PLASTICS - 10.4%

Arch Chemicals, Inc.              687,600                   10,142

Cabot Corp. (c)                   3,513,100                 65,431

CK Witco Corp.                    2,903,176                 27,217

Dow Chemical Co.                  10,000                    1,183

E.I. du Pont de Nemours and       44,524                    2,869
Co.

Engelhard Corp.                   1,201,100                 21,169

Geon Co. (c)                      1,410,500                 37,026

Georgia Gulf Corp.                380,800                   8,211

Great Lakes Chemical Corp.        20,000                    710

Hanna (M.A.) Co.                  618,000                   6,605

Hercules, Inc.                    4,026,600                 96,890

IMC Global, Inc.                  1,002,000                 12,776

Lyondell Chemical Co.             638,600                   7,743

Millennium Chemicals, Inc.        670,000                   12,395

Minerals Technologies, Inc.       265,400                   11,445

Nalco Chemical Co.                2,162,200                 114,191

Solutia, Inc.                     528,800                   9,089

W.R. Grace & Co. (a)              2,920,500                 43,625

                                                            488,717

IRON & STEEL - 2.9%

Mueller Industries, Inc. (a)      70,000                    2,236

Nucor Corp.                       2,501,500                 129,765

Steel Dynamics, Inc. (a)          128,700                   1,762

                                                            133,763

METALS & MINING - 1.4%

Alcoa, Inc.                       377,300                   22,921

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

METALS & MINING - CONTINUED

Olin Corp.                        1,168,600                $ 16,141

Phelps Dodge Corp.                80,000                    4,510

Ryerson Tull, Inc.                1,113,441                 22,826

                                                            66,398

PACKAGING & CONTAINERS - 1.5%

American National Can Group,      1,000,000                 12,500
Inc.

Bemis Co., Inc.                   942,700                   32,936

Tupperware Corp.                  1,150,200                 22,788

                                                            68,224

PAPER & FOREST PRODUCTS - 2.9%

Albany International Corp.        1,258,461                 19,113
Class A (c)

Bowater, Inc.                     451,700                   23,714

Champion International Corp.      245,300                   14,181

Chesapeake Corp.                  384,500                   11,535

Fort James Corp.                  1,838,562                 48,377

Pentair, Inc.                     510,000                   19,189

                                                            136,109

TOTAL BASIC INDUSTRIES                                      893,211

CONSTRUCTION & REAL ESTATE -
9.7%

BUILDING MATERIALS - 4.7%

American Standard Companies,      3,643,500                 139,136
Inc. (a)(c)

Ferro Corp. (c)                   2,829,700                 57,655

Omnova Solutions, Inc. (a)(c)     3,085,000                 21,595

                                                            218,386

ENGINEERING - 2.9%

Fluor Corp.                       1,935,600                 77,182

PerkinElmer, Inc.                 1,268,600                 51,775

Stone & Webster, Inc.             512,100                   7,938

                                                            136,895

REAL ESTATE - 0.0%

Trizec Hahn Corp. (sub-vtg.)      147,600                   2,698

REAL ESTATE INVESTMENT TRUSTS
- 2.1%

Apartment Investment &            416,800                   15,682
Management Co. Class A

Arden Realty Group, Inc.          314,700                   6,333

Avalonbay Communities, Inc.       369,200                   11,930

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

BRE Properties, Inc. Class A      230,100                  $ 5,220

Duke-Weeks Realty Corp.           289,200                   5,676

Equity Office Properties Trust    160,000                   3,540

First Industrial Realty           157,900                   3,898
Trust, Inc.

Fortress Investment Corp. (d)     250,000                   4,219

Highwoods Properties, Inc.        194,800                   4,712

Kimco Realty Corp.                244,000                   8,327

Mack-Cali Realty Corp.            391,800                   10,089

Public Storage, Inc.              260,500                   6,285

Redwood Trust, Inc.               263,470                   3,425

Simon Property Group, Inc.        284,400                   6,559

Spieker Properties, Inc.          63,000                    2,201

                                                            98,096

TOTAL CONSTRUCTION & REAL                                   456,075
ESTATE

DURABLES - 4.8%

AUTOS, TIRES, & ACCESSORIES -
1.2%

AutoNation, Inc. (a)              3,392,000                 34,132

Cooper Tire & Rubber Co.          330,000                   5,548

Eaton Corp.                       108,900                   8,195

Pep Boys-Manny, Moe & Jack        572,600                   7,158

                                                            55,033

CONSUMER DURABLES - 1.9%

Snap-On, Inc.                     2,960,300                 89,919

HOME FURNISHINGS - 1.2%

Heilig-Meyers Co. (c)             4,733,500                 20,709

Miller (Herman), Inc.             1,675,100                 36,329

                                                            57,038

TEXTILES & APPAREL - 0.5%

Liz Claiborne, Inc.               260,500                   10,420

Polo Ralph Lauren Corp. Class     571,100                   10,565
A (a)

Reebok International Ltd. (a)     327,300                   3,212

Unifi, Inc. (a)                   46,500                    558

                                                            24,755

TOTAL DURABLES                                              226,745

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

ENERGY - 12.1%

ENERGY SERVICES - 4.1%

Baker Hughes, Inc.                612,600                  $ 17,115

Halliburton Co.                   1,777,300                 66,982

Helmerich & Payne, Inc.           708,600                   16,874

Nabors Industries, Inc. (a)       620,000                   14,066

Noble Drilling Corp. (a)          1,349,800                 29,949

Smith International, Inc. (a)     211,500                   7,310

Weatherford International,        1,083,674                 36,709
Inc. (a)

                                                            189,005

OIL & GAS - 8.0%

Amerada Hess Corp.                2,499,400                 143,403

Burlington Resources, Inc.        170,100                   5,932

Cabot Oil & Gas Corp. Class A     176,300                   2,843

Conoco, Inc. Class B              156,869                   4,255

Forest Oil Corp. (a)              630,000                   8,426

Occidental Petroleum Corp.        4,143,900                 94,533

Ocean Energy, Inc. (a)            1,233,000                 11,328

Pioneer Natural Resources Co.     1,055,600                 9,896

Santa Fe Snyder Corp. (a)         1,296,400                 11,181

Sunoco, Inc.                      502,200                   12,116

Tosco Corp.                       926,800                   23,460

USX-Marathon Group                1,404,100                 40,894

Vintage Petroleum, Inc.           500,000                   5,438

                                                            373,705

TOTAL ENERGY                                                562,710

FINANCE - 0.6%

INSURANCE - 0.5%

ACE Ltd.                          849,500                   16,512

Loews Corp.                       10,000                    709

UnumProvident Corp.               150,000                   4,941

                                                            22,162

SAVINGS & LOANS - 0.0%

Astoria Financial Corp.           17,500                    630

SECURITIES INDUSTRY - 0.1%

Jefferies Group, Inc.             232,000                   4,945

TOTAL FINANCE                                               27,737

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

HEALTH - 2.4%

MEDICAL EQUIPMENT & SUPPLIES
- 1.4%

Biomet, Inc.                      804,760                  $ 24,243

DENTSPLY International, Inc.      1,198,000                 27,779

Millipore Corp.                   379,100                   12,084

                                                            64,106

MEDICAL FACILITIES MANAGEMENT
- 1.0%

HEALTHSOUTH Corp. (a)             1,000,000                 5,750

Quest Diagnostics, Inc. (a)       1,111,900                 31,133

Tenet Healthcare Corp. (a)        550,000                   10,691

                                                            47,574

TOTAL HEALTH                                                111,680

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.6%

ELECTRICAL EQUIPMENT - 2.0%

AMETEK, Inc. (c)                  3,305,000                 65,274

Sensormatic Electronics Corp.     1,864,400                 28,199
(a)

                                                            93,473

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

Kaydon Corp.                      932,600                   23,140

Kennametal, Inc.                  161,500                   4,643

                                                            27,783

POLLUTION CONTROL - 3.0%

Ogden Corp.                       1,789,400                 16,216

Republic Services, Inc. Class     4,737,900                 58,039
A (a)

Safety-Kleen Corp. (a)            553,100                   6,326

Waste Management, Inc.            3,243,622                 59,602

                                                            140,183

TOTAL INDUSTRIAL MACHINERY &                                261,439
EQUIPMENT

MEDIA & LEISURE - 2.1%

LEISURE DURABLES & TOYS - 0.5%

Brunswick Corp.                   943,900                   21,356

LODGING & GAMING - 0.5%

Gtech Holdings Corp. (a)          658,000                   13,242

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - CONTINUED

Harrah's Entertainment, Inc.      200,000                  $ 5,788
(a)

Starwood Hotels & Resorts         272,100                   6,241
Worldwide, Inc. unit

                                                            25,271

PUBLISHING - 1.1%

Banta Corp. (c)                   2,212,600                 50,060

TOTAL MEDIA & LEISURE                                       96,687

NONDURABLES - 4.4%

BEVERAGES - 0.4%

Canandaigua Brands, Inc.          279,300                   16,898
Class A (a)

FOODS - 3.7%

Corn Products International,      357,000                   11,625
Inc.

Dean Foods Co.                    805,000                   37,231

Dole Food Co., Inc. (c)           3,290,700                 59,027

Earthgrains Co.                   424,100                   9,675

Interstate Bakeries Corp.         840,000                   17,010

Keebler Foods Co. (a)             279,600                   8,930

Nabisco Group Holdings Corp.      394,300                   5,052

Nabisco Holdings Corp. Class A    714,600                   26,708

                                                            175,258

TOBACCO - 0.3%

RJ Reynolds Tobacco Holdings,     672,000                   14,574
Inc.

TOTAL NONDURABLES                                           206,730

PRECIOUS METALS - 0.7%

Agnico-Eagle Mines Ltd.           1,184,800                 9,540

Newmont Mining Corp.              1,070,200                 23,478

                                                            33,018

RETAIL & WHOLESALE - 10.0%

APPAREL STORES - 3.1%

Charming Shoppes, Inc. (a)        647,500                   3,217

Filene's Basement Corp. (a)(c)    1,927,310                 1,747

Limited, Inc. (The)               2,696,921                 110,911

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

APPAREL STORES - CONTINUED

Payless ShoeSource, Inc. (a)      536,200                  $ 24,565

Too, Inc. (a)                     453,854                   7,262

                                                            147,702

GENERAL MERCHANDISE STORES -
6.6%

Consolidated Stores Corp.         7,020,050                 128,555
(a)(c)

Federated Department Stores,      3,743,800                 159,805
Inc. (a)

Nordstrom, Inc.                   784,940                   19,574

                                                            307,934

GROCERY STORES - 0.2%

Fleming Companies, Inc.           663,089                   7,916

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

IKON Office Solutions, Inc.       400,000                   2,750

TOTAL RETAIL & WHOLESALE                                    466,302

SERVICES - 8.2%

LEASING & RENTAL - 0.8%

Ryder System, Inc.                1,808,500                 38,657

PRINTING - 6.6%

Deluxe Corp. (c)                  5,294,300                 149,564

Donnelley (R.R.) & Sons Co.       4,865,700                 117,993

Harland (John H.) Co. (c)         2,199,700                 41,794

                                                            309,351

SERVICES - 0.8%

Block (H&R), Inc.                 280,000                   11,918

Gartner Group, Inc.:

Class A                           152,000                   1,482

Class B (a)                       498,400                   4,673

Iron Mountain, Inc. (a)           116,000                   3,509

Pittston Co. (Brinks Group)       636,400                   12,211

Teletech Holdings, Inc. (a)       218,400                   3,099

                                                            36,892

TOTAL SERVICES                                              384,900

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - 2.4%

COMPUTER SERVICES & SOFTWARE
- 0.3%

Autodesk, Inc.                    297,200                  $ 5,573

Networks Associates, Inc. (a)     300,000                   5,494

Technology Solutions, Inc. (a)    274,000                   5,617

                                                            16,684

COMPUTERS & OFFICE EQUIPMENT
- 1.3%

Quantum Corp. - DLT & Storage     488,000                   7,534
Systems (a)

UNOVA, Inc. (a)(c)                3,858,500                 51,366

                                                            58,900

ELECTRONIC INSTRUMENTS - 0.1%

Thermo Electron Corp. (a)         450,400                   6,080

PHOTOGRAPHIC EQUIPMENT - 0.7%

Polaroid Corp.                    1,410,200                 31,465

TOTAL TECHNOLOGY                                            113,129

TRANSPORTATION - 4.5%

RAILROADS - 2.4%

Burlington Northern Santa Fe      1,606,700                 51,214
Corp.

Canadian National Railway Co.     759,400                   23,039

CSX Corp.                         877,600                   35,982

                                                            110,235

SHIPPING - 0.0%

Peninsular & Oriental Steam       144,000                   2,041
Navigation Co.

TRUCKING & FREIGHT - 2.1%

CNF Transportation, Inc. (c)      2,657,900                 87,877

Laidlaw, Inc.                     1,670,000                 10,326

                                                            98,203

TOTAL TRANSPORTATION                                        210,479

UTILITIES - 0.4%

ELECTRIC UTILITY - 0.2%

CMS Energy Corp.                  85,600                    3,157

Entergy Corp.                     58,300                    1,745

PG&E Corp.                        178,600                   4,097

                                                            8,999

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 0.2%

CenturyTel, Inc.                  256,000                   10,352

TOTAL UTILITIES                                             19,351

TOTAL COMMON STOCKS                                         4,194,167
(Cost $4,790,909)

CONVERTIBLE PREFERRED STOCKS
- 1.2%



BASIC INDUSTRIES - 0.5%

PACKAGING & CONTAINERS - 0.5%

Owens-Illinois, Inc. $2.375       681,200                   22,480

FINANCE - 0.3%

CREDIT & OTHER FINANCE - 0.3%

Union Pacific Capital Trust       268,000                   12,998
$3.125 TIDES (d)

MEDIA & LEISURE - 0.2%

PUBLISHING - 0.2%

Readers Digest Automatic          407,000                   12,159
Common Exchange Trust $1.93
TRACES

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

Canadian National Railway Co.     175,000                   8,838
$2.62

TOTAL CONVERTIBLE PREFERRED                                 56,475
STOCKS
(Cost $63,335)

CASH EQUIVALENTS - 9.5%

                                 SHARES                    VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     15,689,950               $ 15,690
5.26% (b)

Taxable Central Cash Fund,        427,132,081               427,132
5.21% (b)

TOTAL CASH EQUIVALENTS                                      442,822
(Cost $442,822)

TOTAL INVESTMENT PORTFOLIO -                                4,693,464
100.3%
(Cost $5,297,066)

NET OTHER ASSETS - (0.3)%                                   (14,890)

NET ASSETS - 100%                                          $ 4,678,574


SECURITY TYPE ABBREVIATIONS

TIDES                         -   Term Income Deferred Equity
                                  Securities

TRACES                        -   Trust Automatic Common
                                  Exchange Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,217,000 or 0.4% of net assets.

INCOME TAX INFORMATION

At October 31, 1999, the aggregate cost
of investment securities for income tax purposes was $5,298,220,000. Net unrealized depreciation aggregated $604,756,000, of which $400,709,000 related to appreciated investment securities and $1,005,465,000 related to depreciated investment securities.

The fund hereby designates approximately $848,960,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                  OCTOBER 31, 1999

ASSETS

Investment in securities, at            $ 4,693,464
value (cost $5,297,066) -
See accompanying schedule

Receivable for investments               8,524
sold

Receivable for fund shares               5,711
sold

Dividends receivable                     3,230

Interest receivable                      1,963

Other receivables                        30

 TOTAL ASSETS                            4,712,922

LIABILITIES

Payable for investments        $ 4,871
purchased

Payable for fund shares         11,873
redeemed

Accrued management fee          1,164

Other payables and accrued      750
expenses

Collateral on securities        15,690
loaned, at value

 TOTAL LIABILITIES                       34,348

NET ASSETS                              $ 4,678,574

Net Assets consist of:

Paid in capital                         $ 4,457,716

Undistributed net investment             79,692
income

Accumulated undistributed net            744,751
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              (603,585)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 96,377 shares           $ 4,678,574
outstanding

NET ASSET VALUE, offering                $48.54
price and redemption price
per share ($4,678,574
(divided by) 96,377 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS      YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                            $ 91,326
Dividends (including $30,404
received from  affiliated
issuers)

Interest                                      16,791

Security lending                              3

 TOTAL INCOME                                 108,120

EXPENSES

Management fee Basic fee         $ 30,988

 Performance adjustment           (13,924)

Transfer agent fees               11,376

Accounting and security           901
lending fees

Non-interested trustees'          21
compensation

Custodian fees and expenses       114

Registration fees                 242

Audit                             49

Legal                             22

Miscellaneous                     5

 Total expenses before            29,794
reductions

 Expense reductions               (1,216)     28,578

NET INVESTMENT INCOME                         79,542

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            747,465
(including realized gain
(loss) of  $20,656 on sales
of investments in affiliated
issuers)

 Foreign currency transactions    161         747,626

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (404,038)

 Assets and liabilities in        (94)        (404,132)
foreign currencies

NET GAIN (LOSS)                               343,494

NET INCREASE (DECREASE) IN                   $ 423,036
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 79,542                     $ 79,360
income

 Net realized gain (loss)         747,626                      1,027,112

 Change in net unrealized         (404,132)                    (1,110,339)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       423,036                      (3,867)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (59,249)                     (61,528)
From net investment income

 From net realized gain           (770,273)                    (1,018,942)

 TOTAL DISTRIBUTIONS              (829,522)                    (1,080,470)

Share transactions Net            2,275,068                    1,377,920
proceeds from sales of shares

 Reinvestment of distributions    789,967                      1,057,163

 Cost of shares redeemed          (3,871,891)                  (3,313,657)

 NET INCREASE (DECREASE) IN       (806,856)                    (878,574)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (1,213,342)                  (1,962,911)
IN NET ASSETS

NET ASSETS

 Beginning of period              5,891,916                    7,854,827

 End of period (including        $ 4,678,574                  $ 5,891,916
undistributed net investment
income of $79,692 and
$79,241, respectively)

OTHER INFORMATION
Shares

 Sold                             43,270                       24,263

 Issued in reinvestment of        17,239                       19,408
distributions

 Redeemed                         (77,661)                     (59,462)

 Net increase (decrease)          (17,152)                     (15,791)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999     1998      1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 51.90  $ 60.74   $ 54.99  $ 48.12  $ 44.71
of period

Income from  Investment
Operations

Net investment income B           .76      .60       .58      .70      .70

Net realized and  unrealized      3.58     (1.01)    11.62    8.38     5.16
gain (loss)

Total from investment             4.34     (.41)     12.20    9.08     5.86
operations

Less Distributions

 From net investment income       (.55)    (.48)     (.53)    (.48)    (.17)

From net realized gain            (7.15)   (7.95)    (5.92)   (1.73)   (2.28)

Total distributions               (7.70)   (8.43)    (6.45)   (2.21)   (2.45)

Net asset value, end of period   $ 48.54  $ 51.90   $ 60.74  $ 54.99  $ 48.12

TOTAL RETURN A                    9.24%    (1.33)%   24.31%   19.44%   14.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,679  $ 5,892   $ 7,855  $ 6,934  $ 5,063
(in millions)

Ratio of expenses to  average     .56%     .63%      .68%     .89%     .97%
net assets

Ratio of expenses to  average     .54% C   .61% C    .66% C   .88% C   .96% C
net assets  after expense
reductions

Ratio of net investment           1.50%    1.06%     1.01%    1.34%    1.58%
income  to average net assets

Portfolio turnover rate           50%      36%       56%      112%     125%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc. , an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,466,206,000 and $4,075,886,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .32% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $572,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $15,109,000. The fund received cash collateral of $15,690,000 which was invested in the Central Cash Collateral Fund.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,103,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,000 and $109,000, respectively, under these arrangements.

7. TRANSACTIONS WITH
AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS                PURCHASE COST      SALES COST          DIVIDEND INCOME      VALUE
AFFILIATE

Albany International Corp.          $ 1,202            $ -  16,270         $ -                  $ 19,113
Class A                              19,235             -  12,962           -                    139,136
American Standard Companies,         -  -               -                   793  -               65,274
Inc.                                 2,762              -                   1,234                -
AMETEK, Inc.                         9,189              4,502               260                  50,060
AnnTaylor Stores Corp.               8,781              -                   1,172                87,877
Banta Corp.                          8,421              3,827               -                    65,431
CNF Transportation, Inc.             -                  12,289              258                  128,555
Cabot Corp.                          36,646             75,886              6,570                -
Consolidated Stores Corp.            -                  38,485              1,875                149,564
Chesapeake Corp.                     -                  1,147               1,559                59,027  -
Deluxe Corp.                         18,683             -                   1,389                57,655
Dole Food Co., Inc.                  -                  47,029              -                    1,747
EG & G, Inc.                         -                  -                   -                    -
Ferro Corp.                          20,650             -                   1,442                35,092
Filene's Basement Corp.              6,030              -                   176                  37,026
First Brands Corp.                   -                  -                   660                  41,794
GenCorp, Inc.                        17,713             681                 2,199                80,726
Geon Co.                             -                  13,916              1,330                20,709
Harland (John H.) Co.                -                  12,260              377                  -
Harsco Corp.                         -                  114,278             534                  -
Heilig-Meyers Co.                    58                 -                   5,998                -  21,595
Intimate Brands, Inc. Class A        -                  87,505              -  2,038             -  -
Lawter International, Inc.           -  82              4,255  10,752       -                    -
Nalco Chemical Co.                   -                  -                   540                  51,366
Omnova Solutions, Inc.               15,138                                 -
Polariod Corp.
Ryerson Tull, Inc. Class A
Stone & Wedster, Inc.
UNOVA, Inc.

TOTALS                              $ 164,590          $ 456,044           $ 30,404             $ 1,111,747


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Capital Trust and the Shareholders of
Fidelity Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Value Fund (a fund of Fidelity Capital Trust) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Value Fund voted to pay on December 6, 1999, to shareholders of record at the opening of business on December 3, 1999 a distribution of $5.62 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.73 per share from net investment income.

A total of 56% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Richard B. Fentin, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

VAL-ANN-1299  88232
1.538531.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
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Growth Company Fund
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OTC Portfolio
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Small Cap Stock Fund
Stock Selector
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TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDLEITY_LOGOS)(registered trademark)

Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com